Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

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Declaration Page for Use With

Mortgage Guaranty Master Policy

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Mortgage Guaranty Insurance Corporation (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as specified in this Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.

Insured's Name and Mailing Address:	Master Policy Number:
LaSalle Bank National Association as Trustee for the	12-670-4-3364
Structured Asset Investment Loan Trust Mortgage
Pass-Through Certificates Series 2003-BC9
135 South LaSalle Street	Effective Date of Policy:
Suite 1625	August 1, 2003
Chicago, Illinois 60603

Includes Terms and Conditions #71-7135 (8/94)

Includes Endorsement(s):

#71-70192 (8/01)

#71-70201 (1/03)

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

MORTGAGE GUARANTY INSURANCE CORPORATION

Authorized Representative
Steven M. Thompson, Vice President

Form #71-70035 (10/96)

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Table of Contents

Mortgage Guaranty Master Policy

1

Definitions

1.1

Application

1.2

Appropriate Proceedings

1.3

Borrower

1.4

Borrower's Title

1.5

Certificate

1.6

Certificate Effective Date

1.7

Claim

1.8

Claim Amount

1.9

Commitment

1.10

Default

1.11

Environmental Condition

1.12

Good and Merchantable Title

1.13

Insured

1.14

Loan

1.15

Loss

1.16

Owner or Owner of the Loan

1.17

Perfected Claim

1.18

Person

1.1

Physical Damage

1.2

Policy

1.21

Possession of the Property

1.22

Property

1.23

Residential

1.24

Servicer

1.25

Settlement Period

1.26

Value

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate

2.2

Representations of the Insured

2.3

Company's Remedies for Misrepresentation

2.4

Incontestability for Certain Misrepresentations

2.5

Initial Premium and Term of Coverage

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of
Terminated Coverage

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

2.8

Cancellation by the Insured of a Certificate

2.9

Cancellation of Policy

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan

2.11

Refund of Premium for Denial of Claim in Full

3

Changes in Various Loan Terms, Servicing and Insured; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications

3.2

Open End Provisions

3.3

Assumptions

3.4

Change of Servicing

3.5

Change of Owner

3.6

Co-ordination and Duplication of Insurance Benefits

4

Exclusions From Coverage

4.1

Balloon Payment

4.2

Effective Date

4.3

Incomplete Construction

4.4

Fraud, Misrepresentation and Negligence

4.5

Non-Approved Servicer

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions)

4.7

Pre-Existing Environmental Conditions

4.8

Down Payment

4.9

First Lien Status

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms

5

Conditions Precedent to Payment of Claim

5.1

Notice of Default

5.2

Monthly Reports

0.1

Company's Option to Accelerate Filing of a Claim

0.2

Voluntary Conveyance

5.5

Appropriate Proceedings

5.6

Mitigation of Damages

5.7

Advances

5.8

Claim Information and Other Requirements

5.9

Acquisition of Borrower's Title Not Required

5.10

Sale of a Property by the Insured Before End of Settlement Period

5.11

Foreclosure Bidding Instructions Given by the Company

5.12

Effect of Unexpired Redemption Period on Payment of a Claim

5.13

Collection Assistance

6

Loss Payment Procedure

6.1

Filing of Claim

6.2

Calculation of Claim Amount

6.3

Payment of Loss; Company's Options

6.4

Calculation of Settlement Period

6.5

Payment by the Company After the Settlement Period

6.6

Discharge of Obligation

7

Additional Conditions

7.1

Proceedings of Eminent Domain

7.2

Pursuit of Deficiencies

7.3

Subrogation

7.4

Policy for Exclusive Benefit of the Insured and the Owner

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

7.7

Release of Borrower; Defenses of Borrower

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

7.9

No Agency

7.10

Successors and Assigns

7.11

Applicable Law and Conformity to Law

7.12

Notice

7.13

Reports and Examinations

7.14

Electronic Media

Terms and Conditions

1

Definitions

1.1

Application means a request for coverage, including assumption of coverage, under this Policy for a Loan on a form or in a format provided by the Company, and all other statements, documents or information furnished to the Company by the Insured or any other Person in connection with the insuring of the Loan. An application will include information, if so furnished to the Company, contained in the Borrower's Loan application, appraisal, verifications of income and deposit, plans and specifications for the Property, and all other exhibits and documents, and will include all data and information so furnished by electronic means.

1.2

Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

a.

Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

b.

Enforcing the terms of the Loan as allowed by the laws where the Property is located; or

c.

Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

d.

Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

1.3

Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co-signer or guarantor of the Loan.

1.4

Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired. Borrower's Title in the Insured may be, but need not be the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

1.5

Certificate means the document, which may be on the same form as the Commitment, issued by the Company pursuant to this Policy and extending the coverage indicated therein to a specified Loan.

1.6

Certificate Effective Date means, as specified in the Certificate, (a) the closing date of a Loan, or (b) the later date requested by the Insured and accepted by the Company.

1.7

Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

1.8

Claim Amount means the amount calculated in accordance with Section 6.2 of this Policy.

1.9

Commitment means the document, which may be on the same form as the Certificate, issued by the Company evidencing the Company's offer to insure the Loan identified therein, subject to the terms and conditions therein and in this Policy.

1.10

Default means the failure by a Borrower (a) to pay when due an amount equal to or greater than one (1) monthly regular periodic payment due under the terms of a Loan or (b) to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due on sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings. Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan. The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or such basis for Appropriate Proceedings remains. For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

1.11

Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, or poisoning, contamination or pollution of earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law. Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

1.12

Good and Merchantable Title means title to a Property free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

a.

Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

b.

Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed; and

c.

Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities. Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned resulting in a change in the Insured named on a Certificate in accordance with this Policy.

The Insured must be the Servicer of a Loan or, if there is no Servicer, the Owner of the Loan.

1.14

Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

1.15

Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3. A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

1.16

Owner or Owner of the Loan means the Person who owns a Loan and of whom the Company is notified in accordance with this Policy.

1.17

Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.18

Person means any individual, corporation, partnership, association or other entity.

1.19

Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

1.20

Policy means this contract of insurance and all Applications, Commitments, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

1.21

Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition.

1.22

Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.

1.23

Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development.

1.24

Servicer means that Person acting on behalf of the Owner of a Loan (or on behalf of the Owner's designee, if any) to service the Loan and of whom the Company has been notified. The Servicer acts as a representative of the Owner of the Loan (and the Owner's designee, if any) and will bind the Owner and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy. References in this Policy to a Servicer's obligations will not be construed as relieving the Owner or its designee of responsibility for the Servicer's performance.

1.25

Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

1.26

Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or appraised value of the Property as set forth in the Certificate.

Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate - In order to insure a Loan under this Policy, the Insured or a Person acting on behalf of the Insured must submit to the Company a properly completed Application. Approval of any Application will be at the discretion of the Company and will be in the form of a Commitment or a Certificate which offers to extend, or extends coverage under the terms and conditions of both this Policy and the Commitment or Certificate, as the case may be.

In lieu of such an Application and supporting statements, documents and information submitted to the Company in connection with insuring a Loan, the Company may accept an alternative form of Application, containing more limited information, including certifications by or on behalf of the Insured as to characteristics of a Loan in lieu of supporting statements, documents and information. The Company shall be entitled to fully rely on such alternative Application as submitted. Use of an alternative form of Application shall not waive or change the other terms and conditions of this Policy under which a Loan is insured or the responsibility of the Insured for the accuracy of statements, documents and information submitted by it or other Persons to the Company as provided in this Policy.

If the Company declines to approve a mortgage loan, it will not issue a Commitment or Certificate, and it will notify the Insured in writing of such declination. If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application which it received from the applicant, the Insured or such Person will be responsible for notifying the applicant that the Company declined to approve the mortgage loan. Such notification will be made in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured - The Insured represents that:

a.

all statements made and information provided to the Company in an Application or in any Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan), whether by it, the Borrower, or any other Person, have been made and presented for and on behalf of the Insured; and

b.

such statements and information are not false or misleading in any material respect as of the date(s) on which they are made or provided and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s).

It is understood and agreed that such statements and information in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information and without any obligation to independently verify the statements and information submitted to it; and the Company's reliance on the representations in Section 2.2(a) and (b) above survive the issuance of a Commitment and Certificate or such continuation of coverage.

Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

2.3

Company's Remedies for Misrepresentation - Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums retroactively to such applicable date.

2.4

Incontestability for Certain Misrepresentations - Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in an Application, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

2.5

Initial Premium and Term of Coverage

a.

Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium. Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan. Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium. Tender of the initial premium will constitute a representation for purposes of Section 2.2 by the Insured that any special conditions included by the Company in the related Commitment have been satisfied and that no payment which is then due under the Loan is more than thirty (30) days past due.

b.

The Company will not rescind or cancel coverage, or deny or adjust a Claim for Loss, with respect to a Loan on the basis of a failure to satisfy a special condition (other than a special condition relating to completion of construction, as described in Section 4.3 or to rehabilitation or repairs) if the Borrower has made twenty-four (24) consecutive full installment payments from the Borrower's own funds. The terms "installment payments," "consecutive," and "Borrower's own funds" shall have the meanings provided in Section 2.4(b).

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

a.

The Company must give the Insured prior notice of the due date for payment of the applicable renewal premium payable for continued coverage of each Certificate. The entire renewal premium must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment. Upon payment of the entire renewal premium within such grace period, the Certificate will be deemed renewed for the applicable renewal period and a Default occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the applicable premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium shall be due in order to maintain coverage of such Default.

With respect to a Loan with renewal premiums due on an annual basis, if the annual renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any Default occurring after the date through which the applicable premium has been paid will not be covered.

With respect to a Loan with renewal premiums due on a monthly basis, if the monthly renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate as of 12:01 a.m. on the first day following the date through which the applicable monthly premium has been paid, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay renewal premiums, and coverage of such Default will continue, while such Default exists. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage. If such Default is not cured and results in a Claim, the unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

b.

If there occurs a transfer of servicing rights for a group of Loans to a new Servicer, a seizure of servicing rights by the Owner of such Loans, or a Servicer's surrender to the Owner of such servicing rights and if:

1.

the Company terminates coverage on one or more of such Loans for nonpayment of the renewal premium; and the grace period for payment of the renewal premium provided for in Section 2.6 (a) expired after such transfer, seizure or surrender;

2.

either the Owner of such Loans on which coverage was terminated, or the new Servicer for such Loans, certifies in writing to the Company within sixty (60) days after expiration of such grace period, that all of such Loans were serviced for the Owner at the time of nonpayment of renewal premium; and that in good faith it believes that the failure to pay the renewal premium on all such Loans was an error or omission caused by such transfer, seizure or surrender of servicing; and

3.

either the Owner or the new Servicer of such Loans pays the entire amount of renewal premiums due and unpaid on all such Loans within such sixty day period; then upon satisfaction of all of the foregoing conditions, the Company shall reinstate coverage on such Loans retroactively to the effective date of termination of coverage, under all of the terms and conditions in effect at termination and as if there had been no lapse in coverage.

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

a.

The Company may permit coverage of a Loan to be certified and become effective without the Insured's return of an executed Commitment or Certificate, but coverage will only become effective if within fifteen (15) days after the Certificate Effective Date (or such longer period as the Company may allow) the Insured provides the Company with the Certificate Effective Date and other information required by the Company, and pays the required premium. If signature and return of an executed Commitment or Certificate is not required, the Insured will nevertheless be automatically deemed to have made all certifications, representations and statements attributable to it in the form of the Commitment or Certificate, as though, and to the same extent as if, the Insured had executed and returned the Commitment or Certificate.

b.

The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company. The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium. Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

2.8

Cancellation by the Insured of a Certificate - The insured may obtain cancellation of a Certificate by returning the Certificate to the Company or making a written request to the Company for cancellation. Upon receipt, the Company will refund, where applicable, a portion of the premium paid in accordance with the appropriate cancellation schedule which is either attached to this Policy or which will be provided by the Company to the Insured upon request. However, no refund on a Certificate will be paid if the Loan is in Default on the date the Company receives the request. Cancellation of a Certificate will not cancel this Policy.

2.9

Cancellation of Policy - Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Commitments or Certificates under this Policy by providing thirty (30) days' written notice of cancellation of this Policy. However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan - The Company will be entitled to assume that the Insured identified on this Policy and under a Certificate is the Owner of the Loan. If the Company receives written notice acceptable to it that there is an Owner of the Loan who is not the Insured, the Company shall identify that Owner in its internal records and for purposes of this Policy. The Company shall be required to identify only one Owner for a Loan at any one time.

The Company will provide the Owner of a Loan so identified in its records with an opportunity to cure non-payment of renewal premium, as provided under Section 2.6; will notify such Owner of the Loan of a non-approved Servicer and allow replacement with a new Servicer, as provided under Section 4.5; will allow the Owner (or its designee, if any) to replace a Servicer and allow the replacement Servicer to become the Insured under Section 1.13; and will allow the Owner to become the Insured under Section 1.13 if the Owner services the Loan itself. Any Person becoming an Insured under this Policy shall be subject to all of the terms and conditions of this Policy to the same extent as any previous Insured hereunder and without regard to the extent of the knowledge or responsibility of such Person, relating to matters occurring before such Person became an Insured.

2.11

Refund of Premium for Denial of Claim in Full - If, because of a provision in Sections 2, 3 or 4 (other than Sections 4.3, 4.6, or 4.7), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

3

Changes in Various Loan Terms, Servicing and Owner; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications - Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

3.2

Open End Provisions - The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained. The Insured will pay the Company the additional premium due at the then prevailing premium rate.

3.3

Assumptions - If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing. The Company will not unreasonably withhold approval of an assumption. It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

3.4

Change of Servicing - If the servicing rights for a Loan are sold, assigned or transferred by the Insured or the Owner, coverage of the Loan hereunder will continue provided that written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company. The Company shall be automatically deemed to have approved as a Servicer any person to whom the Company has issued a master policy, which has not been cancelled, providing for residential mortgage guaranty insurance.

3.5

Change of Owner - If a Loan or a participation in a Loan is sold, assigned or transferred by its Owner, coverage of the Loan will continue, subject to all of the terms and conditions contained in this Policy. The new Owner of the Loan will be identified in the Company's records from the date that the Company receives written notice thereof. In the case of the sale of a participation in a Loan, the Company shall be notified of only one new Owner. If there is new ownership, the Loan must continue to be serviced by a Person approved by the Company as a Servicer.

3.6

Co-ordination and Duplication of Insurance Benefits - The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

4

Exclusions From Coverage

The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

4.1

Balloon Payment - Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan, (a) as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and (b) which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment"). This exclusion will not apply if the Insured, the Owner of the Loan, or other Person acting on either's behalf offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which (i) constitutes a first lien, (ii) is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1), (iii) is in an amount not less than the then outstanding principal balance, (iv) has no decrease in the amortization period, and (v) is offered regardless of whether the Borrower is then qualified under the Insured's or Owner's underwriting standards. This exclusion also will not apply if the Borrower is notified of the availability of such renewal or extension of the Loan or new loan and does not accept the renewal, extension or new loan.

4.2

Effective Date - Any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

4.3

Incomplete Construction - Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the appraisal of the Property at origination of the Loan was based.

4.4

Fraud, Misrepresentation and Negligence - (a) Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

(b) Any Claim where there was negligence by the Insured with respect to the Loan, which (1) was material to either the acceptance of the risk or the hazard assumed by the Company; (2) materially contributed to the Default resulting in such Claim; or (3) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

4.5

Non-Approved Servicer - Any Claim occurring when the Servicer, at time of Default or thereafter, is not approved in writing or in a list published by the Company; provided that this exclusion shall only apply if the Company notifies the Owner of the Loan in writing if a Servicer is no longer approved and if within ninety (90) days thereafter the Owner does not complete a transfer of servicing to a new Servicer approved by the Company.

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) - Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.7 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

a.

This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

b.

This exclusion will apply only if such Physical Damage occurred or manifested itself (1) prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or (2) prior to the Default and was the most important cause of the Default and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient to restore the Property as provided in paragraph (c) below.

c.

The exclusion resulting from paragraph (b) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date. In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

d.

For purposes of this Section 4.6, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law; and chattel items affixed to the real property and identified in the appraisal of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

e.

Cost estimates relied upon by the Company in connection with this Section 4.6 shall be provided in writing by an independent party selected by the Company. The Company will furnish the Insured with- any such written cost estimates, if requested by the Insured.

4.7

Pre-Existing Environmental Conditions - Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

a.

This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

b.

This exclusion will apply only if such Environmental Condition (1) was a principal cause of the Default, and (2) has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

c.

This exclusion will not apply if the Environmental Condition is removed or remedied in a timely and diligent manner in accordance with applicable governmental standards for safe residential occupancy.

4.8

Down Payment - Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Application.

4.9

First Lien Status - Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms - Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with the terms of, this Policy or of its obligations as imposed by operation of law, if the breach or failure:

a.

Materially contributed to the Default resulting in such Claim; or

b.

Except for a breach described in Section 2.3, increased the Loss; provided that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

5

Conditions Precedent to Payment of Claim

It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

5.1

Notice of Default -The Insured must give the Company written notice:

a.

Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

b.

Within ten (10) days of either

1.

The date when the Borrower becomes four (4) months in Default on the Loan; or

2.

The date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

whichever occurs first.

5.2

Monthly Reports - Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default. These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

5.3

Company's Option to Accelerate Filing of a Claim - If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within twenty (20) days after notice from the Company. The Company will then make a payment of Loss in accordance with the percentage guaranty option in Section 6.3(b). Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim. Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be includable in the Claim Amount under this Section 5.3 after the date that the accelerated claim is filed. If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan. If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

5.4

Voluntary Conveyance-The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained. Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

5.5

Appropriate Proceedings -The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. Such instructions may be general or applicable only to specific Loans. The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

In conducting Appropriate Proceedings, the Insured must:

a.

Diligently pursue the Appropriate Proceedings once they have begun;

b.

Apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

c.

Furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings, except as the Company may waive such requirement in writing;

d.

Act and bid at the foreclosure sale in accordance with Section 5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected. Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and 7.3 relating to establishing a deficiency; and

e.

When requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount (as computed under Section 6.2) at least fifteen (15) days before the foreclosure sale.

5.6

Mitigation of Damages -The Insured must actively cooperate with and assist the Company to prevent and mitigate the Loss, including good faith efforts by the Insured to obtain a cure of the Default, collect amounts due under the Loan, inspect and appraise the Property and effectuate the early disposition of the Property. The Company must administer this Policy in good faith.

5.7

Advances -The Insured must advance:

a.

Normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

b.

Reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under Section 4; and

c.

Reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

5.8

Claim Information and Other Requirements-The Insured must provide the Company with:

a.

All information reasonably requested by the Company;

b.

A completed form furnished by or acceptable to the Company for payment of a Claim;

c.

If the Property is not being acquired by the Company: a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance.

In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in Section 5.8(d)(2) that it has acquired Good and Merchantable Title to the Property.

d.

If the Property is being acquired by the Company:

1.

a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

2.

a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

3.

Possession of the Property, but only if the Company has required such Possession in writing.

e.

Access to the Property, if requested by the Company under Section 6.4 (b).

5.9

Acquisition of Borrower's Title Not Required - The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

5.10

Sale of a Property by the Insured Before End of Settlement Period

a.

The Insured must submit to the Company any offer to purchase a Property which it receives after the Company has notified the Insured that it will acquire the Property and before the end of the Settlement Period. The Company must then promptly notify the Insured that it will either (1) not approve of such offer, in which case the Company's notice to acquire the Property will remain in effect, or (2) approve such offer, in which case the Company's notice of acquisition will remain in effect, if the approved offer does not close as scheduled. The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

b.

If the Company has not notified the Insured that it will acquire the Property, and if the Company's right to acquire the Property has not expired pursuant to Section 6.5 or has not been waived, the insured must submit to the Company for approval any offer to purchase the Property which would be acceptable to the Insured. The Company shall then promptly either approve or not approve such offer. If the approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by (1) paying the percentage guaranty option as calculated under Section 6.3(b), or (2) paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

c.

The following provisions shall apply to offers submitted to the Company under this Section 5.10:

1.

At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below. The Company may not require any changes to the offer or direct the marketing of the Property or expenditures by the Insured for restoration of the Property as a condition to its approval.

2.

If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated. The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property. If the estimated net proceeds as calculated by the Company is acceptable to the Insured, the Loss payable shall be computed as determined below. If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

3.

If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of (i) the actual net amount as calculated below, or (ii) the percentage guaranty option under Section 6.3(b) without regard to a sale of the Property. The actual net amount will be the Claim Amount calculated under Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property. The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds. For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (c), or as otherwise approved by the Company.

4.

The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer. Expenses paid to Persons employed or controlled by the Insured or the Owner of the Loan or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

5.

If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release marketing information about the Property to the Company, if requested by the Company.

5.11

Foreclosure Bidding Instructions Given by the Company - The Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property, unless otherwise directed by the Company. The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

a.

The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten per cent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

b.

The maximum amount shall not exceed the greater of (1) the fair market value of the Property as determined under subparagraph (a) above, or (2) the estimated Claim Amount less the amount which the Company would pay as the percentage guaranty option under Section 6.3(b).

c.

For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.

5.12

Effect of Unexpired Redemption Period on Payment of a Claim - If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

If the Company has paid to the Insured a Claim under its percentage guaranty option in Section 6.3 (b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

5.13

Collection Assistance - If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

6

Loss Payment Procedure

6.1

Filing of Claim - The Insured shall file a Claim after, but no later than sixty (60) days following, the conveyance to the Insured of Borrower's Title to the Property. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then the Claim must be filed (a) within sixty (60) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) at the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the sixty (60) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of the Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

6.2

Calculation of Claim Amount - Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to the sum of:

a.

The amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

b.

The amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

c.

The amount of advances incurred by the Insured under Section 5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or the Owner of the Loan or their other internal costs) provided that:

1.

Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

2.

Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated through the date the Claim is filed with the Company;

less:

(i)

The amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property;

(ii)

The amount of cash remaining in any escrow account as of the last payment date;

(iii)

The amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

(iv) The amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan; and

(v)

Any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

6.3

Payment of Loss; Company's Options - Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and if the Company has received a Perfected Claim, the Company shall at its sole option exercise its:

a.

Property acquisition settlement option. Pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 for the Company's acquisition of the Property; or

b.

Percentage guaranty option. Allow the Insured to retain all rights in and title to the Property, and pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 of this Policy multiplied by the percentage of coverage or as otherwise calculated as specified in the Certificate. However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

c.

Pre-Claim sale option. Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such Sections are applicable. The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made. In the event of a Loss on a Loan with renewal premiums due monthly, which results from a Default covered under Section 2.6(a), the Company shall deduct from the payment of Loss an amount equal to any unpaid renewal premiums for the subject Loan through the end of the monthly renewal period in which such Default occurred.

6.4

Calculation of Settlement Period - The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

a.

No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim. The sixty-day period will be suspended until the Company receives such additional documents and information. The Company may request additional documents and information after such twenty-day period, and the Insured must use reasonable efforts to satisfy such request.

b.

No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property. If the Company does not notify the Insured by that date, its right to such access will be deemed waived. If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it. If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

c.

If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

d.

If the sixty day period is suspended for more than one reason, the resulting suspended periods will only be cumulative if in fact they occur at different times; to the extent they occur simultaneously, they will not be cumulative.

6.5

Payment by the Company After the Settlement Period - If the Company has not paid a Loss during the Settlement Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Claim. If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

6.6

Discharge of Obligation - Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7

Additional Conditions

7.1

Proceedings of Eminent Domain - In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Pursuit of Deficiencies

a.

The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property. Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500. If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty (30) days before the foreclosure sale. If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

b.

The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

i.

If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:

(A)

such additional expenses advanced pursuant to Section 5.7 by the Insured; and

(B)

such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

ii.

If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be includable in the Claim Amount or payable at any time by the Company.

iii.

For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorneys' fees in Section 6.2 will not apply.

iv.

All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

c.

The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2. The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

7.3

Subrogation - Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property. The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights. The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

7.4

Policy for Exclusive Benefit of the Insured and the Owner - A Commitment and Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured and the Owner of the related Loan, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Commitment or Certificate.

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance - If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be includable in the Claim Amount, as provided in this Section 7.5.

If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period). In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be includable in the Claim Amount, directly or by an addition to the principal balance includable in the Claim Amount.

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

a.

Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration. Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgement from a court of competent jurisdiction on matters of interpretation of the Policy. Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business. Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

b.

No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan. No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

c.

If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

7.7

Release of Borrower; Defenses of Borrower - The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release. If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

a.

The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment. Such amendment will only be applicable to those Certificates where the related Commitment was issued on or after the effective date of the amendment.

b.

No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

c.

No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

d.

As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

7.9

No Agency - Neither the Insured, any Servicer or Owner, nor any of their employees or agents, will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer or Owner.

7.10

Successors and Assigns - This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

7.11

Applicable Law and Conformity to Law - All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located. Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

7.12

Notice - All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202. The Company may change this address by giving written notice to the Insured. Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof. Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message. A telecopy or such tape or message shall be effective only when received. The Company and the Insured may mutually agree that notices will be sent to any additional Person. Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

7.13

Reports and Examinations - The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

7.14

Electronic Media - The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them. In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche. Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

_________________________________________________________

Master Reporting Program Endorsement

(With Limited Incontestability)

For Illinois Bulk Transactions

_________________________________________________________

____________________________________________________________________________________________________________

Policy Issued To:

LaSalle Bank National Association as Trustee for the Structured Asset Investment Loan Trust Mortgage

Pass-Through Certificates Series 2003-BC9

135 South LaSalle Street

Suite 1625

Chicago, Illinois  60603

Attached to and Forming Part of Master Policy Number: 12-670-4-3364 Effective Date of Policy: August 1, 2003

_________________________________________________________________________________________________________

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans under the Master Reporting Program made available by the Company to certain Insureds to whom this Endorsement is issued. An Insured will be entitled to submit Loans for insurance under this Endorsement until written notice from the Company to the Insured. This Endorsement will apply only to a Loan which is identified by the Company as being insured under the Master Reporting Program. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The Policy is amended by adding, deleting, or amending the following terms and conditions, as indicated:

A.

The following additional definitions are added to Section 1 of the Policy:

1.27

Eligibility Criteria means the requirements established by the Company from time to time applicable to the origination of a Loan (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations and underwriting requirements) and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

1.28

Transmittal means the information and format designated as such by the Company which requests or directs the Company to issue its Commitment and tender its Certificate with respect to the Loan identified therein, which may be identified by the title "Transmittal" and which includes all data and information and all exhibits and documents furnished in connection therewith to the Company. Whenever the term "Application" is used in this Policy, the term "Transmittal" and its definition will be substituted therefor.

1.29

Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination and closing of the Loan, including the Borrower's loan application, purchase contract, appraisal, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

B.

Sections 2.1 through 2.3 of the Policy are deleted in their entirety and replaced with the following:

2.1

Loan Underwriting and Obtaining Coverage - This Policy shall automatically extend to each Loan which the Insured submits for coverage under this Policy, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Transmittal to the Company within thirty (30) days after the Insured makes or purchases the Loan (or such longer period as allowed by the Company), and the Company shall then issue a Commitment and Certificate, if all applicable requirements are satisfied.

If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application received by it from the applicant, the Insured will be responsible for notifying the applicant in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured - The Insured represents to the Company that:

a.

All statements made and information provided to the Company in a Transmittal or in a Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

b.

All statements made and information provided to the Company in the Transmittal or in any Commitment or Certificate when provided to the Company or contained in the Loan File when the Loan is closed are not false or misleading in any material respect as of such date(s) and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s); and

c.

The Loan complies with the Eligibility Criteria in effect at the time the Transmittal is submitted to the Company.

The foregoing representations will apply to all statements and information provided to the Company in the Transmittal, Commitment or Certificate or contained in the Loan File, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

It is understood and agreed that such statements and information in the Transmittal, Commitment or Certificate, or Loan File in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Commitment and Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company. Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.

2.3

Company's Remedies for Misrepresentation - If any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or recision, the Company shall return at that time all paid premiums retroactively to such applicable date.

C.

Notwithstanding any other provision of the Policy, including any endorsement to the Policy, Section 2.4 of the Policy is deleted in its entirely and replaced with the following:

2.4

Incontestability for Certain Misrepresentations - Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in a Transmittal or the related Loan File, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)     appraiser, correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Transmittal.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application or Transmittal (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

D.

Section 2.12 of the Policy is added with the following:

2.12

Post Underwriting Review and Copies of Loan Files –  The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review. In addition, either in written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Commitment or Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional thirty (30) day period, then, at the Company's option, the Company will have the right to cancel coverage under the related Certificate.

E.

Section 4.8 is deleted in its entirety and replaced with the following:

4.8

Down Payment – Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Transmittal or Loan File.

F.

Section 4.11 of the Policy is added with the following:

4.11

Non-Eligible Loans – Any Loan that did not meet the Eligibility Criteria in effect at the time the related Transmittal was submitted to the Company.

G.

Section 7.9 of the Policy is deleted in its entirety and replaced with the following:

7.9

No Agency – Neither the Insured, any Servicer, or Owner nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer or Owner.

All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation
MGIC

250 E. Kilbourn Avenue

P.O. Box 488, Milwaukee, Wisconsin 53201-0488

__________________________________________________________________

Endorsement to Mortgage Guaranty Master Policy

____________________________________________________________________

________________________________________________________________________________________________________________________________________________________________

Policy Issued To:	Attached to and Forming Part of Master Policy Number: 12-670-4-3364
LaSalle Bank National Association as Trustee for the Structured Asset Investment Loan Trust Mortgage
Pass-Through Certificates Series 2003-BC9
135 South LaSalle Street	Effective Date of Endorsement:
Suite 1625	August 1, 2003
Chicago, Illinois 60603

__________________________________________________________________________________________________________

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans which may be in addition to other mortgage guaranty insurance coverage separately in effect for each of such Loans. This Endorsement will apply to all Loans insured under the Policy. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of the Policy shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated:

I.

Primary Policy

A.

The following definitions are added to the Policy:

1.30

"Original LTV" means the ratio of the principal balance of a Loan at its origination to the Value of the Property, as calculated according to the Company's standard procedures.

1.31

"Primary Policy" means the policy or guarantee issued by a mortgage guaranty insurance company approved for insurance of mortgage loans sold to either the Federal National Mortgage Association ("Fannie Mae"), or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), which provides the minimum coverage required by Section 5.14 hereof, and under a form of policy approved by Fannie Mae or Freddie Mac and in general use for the mortgage loans sold to Fannie Mae or Freddie Mac, as applicable. Upon the Company's request, from time to time, the Insured shall provide to the Company a copy of the form of each Primary Policy under which it obtains coverage.

1.32

"Per Loan Loss Percentage" means the indicated percentage as set forth for a Loan on the applicable Certificate.

B.

The following additional exclusions from coverage contained in new Sections 4.11 and 4.12 are added to the Policy:

4.11

Coverage Required Under Primary Policy - Any Claim, if for any reason coverage under a Primary Policy described in Section 5.14 was not in effect at the time of conveyance of the Property as described in Section 6.1 of this Policy.

4.12

Payment of the Full Benefit of the Primary Policy - Any portion of any Claim for Loss to the extent the Insured under the related Primary Policy has not received the amount of the full benefit of the percentage option claim payment under the Primary Policy (irrespective of the reason or cause, including insolvency of the Primary Policy insurer or failure of the Insured to comply with the terms and conditions of the Primary Policy), assuming that all the terms and conditions of the Primary Policy were fully complied with.

C.

Section 5.8 is amended by adding a new subparagraph (f) as follows:

f.

A copy of the claim and evidence of the payment of, and any adjustments to, the claim under the Primary Policy, and other information related to such Primary Policy as the Company may reasonably request.

D.

The following additional condition precedent to payment of Claim, in new Section 5.14, is added to the Policy:

5.14

Coverage Required Under Primary Policy - Except as hereinafter provided, the Insured shall have coverage in full force and effect under a Primary Policy at the time of conveyance of the Property as described in Section 6.1 of this Policy, which provides coverage against loss resulting from a Borrower's Default. The Primary Policy shall, as a minimum, provide coverage on the principal amount of the Loan for those Loans as set forth on the applicable Certificate and in at least the coverage percent as set forth on such Certificate.

Coverage of a Loan under a Primary Policy must remain in force until cancellation thereof is required under applicable law.

E.

Section 6.1 is deleted in its entirety and replaced with the following:

The Insured must submit and settle its claim under a Primary Policy before a Claim on such Loan may be filed under this Policy, and the Insured shall file a Claim after, but no later than ninety (90) days following, the conveyance to the Insured of Borrower's Title to the Property, and the settlement of the claim under the Primary Policy, whichever is later. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then, for purposes of the preceding requirements in which reference is made to a period of ninety (90) days following the conveyance to the Insured of Borrower's Title to the Property, in lieu of such reference shall be substituted, as applicable, (a) ninety (90) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the ninety (90) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of a Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

F.

The introduction to Section 6.2 is deleted in its entirety and replaced with the following:

6.2

Calculation of Claim Amount --- Subject to Sections 7.5 and 5.3, and the requirement for a Primary Policy, if any, the Claim Amount will be an amount equal to the sum of:

G.

Section 6.2 is amended by deleting "and" after subparagraph (iv) and inserting "; and" in place of the period at the end of (v), and by adding a new subparagraph (vi) as follows:

(vi).

The greater of the amount of any claim payment pursuant to a Primary Policy which the Insured received, or which the Insured should have received in order for the exclusion under Section  4.12 of this Policy not to have applied.

H.

Section 6.3(b) is deleted in its entirety and replaced with the following:

b.

Per Loan Loss Percentage Option. In the event the Company does not acquire the Property, allow the Insured to retain all rights and title to the Property and pay to the Insured as the Loss the lesser of: (i) the difference between the Claim Amount calculated in accordance with Section 6.2 and the amount realized by the Insured pursuant to its sale, if any, of the Property as provided in Section 5.10 and (ii) the Per Loan Loss Percentage option which shall be calculated by multiplying the applicable Per Loan Loss Percentage for such Loan times the Claim Amount (without any reduction for the Primary Policy claim payment pursuant to Section 6.2(vi)). However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the Per Loan Loss Percentage option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

I.

The following is added at the end of Section 6.3:

Without limiting the requirements and conditions to filing and payment of a Claim contained in this Policy, if the Property has been acquired by the insurer under a Primary Policy, no Loss shall be payable under this Policy. For purposes of this Policy any references to "percentage guaranty option" shall be to the "Per Loan Loss Percentage guaranty option".

II.

Other Provisions

A.

Section 1.13 of the Policy is deleted in its entirety and replaced with the following:

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned as permitted by Section 3.5 resulting in a change in the Insured named on a Certificate in accordance with this Policy.

B.

Section 1.24 is amended by adding the following sentence at the end thereof:

"For purposes of this Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified."

C.

Section 2.3 of the Policy is amended to read in its entirety as follows:

2.3

Company's Remedies for Misrepresentation -- Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim with respect to such Loan, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate with respect to such Loan retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation with respect to such Loan). In the case of such cancellation or recission, the Company shall return at that time all paid premiums retroactively to such applicable date.

D.

Section 2.4 and all references thereto in the Policy are deleted in their entirety.

E.

Section 2.6a. of the Policy is amended to read in its entirety as follows:

a.

The Company must give the Insured prior notice of the due date for payment of the applicable premium payable for coverage of all Loans insured under this Policy.  The entire premium for all Loans must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment, except that if a Default on a Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay monthly renewal premiums in connection with such Loan, and coverage of such Default will continue, while such Default exists.  If such Default is not cured and results in a Claim, such unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the entire premium for all Loans has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium on such Loan in Default shall be due in order to maintain coverage of such Default. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.

If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any existing or future Defaults on any of the Loans will not be covered under this Policy.

Notwithstanding the foregoing, the Insured shall remain obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.8 of this Policy.

F.

Section 2.8 is amended to read in its entirety as follows:

2.8

Cancellation by the Insured of a Certificate --- Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan and to pay corresponding premiums for continuation of such coverage for each month or partial month coverage is in effect unless or until (a) the Loan is paid in full or (b) the ratio of the outstanding principal balance of the Loan to the Value (as defined in Section 1.26 of the Policy) of the Property securing the Loan is at least five (5) percentage points less than the Original LTV minus the percentage of coverage for such Loan under this Policy or (c) if otherwise permitted in writing by the Company. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan by making a written request to the Company for cancellation of coverage on the Loan. However, no refund will be paid upon cancellation of coverage on a Loan. Cancellation of coverage on a Loan will not cancel this Policy.

G.

Section 3.5 is amended to read in its entirety as follows:

3.5

Change of Insured --- Change of Insured shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If coverage of a Loan is to be assigned or transferred by the Insured to a new Insured, the Insured shall request the Company's approval thereof and if the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Notwithstanding the foregoing, upon notice to the Company, the Insured may transfer coverage of a Loan to the Owner thereof or, upon the securitization of a Loan, to any trustee in such securitization, in each case without the prior approval of the Company; provided, however, that if in connection therewith there is a change in Servicer or if the servicing of the Loan is assumed by the new Insured or another Person, Section 3.4 of this Policy shall apply and the approval by the Company of such new Servicer, Insured or other Person shall be required.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201	MGIC

______________________________

Certificate

(Covering Multiple Loans)

______________________________

Mortgage Guaranty Insurance Corporation, 250 E. Kilbourn Avenue/P.O. Box 488, Milwaukee, Wisconsin 53201-0488 (the "Company"), hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on any Loan identified on the attached schedule, subject to the terms and conditions of the Master Policy identified below, and in reliance on the Insured's Application or Transmittal for insurance.

          Insured's Information

        Coverage Information

Insured Name and Mailing Address:

LaSalle Bank National Association as Trustee for the

Structured Asset Investment Loan Trust Mortgage

Pass-Through Certificates Series 2003-BC9

135 South LaSalle Street

Suite 1625

Chicago, Illinois  60603

Certificate Issuance Date: August 29, 2003 Certificate Effective Date: August 1, 2003 Number of Loans Insured: 1,882 Aggregate Insured Amount of Loans: $294,941,400.69
Master Policy Information Master Policy Number: 12-670-4-3364 Applicable Endorsements: #71-70192 (6/01) #71-70201 (1/03)	Coverage Amount on Each loan: See attached schedule
Premium Information Premium Rate: See attached schedule Premium Type: Monthly Premium Refundability: Non-refundable Renewal Option: Declining Premium Source: Non-Borrower Paid

Notes

•

The attached schedule contains a summary of coverage and premium information on a loan-by-loan basis and the schedule is incorporated herein and constitutes a part of this Certificate.

•

For Loans secured by properties located in Kentucky or West Virginia, the premium rates identified on the attached schedule do not include any applicable state and local premium taxes which may be due and required to be paid by the Insured, and which will be billed by the Company to the Insured.

•

Pursuant to Section 2.07(a) of the Master Policy, this Certificate becomes effective without the Insured's execution or return of same.

•

In issuing this Certificate, the Company has relied upon certain information and data received from or on behalf of the Insured, including, but not limited to, information and data contained in one or more electronic file transfers to the Company, as well as information and data summarized in a letter from MGIC to the Insured and any such other parties identified in such letter.  Such information and data and a copy of such letter are attached to this Certificate.

•

All capitalized terms used herein shall have the meaning assigned to such terms in the Master Policy.

INSURED CERTIFICATION: By tendering the initial premium, the Insured certifies that: 1) each of the Loans identified on the attached schedule has been closed; 2) Loan information set forth on the attached schedule or any other attachments to this Certificate is true and correct and the Company can rely on it in extending coverage to the Loans; 3) none of the Loans is in Default as of its Certificate Effective Date; and 4) as of the Certificate Issuance Date set forth above, the Insured had no knowledge of any material changes in any statement or representation contained in the Application or Transmittal for this insurance.

MGIC Master Policy 12-670-4-3364 Certificate Schedule	MGIC

__________________________________________________________________________________________________________________

Aloan Number	Loan Number	Amount of Insurable Loan	LTV	Amount of Primary Coverage	Amount of MGIC Coverage	Loan Type	Premium Rate	MGIC Certificate Number

_________________________________________________________________________________________________________________

Total Number of Insurable Loans:	1,882
Total Amount of Insurable Loans:	$294,941,400.69

1	15247257	72467	$ 223,644.30	90.00	0	34	Fixed	129 bps	to be assigned
2	15247299	72612	$ 236,751.53	95.00	0	37	ARM	189 bps	to be assigned
3	15247307	72616	$ 225,076.49	90.00	0	34	ARM	189 bps	to be assigned
4	15247364	72813	$ 215,126.02	90.00	0	34	Fixed	129 bps	to be assigned
5	15247372	72830	$ 88,705.06	89.00	0	33	ARM	189 bps	to be assigned
6	15247588	73171	$ 138,329.42	88.05	0	32	Fixed	129 bps	to be assigned
7	15321003	73063	$ 177,580.92	100.00	0	40	Fixed	129 bps	to be assigned
8	15460637	73747	$ 236,341.51	83.16	0	28	ARM	189 bps	to be assigned
9	15460728	73900	$ 149,474.30	81.08	0	26	ARM	189 bps	to be assigned
10	15460835	73997	$ 314,294.27	100.00	0	40	ARM	189 bps	to be assigned
11	15460843	73998	$ 188,995.65	100.00	0	40	ARM	189 bps	to be assigned
12	15460975	74213	$ 93,285.26	85.00	0	30	Fixed	129 bps	to be assigned
13	15530066	74392	$ 185,764.40	85.00	0	30	Fixed	129 bps	to be assigned
14	15530132	74467	$ 163,753.21	85.00	0	30	Fixed	129 bps	to be assigned
15	15530215	74532	$ 185,536.84	90.00	0	34	ARM	189 bps	to be assigned
16	15530223	74535	$ 93,367.58	85.00	0	30	Fixed	129 bps	to be assigned
17	15557564	10212564	$ 77,825.24	83.87	0	29	Fixed	129 bps	to be assigned
18	15598360	1304338	$ 114,595.94	83.62	0	29	Fixed	129 bps	to be assigned
19	108370958	1000205965	$ 116,592.09	90.00	0	34	ARM	189 bps	to be assigned
20	108371634	1000220347	$ 152,012.62	85.00	0	30	Fixed	129 bps	to be assigned
21	108420100	12998951	$ 155,908.31	95.00	30	7	ARM	189 bps	to be assigned
22	108662040	1000220675	$ 183,434.40	90.00	0	34	Fixed	129 bps	to be assigned
23	108662065	1000221385	$ 232,148.00	95.00	0	37	ARM	189 bps	to be assigned
24	108662099	1000222017	$ 211,814.19	85.00	0	30	ARM	189 bps	to be assigned
25	108662321	1000231855	$ 43,251.72	85.00	0	30	ARM	189 bps	to be assigned
26	108662396	1000232215	$ 300,442.97	90.00	0	34	ARM	189 bps	to be assigned
27	108662404	1000232229	$ 249,267.58	83.37	0	29	Fixed	129 bps	to be assigned
28	108662438	1000232482	$ 107,123.96	84.98	0	30	Fixed	129 bps	to be assigned
29	108663642	1000248801	$ 113,607.89	85.00	0	30	ARM	189 bps	to be assigned
30	108679135	4500010597	$ 232,348.43	94.81	0	37	ARM	189 bps	to be assigned
31	108679317	4500010742	$ 260,540.35	95.00	0	37	ARM	189 bps	to be assigned
32	108679689	4500010850	$ 175,308.45	95.00	30	7	ARM	189 bps	to be assigned
33	108679838	4500010897	$ 78,087.73	90.00	30	4	Fixed	129 bps	to be assigned
34	108680885	4500011183	$ 160,939.09	85.00	0	30	Fixed	129 bps	to be assigned
35	108880196	311013540	$ 161,312.12	90.00	0	34	ARM	189 bps	to be assigned
36	108881707	331015505	$ 236,887.93	95.00	0	37	Fixed	129 bps	to be assigned
37	108907528	141029831	$ 74,391.44	85.00	0	30	Fixed	129 bps	to be assigned
38	108910142	331014978	$ 308,001.20	95.00	0	37	ARM	189 bps	to be assigned
39	108912114	331015731	$ 292,503.01	85.00	0	30	ARM	189 bps	to be assigned
40	108912247	511024683	$ 112,830.33	90.00	0	34	ARM	189 bps	to be assigned
41	108913187	381004602	$ 265,428.83	90.00	0	34	Fixed	129 bps	to be assigned
42	108920158	161022583	$ 279,774.35	90.00	0	34	ARM	189 bps	to be assigned
43	108922949	51045780	$ 141,773.91	90.00	0	34	ARM	189 bps	to be assigned
44	108927542	251024087	$ 73,693.35	90.00	0	34	ARM	189 bps	to be assigned
45	108932807	51046269	$ 49,930.94	83.33	0	28	Fixed	129 bps	to be assigned
46	108933698	71053266	$ 175,352.30	95.00	0	37	ARM	189 bps	to be assigned

MGIC Master Policy 12-670-4-3364 Certificate Schedule	MGIC

__________________________________________________________________________________________________________________

Aloan Number	Loan Number	Amount of Insurable Loan	LTV	Amount of Primary Coverage	Amount of MGIC Coverage	Loan Type	Premium Rate	MGIC Certificate Number

_______________________________________________________________________________________________________________

47	108935396	131021583	$ 71,853.61	90.00	0	34	ARM	189 bps	to be assigned
48	108941543	371012931	$ 65,589.25	90.00	0	34	ARM	189 bps	to be assigned
49	108946450	590924913	$ 250,726.14	85.00	0	30	ARM	189 bps	to be assigned
50	108946476	4380720476	$ 44,908.80	90.00	0	34	ARM	189 bps	to be assigned
51	108946492	590927913	$ 275,327.25	85.00	0	30	ARM	189 bps	to be assigned
52	108946500	585524922	$ 246,945.50	90.00	0	34	Fixed	129 bps	to be assigned
53	108946518	1484748317	$ 206,513.38	90.00	0	34	Fixed	129 bps	to be assigned
54	108946534	4386536426	$ 65,955.69	90.00	0	34	ARM	189 bps	to be assigned
55	108946625	3080447772	$ 61,317.01	84.93	0	30	ARM	189 bps	to be assigned
56	108946641	4387250426	$ 172,870.89	95.00	0	37	ARM	189 bps	to be assigned
57	108946682	9081044278	$ 247,398.97	85.00	0	30	ARM	189 bps	to be assigned
58	108946690	583610965	$ 287,502.49	85.00	0	30	ARM	189 bps	to be assigned
59	108946765	582954965	$ 313,397.04	85.00	0	30	ARM	189 bps	to be assigned
60	108946799	4386654436	$ 74,861.32	89.82	0	34	ARM	189 bps	to be assigned
61	108946815	682443619	$ 118,617.81	85.00	0	30	ARM	189 bps	to be assigned
62	108946849	2180698112	$ 135,643.27	85.00	0	30	ARM	189 bps	to be assigned
63	108946864	4387852426	$ 119,304.07	90.00	0	34	ARM	189 bps	to be assigned
64	108946880	583408965	$ 372,623.35	85.00	0	30	ARM	189 bps	to be assigned
65	108946914	589483913	$ 326,112.24	85.00	0	30	ARM	189 bps	to be assigned
66	108946930	590495913	$ 132,190.64	85.00	0	30	ARM	189 bps	to be assigned
67	108946955	4386941436	$ 93,345.31	85.00	0	30	Fixed	129 bps	to be assigned
68	108946963	583996965	$ 262,619.84	83.92	0	29	ARM	189 bps	to be assigned
69	108946997	583834965	$ 280,696.85	85.00	0	30	ARM	189 bps	to be assigned
70	108947003	583587965	$ 182,297.06	85.00	0	30	ARM	189 bps	to be assigned
71	108947045	583687965	$ 336,183.72	85.00	0	30	ARM	189 bps	to be assigned
72	108947094	4388611426	$ 60,648.63	93.46	0	36	ARM	189 bps	to be assigned
73	108947235	4386705436	$ 54,246.46	85.00	0	30	ARM	189 bps	to be assigned
74	108947300	1485366317	$ 107,753.15	90.00	0	34	ARM	189 bps	to be assigned
75	108947342	682529619	$ 167,650.03	85.00	0	30	ARM	189 bps	to be assigned
76	108947375	1485238317	$ 101,485.43	90.00	0	34	ARM	189 bps	to be assigned
77	108947417	589125913	$ 177,232.35	85.00	0	30	ARM	189 bps	to be assigned
78	108947441	9080876278	$ 326,135.34	85.00	0	30	ARM	189 bps	to be assigned
79	108947557	1485176317	$ 152,522.95	85.00	0	30	ARM	189 bps	to be assigned
80	108947649	9080548278	$ 100,809.69	90.00	0	34	ARM	189 bps	to be assigned
81	108947664	4386482436	$ 47,394.80	95.00	0	37	ARM	189 bps	to be assigned
82	108947748	584317965	$ 347,612.27	85.00	0	30	ARM	189 bps	to be assigned
83	108947755	591066913	$ 118,742.53	85.00	0	30	ARM	189 bps	to be assigned
84	108947797	1484973317	$ 498,912.77	83.33	0	28	ARM	189 bps	to be assigned
85	108947821	4389409426	$ 113,243.17	89.37	0	33	ARM	189 bps	to be assigned
86	108947862	590926913	$ 165,139.89	85.00	0	30	ARM	189 bps	to be assigned
87	108947938	3080424772	$ 287,315.15	90.00	0	34	ARM	189 bps	to be assigned
88	108948019	4350046426	$ 69,096.44	90.00	0	34	ARM	189 bps	to be assigned
89	108948027	584307965	$ 309,269.26	85.00	0	30	ARM	189 bps	to be assigned
90	108948043	591185913	$ 190,598.57	85.00	0	30	ARM	189 bps	to be assigned
91	108948134	4386639426	$ 116,665.57	90.00	0	34	ARM	189 bps	to be assigned
92	108948142	9080138278	$ 398,106.54	85.00	0	30	ARM	189 bps	to be assigned
93	108948191	584098965	$ 182,297.06	85.00	0	30	ARM	189 bps	to be assigned
94	108948217	1484380317	$ 432,130.40	85.00	0	30	ARM	189 bps	to be assigned
95	108948290	9080484278	$ 325,958.01	85.00	0	30	Fixed	129 bps	to be assigned
96	108948308	4386993426	$ 122,018.37	85.00	0	30	ARM	189 bps	to be assigned
97	108948316	682460619	$ 373,073.08	85.00	0	30	ARM	189 bps	to be assigned
98	108948340	4386722436	$ 260,135.03	89.57	0	34	ARM	189 bps	to be assigned

MGIC Master Policy 12-670-4-3364 Certificate Schedule	MGIC

__________________________________________________________________________________________________________________

Aloan Number	Loan Number	Amount of Insurable Loan	LTV	Amount of Primary Coverage	Amount of MGIC Coverage	Loan Type	Premium Rate	MGIC Certificate Number

_______________________________________________________________________________________________________________

99	108948357	682329619	$ 215,219.38	90.00	0	34	ARM	189 bps	to be assigned
100	108948373	4349890426	$ 44,897.13	90.00	0	34	ARM	189 bps	to be assigned
101	108948381	4380837476	$ 53,019.33	90.00	0	34	Fixed	129 bps	to be assigned
102	108948399	1484057317	$ 188,314.16	90.89	0	34	ARM	189 bps	to be assigned
103	108948407	4387561426	$ 66,481.78	90.00	0	34	ARM	189 bps	to be assigned
104	108948415	583956965	$ 77,793.45	85.00	0	30	ARM	189 bps	to be assigned
105	108948506	584137965	$ 186,318.27	85.00	0	30	ARM	189 bps	to be assigned
106	108948613	682425619	$ 338,885.00	85.00	0	30	ARM	189 bps	to be assigned
107	108948779	584096965	$ 338,873.20	85.00	0	30	ARM	189 bps	to be assigned
108	108948787	591224913	$ 174,348.00	85.00	0	30	ARM	189 bps	to be assigned
109	108948803	4386218426	$ 118,646.92	85.00	0	30	ARM	189 bps	to be assigned
110	108948852	588470913	$ 208,795.20	85.00	0	30	ARM	189 bps	to be assigned
111	108948886	589695913	$ 202,982.51	90.00	0	34	ARM	189 bps	to be assigned
112	108948951	4387766426	$ 47,152.57	90.00	0	34	ARM	189 bps	to be assigned
113	108949009	1485045317	$ 237,197.24	85.00	0	30	ARM	189 bps	to be assigned
114	108949017	8080153179	$ 95,126.94	95.00	0	37	ARM	189 bps	to be assigned
115	108949116	682636619	$ 86,715.69	81.31	0	27	ARM	189 bps	to be assigned
116	108949124	4386786436	$ 105,926.30	90.00	0	34	ARM	189 bps	to be assigned
117	108949306	4380486476	$ 104,283.90	84.96	0	30	ARM	189 bps	to be assigned
118	108949314	582836965	$ 245,195.93	85.00	0	30	ARM	189 bps	to be assigned
119	108949421	9080401278	$ 216,067.49	85.00	0	30	ARM	189 bps	to be assigned
120	108949470	682584619	$ 110,239.81	85.00	0	30	ARM	189 bps	to be assigned
121	108949488	4385968426	$ 62,850.38	90.00	0	34	ARM	189 bps	to be assigned
122	108949546	591552913	$ 249,990.16	85.00	0	30	ARM	189 bps	to be assigned
123	108949579	583932965	$ 331,713.95	90.00	0	34	ARM	189 bps	to be assigned
124	108949645	4385931426	$ 75,064.67	85.00	0	30	ARM	189 bps	to be assigned
125	108949660	580827965	$ 399,104.71	84.99	0	30	ARM	189 bps	to be assigned
126	108949728	8080261179	$ 151,659.45	89.94	0	34	ARM	189 bps	to be assigned
127	108949736	3080384772	$ 377,271.89	90.00	0	34	ARM	189 bps	to be assigned
128	108949751	682721619	$ 79,039.19	90.00	0	34	ARM	189 bps	to be assigned
129	108949918	4390090426	$ 53,209.70	95.00	0	37	ARM	189 bps	to be assigned
130	108950049	4386649436	$ 50,208.31	90.00	0	34	ARM	189 bps	to be assigned
131	108950072	9080872278	$ 161,779.45	90.00	0	34	ARM	189 bps	to be assigned
132	108950098	682840619	$ 115,765.05	85.00	0	30	ARM	189 bps	to be assigned
133	108950189	4386739426	$ 56,585.01	85.00	0	30	ARM	189 bps	to be assigned
134	108950197	584146965	$ 224,688.79	85.00	0	30	ARM	189 bps	to be assigned
135	108950338	2180794112	$ 169,704.72	90.00	0	34	ARM	189 bps	to be assigned
136	108950395	4387508426	$ 58,541.76	85.00	0	30	ARM	189 bps	to be assigned
137	108950403	4387913426	$ 53,882.15	90.00	0	34	ARM	189 bps	to be assigned
138	108950429	1485573317	$ 70,736.95	85.00	0	30	ARM	189 bps	to be assigned
139	108950445	4380691476	$ 70,064.79	90.00	0	34	ARM	189 bps	to be assigned
140	108950452	682608619	$ 102,643.66	85.00	0	30	ARM	189 bps	to be assigned
141	108957325	9500214623	$ 310,758.71	90.00	0	34	ARM	189 bps	to be assigned
142	108957390	9500206207	$ 52,115.40	90.00	0	34	ARM	189 bps	to be assigned
143	108957622	9500193918	$ 58,818.21	95.00	0	37	ARM	189 bps	to be assigned
144	108957929	9500211777	$ 61,578.74	95.00	0	37	ARM	189 bps	to be assigned
145	108957960	9500219986	$ 112,520.56	95.00	0	37	ARM	189 bps	to be assigned
146	108958018	9500196960	$ 75,901.91	95.00	0	37	ARM	189 bps	to be assigned
147	108958075	9500204053	$ 58,210.79	95.00	0	37	Fixed	129 bps	to be assigned
148	108958117	9500203865	$ 93,373.53	90.00	0	34	ARM	189 bps	to be assigned
149	108958141	9500212221	$ 66,387.19	95.00	0	37	ARM	189 bps	to be assigned
150	108958166	9500206835	$ 147,816.56	95.00	0	37	ARM	189 bps	to be assigned

MGIC Master Policy 12-670-4-3364 Certificate Schedule	MGIC

__________________________________________________________________________________________________________________

Aloan Number	Loan Number	Amount of Insurable Loan	LTV	Amount of Primary Coverage	Amount of MGIC Coverage	Loan Type	Premium Rate	MGIC Certificate Number

_______________________________________________________________________________________________________________

151	108958232	9500219267	$ 63,557.68	95.00	0	37	Fixed	129 bps	to be assigned
152	108958257	9500198222	$ 116,789.78	90.00	0	34	ARM	189 bps	to be assigned
153	108958950	9500219150	$ 360,516.47	85.00	0	30	ARM	189 bps	to be assigned
154	108959065	9500214326	$ 71,883.32	90.00	0	34	ARM	189 bps	to be assigned
155	108959073	9500214342	$ 85,361.44	90.00	0	34	ARM	189 bps	to be assigned
156	108959362	9500204178	$ 118,540.10	95.00	0	37	ARM	189 bps	to be assigned
157	108960436	2000000000000	$ 406,740.45	85.00	0	30	ARM	189 bps	to be assigned
158	108960444	2000000000000	$ 38,155.34	90.00	0	34	ARM	189 bps	to be assigned
159	108960865	2000000000000	$ 265,807.77	81.25	0	27	ARM	189 bps	to be assigned
160	108960907	2000000000000	$ 298,845.66	90.00	0	34	ARM	189 bps	to be assigned
161	108960931	2000000000000	$ 94,219.62	90.00	0	34	ARM	189 bps	to be assigned
162	108961558	2000000000000	$ 227,242.06	85.00	0	30	ARM	189 bps	to be assigned
163	108964891	1000113606	$ 176,083.85	90.00	0	34	ARM	189 bps	to be assigned
164	108965351	1000096548	$ 66,129.66	85.00	0	30	ARM	189 bps	to be assigned
165	108965518	1000113262	$ 145,804.10	90.00	0	34	ARM	189 bps	to be assigned
166	108967365	10049259	$ 369,537.61	89.93	0	34	Fixed	129 bps	to be assigned
167	108967415	10047861	$ 211,994.22	90.00	0	34	ARM	189 bps	to be assigned
168	108967449	10046376	$ 287,386.25	90.00	0	34	ARM	189 bps	to be assigned
169	108967548	R10001094	$ 95,242.01	90.00	0	34	ARM	189 bps	to be assigned
170	108967647	10049762	$ 82,614.50	90.00	0	34	ARM	189 bps	to be assigned
171	108967936	10049384	$ 381,799.89	90.00	0	34	ARM	189 bps	to be assigned
172	108967944	10050030	$ 288,012.49	95.00	0	37	ARM	189 bps	to be assigned
173	108967993	10043575	$ 96,683.64	85.00	0	30	ARM	189 bps	to be assigned
174	108968165	10050038	$ 68,274.80	90.00	0	34	ARM	189 bps	to be assigned
175	108968447	10048375	$ 275,832.64	90.00	0	34	ARM	189 bps	to be assigned
176	108968470	10050312	$ 336,713.18	88.82	0	33	ARM	189 bps	to be assigned
177	108968488	10048012	$ 51,644.90	90.00	0	34	ARM	189 bps	to be assigned
178	108968603	10046744	$ 112,193.79	90.00	0	34	Fixed	129 bps	to be assigned
179	108968777	10048987	$ 305,313.05	85.00	0	30	ARM	189 bps	to be assigned
180	108968843	10048167	$ 107,780.69	90.00	0	34	ARM	189 bps	to be assigned
181	108968918	10048300	$ 66,212.18	85.00	0	30	Fixed	129 bps	to be assigned
182	108968942	10048091	$ 84,024.84	90.00	0	34	ARM	189 bps	to be assigned
183	108969080	10049351	$ 140,305.80	95.00	0	37	ARM	189 bps	to be assigned
184	108969114	10048614	$ 60,663.76	95.00	0	37	ARM	189 bps	to be assigned
185	108969163	10049109	$ 77,215.02	85.00	0	30	Fixed	129 bps	to be assigned
186	108969254	10049378	$ 262,403.37	85.00	0	30	ARM	189 bps	to be assigned
187	108969403	10048025	$ 193,074.29	90.00	0	34	ARM	189 bps	to be assigned
188	108969502	10045807	$ 195,142.16	85.00	0	30	Fixed	129 bps	to be assigned
189	108969510	R10003829	$ 274,748.77	95.00	0	37	Fixed	129 bps	to be assigned
190	108969577	10048869	$ 53,906.11	90.00	0	34	ARM	189 bps	to be assigned
191	108969726	10047972	$ 109,700.03	88.00	0	32	ARM	189 bps	to be assigned
192	108969742	10048580	$ 67,918.19	85.00	0	30	ARM	189 bps	to be assigned
193	108969775	10048720	$ 288,213.59	95.00	0	37	ARM	189 bps	to be assigned
194	108969866	10046884	$ 263,885.64	90.00	0	34	ARM	189 bps	to be assigned
195	108969924	10047736	$ 224,747.81	90.00	0	34	ARM	189 bps	to be assigned
196	108970021	10050335	$ 143,729.60	90.00	0	34	Fixed	129 bps	to be assigned
197	108970112	10047113	$ 61,098.75	90.00	0	34	ARM	189 bps	to be assigned
198	108970195	10047068	$ 114,030.87	90.00	0	34	Fixed	129 bps	to be assigned
199	108970450	10047901	$ 130,089.04	90.00	0	34	ARM	189 bps	to be assigned
200	108970518	10050421	$ 30,108.27	90.00	0	34	ARM	189 bps	to be assigned
201	108970823	10048424	$ 162,067.50	95.00	0	37	ARM	189 bps	to be assigned
202	108971011	10050925	$ 112,174.61	85.00	0	30	Fixed	129 bps	to be assigned

MGIC Master Policy 12-670-4-3364 Certificate Schedule	MGIC

__________________________________________________________________________________________________________________

Aloan Number	Loan Number	Amount of Insurable Loan	LTV	Amount of Primary Coverage	Amount of MGIC Coverage	Loan Type	Premium Rate	MGIC Certificate Number

_______________________________________________________________________________________________________________

203	108971094	10048743	$ 67,049.06	85.00	0	30	ARM	189 bps	to be assigned
204	108971235	10049009	$ 108,610.69	85.00	0	30	ARM	189 bps	to be assigned
205	108971318	10046700	$ 88,046.66	90.00	0	34	Fixed	129 bps	to be assigned
206	108971334	10050520	$ 33,961.17	85.00	0	30	ARM	189 bps	to be assigned
207	108971409	10050411	$ 78,999.84	90.00	0	34	ARM	189 bps	to be assigned
208	108971664	10048108	$ 62,892.72	90.00	0	34	ARM	189 bps	to be assigned
209	108971672	10050946	$ 94,912.03	90.00	0	34	Fixed	129 bps	to be assigned
210	108971680	10050267	$ 197,616.87	90.00	0	34	ARM	189 bps	to be assigned
211	108971698	10049849	$ 88,020.90	90.00	0	34	Fixed	129 bps	to be assigned
212	108971706	10050675	$ 67,348.78	90.00	0	34	Fixed	129 bps	to be assigned
213	108971730	10048686	$ 88,952.58	90.00	0	34	Fixed	129 bps	to be assigned
214	108971789	10046843	$ 121,199.45	90.00	0	34	ARM	189 bps	to be assigned
215	108971862	10047635	$ 52,620.51	85.00	0	30	ARM	189 bps	to be assigned
216	108971979	10050167	$ 375,092.56	83.56	0	29	Fixed	129 bps	to be assigned
217	108972076	10049364	$ 97,644.24	85.00	0	30	ARM	189 bps	to be assigned
218	108972092	10048953	$ 58,552.97	85.00	0	30	ARM	189 bps	to be assigned
219	108972241	10050305	$ 123,154.56	95.00	0	37	Fixed	129 bps	to be assigned
220	108972282	10049210	$ 311,269.25	95.00	0	37	ARM	189 bps	to be assigned
221	108972332	10049941	$ 224,691.73	85.00	0	30	Fixed	129 bps	to be assigned
222	108972449	10050380	$ 121,738.03	81.88	0	27	ARM	189 bps	to be assigned
223	108972670	10049412	$ 67,378.65	90.00	0	34	ARM	189 bps	to be assigned
224	108972696	10048142	$ 38,623.12	85.00	0	30	ARM	189 bps	to be assigned
225	108972951	10047541	$ 174,842.28	85.00	0	30	ARM	189 bps	to be assigned
226	108972993	10048672	$ 228,970.23	90.00	0	34	ARM	189 bps	to be assigned
227	108973090	10048289	$ 276,618.22	85.00	0	30	ARM	189 bps	to be assigned
228	108973165	R10003748	$ 120,316.04	90.00	0	34	Fixed	129 bps	to be assigned
229	108973496	10048606	$ 120,479.08	80.47	0	26	ARM	189 bps	to be assigned
230	108973702	10049311	$ 188,107.99	83.02	0	28	ARM	189 bps	to be assigned
231	108973942	10050041	$ 90,799.53	85.00	0	30	ARM	189 bps	to be assigned
232	108974015	10047405	$ 69,596.11	85.00	0	30	ARM	189 bps	to be assigned
233	108974098	10048147	$ 205,261.64	85.00	0	30	ARM	189 bps	to be assigned
234	108974197	10048806	$ 133,866.74	90.00	0	34	ARM	189 bps	to be assigned
235	108974239	10048616	$ 265,038.39	90.00	0	34	ARM	189 bps	to be assigned
236	108974304	10048948	$ 39,823.13	84.89	0	30	Fixed	129 bps	to be assigned
237	108974460	10049588	$ 95,027.50	85.00	0	30	ARM	189 bps	to be assigned
238	108974478	10050682	$ 355,490.80	95.00	0	37	ARM	189 bps	to be assigned
239	108974734	10050967	$ 255,833.72	90.00	0	34	ARM	189 bps	to be assigned
240	108974759	10048162	$ 49,426.19	90.00	0	34	ARM	189 bps	to be assigned
241	108974775	10045772	$ 350,537.44	95.00	0	37	ARM	189 bps	to be assigned
242	108974874	10049141	$ 195,015.47	85.00	0	30	ARM	189 bps	to be assigned
243	108975020	10047924	$ 212,009.49	85.00	0	30	ARM	189 bps	to be assigned
244	108975152	10047636	$ 246,945.50	90.00	0	34	Fixed	129 bps	to be assigned
245	108975160	10046684	$ 81,670.26	85.00	0	30	ARM	189 bps	to be assigned
246	108975194	10048141	$ 312,863.43	87.08	0	32	ARM	189 bps	to be assigned
247	108975202	10046052	$ 31,442.21	90.00	0	34	ARM	189 bps	to be assigned
248	108975210	10050191	$ 48,501.30	90.00	0	34	ARM	189 bps	to be assigned
249	108975467	10048619	$ 48,523.81	90.00	0	34	ARM	189 bps	to be assigned
250	108975475	10048946	$ 170,503.08	85.00	0	30	ARM	189 bps	to be assigned
251	108975483	10047471	$ 73,821.42	85.00	0	30	ARM	189 bps	to be assigned
252	108975533	10044926	$ 49,399.49	90.00	0	34	Fixed	129 bps	to be assigned
253	108975657	10048172	$ 135,662.94	85.00	0	30	Fixed	129 bps	to be assigned
254	108975681	10046365	$ 95,261.17	85.00	0	30	Fixed	129 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of		MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

255	108975715	10049854	$ 173,419.12	95.00	0	37	ARM	189 bps	to be assigned
256	108976028	10047519	$ 221,081.56	85.00	0	30	Fixed	129 bps	to be assigned
257	108976093	10048320	$ 72,133.64	85.00	0	30	ARM	189 bps	to be assigned
258	108976259	10045614	$ 67,328.28	95.00	0	37	Fixed	129 bps	to be assigned
259	108976309	10048171	$ 115,431.62	85.00	0	30	ARM	189 bps	to be assigned
260	108976408	10049336	$ 193,066.45	90.00	0	34	ARM	189 bps	to be assigned
261	108976531	10049331	$ 193,495.60	95.00	0	37	ARM	189 bps	to be assigned
262	108976705	10046606	$ 62,828.84	87.50	0	32	Fixed	129 bps	to be assigned
263	108976747	10050885	$ 199,428.64	85.00	0	30	Fixed	129 bps	to be assigned
264	108976796	10049350	$ 76,373.42	90.00	0	34	Fixed	129 bps	to be assigned
265	108976804	10048864	$ 78,170.45	90.00	0	34	Fixed	129 bps	to be assigned
266	108976879	10047339	$ 68,764.49	85.00	0	30	Fixed	129 bps	to be assigned
267	108976978	10048664	$ 128,310.19	90.00	0	34	Fixed	129 bps	to be assigned
268	108977018	10046677	$ 417,562.38	90.00	0	34	Fixed	129 bps	to be assigned
269	108977109	10047846	$ 33,970.84	85.00	0	30	Fixed	129 bps	to be assigned
270	108977141	10048949	$ 69,589.57	89.47	0	33	ARM	189 bps	to be assigned
271	108977307	10048668	$ 167,922.94	90.00	0	34	ARM	189 bps	to be assigned
272	108977489	10049318	$ 99,248.06	84.78	0	30	ARM	189 bps	to be assigned
273	108977539	10049172	$ 62,596.26	95.00	0	37	Fixed	129 bps	to be assigned
274	108977588	10049246	$ 26,847.78	90.91	0	34	ARM	189 bps	to be assigned
275	108977596	10049799	$ 152,673.93	90.00	0	34	Fixed	129 bps	to be assigned
276	108977604	10050218	$ 133,649.90	95.00	0	37	ARM	189 bps	to be assigned
277	108977687	10047436	$ 398,361.16	85.00	0	30	Fixed	129 bps	to be assigned
278	108977729	10048252	$ 88,038.54	90.00	0	34	ARM	189 bps	to be assigned
279	108977778	10049075	$ 222,774.21	95.00	0	37	ARM	189 bps	to be assigned
280	108977851	10047342	$ 142,413.99	90.00	0	34	ARM	189 bps	to be assigned
281	108977943	10046666	$ 106,922.79	90.00	0	34	ARM	189 bps	to be assigned
282	108977984	10049720	$ 130,207.62	87.00	0	32	ARM	189 bps	to be assigned
283	108978149	10048078	$ 109,540.52	90.00	0	34	ARM	189 bps	to be assigned
284	108978156	10044749	$ 90,795.11	85.00	0	30	ARM	189 bps	to be assigned
285	109034942	A3041039	$ 110,359.74	84.93	0	30	ARM	189 bps	to be assigned
286	109035220	G0302123	$ 151,396.62	85.00	0	30	ARM	189 bps	to be assigned
287	109035279	A3031306	$ 399,008.69	81.63	0	27	ARM	189 bps	to be assigned
288	109035287	P0302689	$ 99,256.11	85.00	0	30	ARM	189 bps	to be assigned
289	109035634	D0303405	$ 209,349.85	90.00	0	34	Fixed	129 bps	to be assigned
290	109035642	A3030994	$ 357,691.27	89.75	0	34	Fixed	129 bps	to be assigned
291	109035683	A3031543	$ 275,486.67	85.00	0	30	Fixed	129 bps	to be assigned
292	109035899	A3030813	$ 304,840.67	90.00	0	34	Fixed	129 bps	to be assigned
293	109035923	A3030606	$ 398,384.04	85.00	0	30	Fixed	129 bps	to be assigned
294	109035931	A3040685	$ 171,331.55	89.95	0	34	Fixed	129 bps	to be assigned
295	109036020	A3040978	$ 204,409.59	81.92	0	27	Fixed	129 bps	to be assigned
296	109036160	A3040616	$ 86,224.56	90.00	0	34	Fixed	129 bps	to be assigned
297	109036327	G0304113	$ 103,267.65	90.00	0	34	ARM	189 bps	to be assigned
298	109036392	G0304284	$ 113,557.48	88.56	0	33	ARM	189 bps	to be assigned
299	109036657	C0303183	$ 123,179.21	100.00	0	40	ARM	189 bps	to be assigned
300	109036723	G0304158	$ 111,811.41	95.00	0	37	ARM	189 bps	to be assigned
301	109036756	D0302598	$ 353,103.55	93.65	0	36	ARM	189 bps	to be assigned
302	109036780	A3040852	$ 78,876.41	85.00	0	30	ARM	189 bps	to be assigned
303	109036939	A3030619	$ 321,127.64	90.00	0	34	Fixed	129 bps	to be assigned
304	109036988	G0304321	$ 94,126.74	85.00	0	30	Fixed	129 bps	to be assigned
305	109037028	C0304202	$ 120,397.10	90.00	0	34	Fixed	129 bps	to be assigned
306	109037036	A3031302	$ 181,690.12	85.00	0	30	Fixed	129 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of		MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

307	109037044	A3040112	$ 96,868.46	90.00	0	34	Fixed	129 bps	to be assigned
308	109037093	A3040780	$ 372,021.63	88.81	0	33	Fixed	129 bps	to be assigned
309	109037119	A3031776	$ 185,898.99	90.00	0	34	Fixed	129 bps	to be assigned
310	109037168	A3031142	$ 93,615.74	90.00	0	34	Fixed	129 bps	to be assigned
311	109037200	N0302194	$ 207,503.21	85.00	0	30	Fixed	129 bps	to be assigned
312	109037341	D0304276	$ 104,296.66	90.00	0	34	Fixed	129 bps	to be assigned
313	109037390	A3040672	$ 373,414.72	85.00	0	30	Fixed	129 bps	to be assigned
314	109037424	A3040345	$ 125,723.31	90.00	0	34	Fixed	129 bps	to be assigned
315	109037473	N0303130	$ 261,061.86	82.39	0	28	Fixed	129 bps	to be assigned
316	109037481	A3031210	$ 122,422.99	82.58	0	28	Fixed	129 bps	to be assigned
317	109037531	B0304017	$ 179,588.61	90.00	0	34	Fixed	129 bps	to be assigned
318	109037549	A3040261	$ 139,653.05	82.84	0	28	Fixed	129 bps	to be assigned
319	109037556	A3031069	$ 88,910.13	90.00	0	34	Fixed	129 bps	to be assigned
320	109037580	C0303126	$ 182,543.03	90.00	0	34	Fixed	129 bps	to be assigned
321	109037598	L0303144	$ 101,460.49	90.00	0	34	Fixed	129 bps	to be assigned
322	109037630	A3031623	$ 105,186.00	88.57	0	33	Fixed	129 bps	to be assigned
323	109037663	A3030738	$ 287,857.90	82.57	0	28	Fixed	129 bps	to be assigned
324	109037705	C0304449	$ 293,510.65	84.00	0	29	Fixed	129 bps	to be assigned
325	109037820	F0302282	$ 168,518.23	88.95	0	33	Fixed	129 bps	to be assigned
326	109037952	C0304046	$ 129,970.09	89.86	0	34	Fixed	129 bps	to be assigned
327	109038000	F0303425	$ 85,326.40	90.00	0	34	Fixed	129 bps	to be assigned
328	109038059	A3040885	$ 164,768.43	82.91	0	28	Fixed	129 bps	to be assigned
329	109038075	A3040284	$ 154,456.62	88.46	0	33	Fixed	129 bps	to be assigned
330	109038083	C0304318	$ 112,769.82	85.00	0	30	Fixed	129 bps	to be assigned
331	109038091	A3031660	$ 148,697.45	81.42	0	27	Fixed	129 bps	to be assigned
332	109038125	P0303068	$ 69,811.39	82.35	0	28	Fixed	129 bps	to be assigned
333	109038174	G0303149	$ 108,970.70	88.71	0	33	Fixed	129 bps	to be assigned
334	109038273	A3040969	$ 101,560.00	90.00	0	34	Fixed	129 bps	to be assigned
335	109038307	F0303031	$ 89,204.14	90.00	0	34	Fixed	129 bps	to be assigned
336	109038398	B0304068	$ 224,495.93	90.00	0	34	ARM	189 bps	to be assigned
337	109038539	A3040106	$ 89,788.10	84.11	0	29	ARM	189 bps	to be assigned
338	109038547	A3040440	$ 148,652.65	83.94	0	29	ARM	189 bps	to be assigned
339	109038596	E0304059	$ 182,425.25	85.00	0	30	ARM	189 bps	to be assigned
340	109038620	E0304033	$ 267,599.14	90.00	0	34	ARM	189 bps	to be assigned
341	109038661	A3030611	$ 117,642.86	84.29	0	29	ARM	189 bps	to be assigned
342	109038695	D0303048	$ 190,716.07	81.41	0	27	ARM	189 bps	to be assigned
343	109038836	C0303431	$ 46,658.09	85.00	0	30	ARM	189 bps	to be assigned
344	109038901	G0303176	$ 162,713.59	95.00	0	37	ARM	189 bps	to be assigned
345	109038950	G0304435	$ 237,706.11	90.00	0	34	ARM	189 bps	to be assigned
346	109038984	F0304234	$ 267,081.40	85.00	0	30	ARM	189 bps	to be assigned
347	109039008	L0304263	$ 123,877.39	90.00	0	34	ARM	189 bps	to be assigned
348	109039016	D0303540	$ 287,217.66	90.00	0	34	ARM	189 bps	to be assigned
349	109039057	B0304032	$ 75,507.23	85.00	0	30	ARM	189 bps	to be assigned
350	109039123	L0303335	$ 128,239.09	89.86	0	34	ARM	189 bps	to be assigned
351	109039156	C0303700	$ 160,600.95	89.44	0	33	ARM	189 bps	to be assigned
352	109039404	A3040298	$ 66,089.22	85.00	0	30	Fixed	129 bps	to be assigned
353	109039594	D0304076	$ 173,520.95	87.88	0	32	Fixed	129 bps	to be assigned
354	109039651	G0303002	$ 49,600.24	84.75	0	30	Fixed	129 bps	to be assigned
355	109039719	A3011233	$ 244,593.18	90.00	0	34	Fixed	129 bps	to be assigned
356	109039768	A3031364	$ 349,224.72	83.33	0	28	Fixed	129 bps	to be assigned
357	109039792	A3031615	$ 139,111.76	85.00	0	30	Fixed	129 bps	to be assigned
358	109039800	A3041422	$ 112,328.78	90.00	0	34	Fixed	129 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

359	109039891	C0304333	$ 296,341.17	90.00	0	34	Fixed	129 bps	to be assigned
360	109039909	A3040357	$ 241,608.38	85.00	0	30	Fixed	129 bps	to be assigned
361	109039917	G0304210	$ 110,765.33	83.46	0	29	Fixed	129 bps	to be assigned
362	109040014	9500206058	$ 482,877.29	80.83	0	26	Fixed	129 bps	to be assigned
363	109040030	9500171625	$ 69,487.21	87.00	0	32	Fixed	129 bps	to be assigned
364	109040055	9500191599	$ 85,323.20	90.00	0	34	ARM	189 bps	to be assigned
365	109040097	9500195574	$ 46,374.90	80.60	0	26	Fixed	129 bps	to be assigned
366	109040253	9500214680	$ 144,134.79	85.00	0	30	ARM	189 bps	to be assigned
367	109040261	9500197901	$ 161,034.34	80.71	0	26	Fixed	129 bps	to be assigned
368	109040311	9500208302	$ 176,130.61	84.05	0	29	Fixed	129 bps	to be assigned
369	109040360	9500196416	$ 97,531.00	85.00	0	30	Fixed	129 bps	to be assigned
370	109040428	9500183877	$ 159,567.91	84.21	0	29	Fixed	129 bps	to be assigned
371	109040436	9500207973	$ 151,631.45	85.00	0	30	ARM	189 bps	to be assigned
372	109040543	9500219101	$ 71,228.19	84.00	0	29	ARM	189 bps	to be assigned
373	109040550	9500201612	$ 78,006.19	85.00	0	30	ARM	189 bps	to be assigned
374	109040618	9500194155	$ 142,905.39	81.40	0	27	Fixed	129 bps	to be assigned
375	109040642	9500207932	$ 190,771.35	85.00	0	30	ARM	189 bps	to be assigned
376	109040733	9500197166	$ 88,220.51	85.00	0	30	Fixed	129 bps	to be assigned
377	109040741	9500194049	$ 56,371.39	87.00	0	32	Fixed	129 bps	to be assigned
378	109040816	9500198958	$ 73,834.20	87.06	0	32	Fixed	129 bps	to be assigned
379	109040857	9500200754	$ 81,333.17	100.00	0	40	Fixed	129 bps	to be assigned
380	109040873	9500217147	$ 38,469.36	82.00	0	27	Fixed	129 bps	to be assigned
381	109040907	9500209268	$ 45,795.91	85.00	0	30	ARM	189 bps	to be assigned
382	109040915	9500194270	$ 59,067.29	87.00	0	32	Fixed	129 bps	to be assigned
383	109040923	9500204111	$ 59,732.80	90.00	0	34	Fixed	129 bps	to be assigned
384	109040949	9500217931	$ 156,687.58	87.56	0	32	ARM	189 bps	to be assigned
385	109040980	9500204293	$ 151,332.86	86.69	0	31	Fixed	129 bps	to be assigned
386	109040998	9500207247	$ 212,441.29	86.90	0	31	ARM	189 bps	to be assigned
387	109041012	9500200374	$ 139,559.39	83.33	0	28	Fixed	129 bps	to be assigned
388	109041053	9500206645	$ 67,318.51	83.95	0	29	Fixed	129 bps	to be assigned
389	109041079	9500204871	$ 96,273.83	90.00	0	34	Fixed	129 bps	to be assigned
390	109041103	9500192647	$ 76,348.71	85.00	0	30	ARM	189 bps	to be assigned
391	109041350	9500203733	$ 133,768.11	100.00	0	40	Fixed	129 bps	to be assigned
392	109041368	9500198008	$ 76,170.23	88.84	0	33	ARM	189 bps	to be assigned
393	109041442	9500205043	$ 142,201.77	95.00	0	37	Fixed	129 bps	to be assigned
394	109041467	9500205456	$ 50,144.54	90.00	0	34	ARM	189 bps	to be assigned
395	109041475	9500200788	$ 75,051.00	85.00	0	30	Fixed	129 bps	to be assigned
396	109041657	9500200200	$ 100,599.84	90.00	0	34	ARM	189 bps	to be assigned
397	109041699	9500187605	$ 71,215.62	85.00	0	30	Fixed	129 bps	to be assigned
398	109041707	9500211942	$ 46,660.59	85.00	0	30	Fixed	129 bps	to be assigned
399	109041731	9500208443	$ 159,665.13	86.49	0	31	ARM	189 bps	to be assigned
400	109041848	9500214367	$ 54,681.54	85.00	0	30	Fixed	129 bps	to be assigned
401	109041905	9500212536	$ 37,646.44	82.00	0	27	ARM	189 bps	to be assigned
402	109041913	9500192175	$ 76,160.27	90.00	0	34	ARM	189 bps	to be assigned
403	109041921	9500200564	$ 210,678.45	90.00	0	34	Fixed	129 bps	to be assigned
404	109041939	9500217857	$ 32,234.53	85.00	0	30	Fixed	129 bps	to be assigned
405	109041947	9500213617	$ 183,238.51	90.00	0	34	ARM	189 bps	to be assigned
406	109042044	9500212197	$ 98,460.58	85.00	0	30	Fixed	129 bps	to be assigned
407	109042143	9500202511	$ 133,603.18	85.00	0	30	Fixed	129 bps	to be assigned
408	109042267	9500208997	$ 288,302.53	85.00	0	30	ARM	189 bps	to be assigned
409	109042275	9500218186	$ 73,777.60	87.00	0	32	Fixed	129 bps	to be assigned
410	109042358	9500210654	$ 145,424.94	85.00	0	30	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

411	109042374	9500202131	$ 68,859.70	89.61	0	34	ARM	189 bps	to be assigned
412	109042424	9500205498	$ 103,894.78	85.00	0	30	Fixed	129 bps	to be assigned
413	109042606	9500196903	$ 97,546.58	84.96	0	30	Fixed	129 bps	to be assigned
414	109042648	9500196309	$ 88,906.26	90.00	0	34	Fixed	129 bps	to be assigned
415	109042655	9500207049	$ 76,330.26	90.00	0	34	Fixed	129 bps	to be assigned
416	109042663	9500193322	$ 101,797.18	85.00	0	30	Fixed	129 bps	to be assigned
417	109042689	9500216560	$ 59,082.42	90.00	0	34	Fixed	129 bps	to be assigned
418	109042697	9500209649	$ 101,206.53	85.99	0	31	Fixed	129 bps	to be assigned
419	109042721	9500216446	$ 88,590.41	87.00	0	32	Fixed	129 bps	to be assigned
420	109042762	9500201927	$ 89,828.38	90.00	0	34	Fixed	129 bps	to be assigned
421	109042804	9500218756	$ 66,335.18	95.00	0	37	Fixed	129 bps	to be assigned
422	109042812	9500206538	$ 80,589.32	85.00	0	30	Fixed	129 bps	to be assigned
423	109042838	9500202842	$ 107,746.43	90.00	0	34	Fixed	129 bps	to be assigned
424	109042861	9500218277	$ 35,653.13	85.00	0	30	Fixed	129 bps	to be assigned
425	109042879	9500208286	$ 81,424.33	85.00	0	30	Fixed	129 bps	to be assigned
426	109042903	9500194007	$ 55,650.48	90.00	0	34	Fixed	129 bps	to be assigned
427	109042937	9500223293	$ 94,313.10	90.00	0	34	ARM	189 bps	to be assigned
428	109042960	9500199113	$ 116,762.43	90.00	0	34	Fixed	129 bps	to be assigned
429	109042994	9500207387	$ 134,515.81	87.00	0	32	Fixed	129 bps	to be assigned
430	109043190	9500201604	$ 104,135.37	90.00	0	34	Fixed	129 bps	to be assigned
431	109043414	9500201539	$ 99,822.51	86.96	0	31	Fixed	129 bps	to be assigned
432	109043547	9500201117	$ 50,503.51	85.00	0	30	Fixed	129 bps	to be assigned
433	109043562	9500218764	$ 117,050.45	95.00	0	37	ARM	189 bps	to be assigned
434	109043570	9500192076	$ 72,927.53	85.00	0	30	Fixed	129 bps	to be assigned
435	109043588	9500202073	$ 173,320.48	90.00	0	34	ARM	189 bps	to be assigned
436	109043596	9500198248	$ 59,727.22	82.00	0	27	Fixed	129 bps	to be assigned
437	109043604	9500197927	$ 34,342.98	85.00	0	30	Fixed	129 bps	to be assigned
438	109043620	9500196580	$ 49,320.95	87.00	0	32	Fixed	129 bps	to be assigned
439	109043638	9500211322	$ 55,140.04	85.00	0	30	Fixed	129 bps	to be assigned
440	109043661	9500203246	$ 93,295.47	85.00	0	30	ARM	189 bps	to be assigned
441	109043695	9500209706	$ 79,696.48	85.00	0	30	Fixed	129 bps	to be assigned
442	109043752	9500190435	$ 91,360.49	86.89	0	31	Fixed	129 bps	to be assigned
443	109043760	9500192167	$ 71,604.10	95.00	0	37	Fixed	129 bps	to be assigned
444	109043786	9500213260	$ 97,438.07	85.00	0	30	Fixed	129 bps	to be assigned
445	109043794	9500206439	$ 260,618.88	95.00	0	37	Fixed	129 bps	to be assigned
446	109043844	9500201380	$ 55,189.82	86.58	0	31	Fixed	129 bps	to be assigned
447	109043950	9500211876	$ 55,119.92	85.00	0	30	ARM	189 bps	to be assigned
448	109043992	9500201562	$ 75,736.61	84.33	0	29	ARM	189 bps	to be assigned
449	109044032	9500213179	$ 55,677.20	90.00	0	34	ARM	189 bps	to be assigned
450	109044065	9500187845	$ 111,100.04	85.00	0	30	ARM	189 bps	to be assigned
451	109044099	9500203014	$ 142,180.97	81.48	0	27	Fixed	129 bps	to be assigned
452	109044149	9500191276	$ 65,088.29	87.00	0	32	Fixed	129 bps	to be assigned
453	109044156	9500209151	$ 98,792.79	90.00	0	34	ARM	189 bps	to be assigned
454	109044180	9500210605	$ 84,809.57	85.00	0	30	Fixed	129 bps	to be assigned
455	109044289	9500212742	$ 393,042.48	85.70	0	30	Fixed	129 bps	to be assigned
456	109044313	9500186300	$ 111,775.86	84.96	0	30	ARM	189 bps	to be assigned
457	109044339	9500204228	$ 65,295.59	85.00	0	30	Fixed	129 bps	to be assigned
458	109044404	9500211660	$ 50,860.94	85.00	0	30	Fixed	129 bps	to be assigned
459	109044487	9500195384	$ 76,655.18	92.58	0	36	Fixed	129 bps	to be assigned
460	109044495	9500197125	$ 231,400.76	90.98	0	35	Fixed	129 bps	to be assigned
461	109044511	9500192811	$ 69,870.28	85.37	0	30	Fixed	129 bps	to be assigned
462	109044552	9500202446	$ 137,358.72	90.00	0	34	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

463	109044560	9500209128	$ 79,996.53	82.64	0	28	Fixed	129 bps	to be assigned
464	109044628	9500219721	$ 293,749.82	95.00	0	37	ARM	189 bps	to be assigned
465	109044743	9500196648	$ 133,983.80	85.00	0	30	Fixed	129 bps	to be assigned
466	109044933	9500195996	$ 101,686.19	85.00	0	30	ARM	189 bps	to be assigned
467	109045013	9500212171	$ 147,988.99	90.00	0	34	Fixed	129 bps	to be assigned
468	109045120	9500197141	$ 42,409.25	85.00	0	30	Fixed	129 bps	to be assigned
469	109045138	9500201299	$ 65,705.33	84.41	0	29	Fixed	129 bps	to be assigned
470	109045211	9500211421	$ 112,269.70	90.00	0	34	Fixed	129 bps	to be assigned
471	109045237	9500200358	$ 70,012.25	90.00	0	34	Fixed	129 bps	to be assigned
472	109045252	9500194882	$ 154,577.33	91.18	0	35	Fixed	129 bps	to be assigned
473	109045286	9500200804	$ 73,642.41	90.00	0	34	ARM	189 bps	to be assigned
474	109045328	9500196507	$ 94,281.86	90.00	0	34	Fixed	129 bps	to be assigned
475	109045351	9500204269	$ 44,998.74	82.00	0	27	Fixed	129 bps	to be assigned
476	109045385	9500204343	$ 76,051.71	94.16	0	37	ARM	189 bps	to be assigned
477	109045435	9500195988	$ 74,677.78	85.00	0	30	ARM	189 bps	to be assigned
478	109045500	9500192506	$ 76,925.70	84.35	0	29	Fixed	129 bps	to be assigned
479	109045583	9500192795	$ 75,312.87	84.83	0	30	Fixed	129 bps	to be assigned
480	109045633	9500219481	$ 129,186.10	91.17	0	35	Fixed	129 bps	to be assigned
481	109045674	9500199758	$ 37,639.45	82.00	0	27	Fixed	129 bps	to be assigned
482	109045690	9500194163	$ 49,060.84	82.00	0	27	Fixed	129 bps	to be assigned
483	109045724	9500214797	$ 81,591.23	87.00	0	32	Fixed	129 bps	to be assigned
484	109045732	9500205803	$ 60,738.65	81.20	0	27	ARM	189 bps	to be assigned
485	109045765	9500206009	$ 62,895.76	90.00	0	34	Fixed	129 bps	to be assigned
486	109045872	9500214789	$ 52,984.30	90.00	0	34	ARM	189 bps	to be assigned
487	109045955	9500218087	$ 92,739.98	84.55	0	30	Fixed	129 bps	to be assigned
488	109046029	9500220125	$ 182,241.13	82.06	0	27	Fixed	129 bps	to be assigned
489	109046037	9500207254	$ 110,257.68	85.00	0	30	Fixed	129 bps	to be assigned
490	109046045	9500212809	$ 68,225.55	90.00	0	34	Fixed	129 bps	to be assigned
491	109046078	9500211793	$ 76,561.44	100.00	0	40	Fixed	129 bps	to be assigned
492	109046128	9500204103	$ 204,380.90	85.00	0	30	Fixed	129 bps	to be assigned
493	109046201	9500206090	$ 57,854.68	85.89	0	31	Fixed	129 bps	to be assigned
494	109046235	9500140364	$ 39,991.79	82.00	0	27	Fixed	129 bps	to be assigned
495	109046342	9500215711	$ 39,628.94	88.89	0	33	Fixed	129 bps	to be assigned
496	109046375	9500212486	$ 54,705.70	84.31	0	29	Fixed	129 bps	to be assigned
497	109046409	9500219739	$ 156,439.97	95.00	0	37	Fixed	129 bps	to be assigned
498	109046425	9500192480	$ 81,506.95	88.91	0	33	Fixed	129 bps	to be assigned
499	109046433	9500204855	$ 50,828.73	85.00	0	30	Fixed	129 bps	to be assigned
500	109046474	9500216636	$ 36,236.87	85.00	0	30	Fixed	129 bps	to be assigned
501	109046516	9500198552	$ 156,747.18	84.92	0	30	Fixed	129 bps	to be assigned
502	109046557	9500199048	$ 77,233.49	95.00	0	37	Fixed	129 bps	to be assigned
503	109046581	9500211629	$ 49,214.77	91.37	0	35	Fixed	129 bps	to be assigned
504	109046615	9500190906	$ 184,685.40	95.00	0	37	Fixed	129 bps	to be assigned
505	109046623	9500211587	$ 115,235.33	81.43	0	27	Fixed	129 bps	to be assigned
506	109046672	9500193090	$ 198,559.22	85.84	0	31	Fixed	129 bps	to be assigned
507	109046698	9500212726	$ 72,791.55	81.51	0	27	Fixed	129 bps	to be assigned
508	109046755	9500211389	$ 90,648.37	95.00	0	37	Fixed	129 bps	to be assigned
509	109046805	9500213138	$ 71,247.52	85.00	0	30	Fixed	129 bps	to be assigned
510	109046813	9500218269	$ 108,954.40	95.00	0	37	Fixed	129 bps	to be assigned
511	109046888	9500207551	$ 139,943.21	85.00	0	30	ARM	189 bps	to be assigned
512	109047126	9500218095	$ 76,099.64	86.60	0	31	Fixed	129 bps	to be assigned
513	109047183	9500208088	$ 68,742.34	95.00	0	37	Fixed	129 bps	to be assigned
514	109047209	9500199337	$ 93,427.44	81.44	0	27	Fixed	129 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

515	109047241	9500199436	$ 119,192.08	89.86	0	34	ARM	189 bps	to be assigned
516	109047308	9500190872	$ 64,373.01	90.35	0	34	Fixed	129 bps	to be assigned
517	109047316	9500208773	$ 76,345.45	90.00	0	34	ARM	189 bps	to be assigned
518	109047399	9500197406	$ 54,305.20	85.00	0	30	Fixed	129 bps	to be assigned
519	109047423	9500217352	$ 139,054.51	85.00	0	30	ARM	189 bps	to be assigned
520	109047431	9500207528	$ 61,554.31	85.69	0	30	Fixed	129 bps	to be assigned
521	109047456	9500185633	$ 73,634.65	82.00	0	27	Fixed	129 bps	to be assigned
522	109047498	9500199618	$ 73,389.39	86.59	0	31	Fixed	129 bps	to be assigned
523	109047522	9500216206	$ 198,945.40	95.00	0	37	ARM	189 bps	to be assigned
524	109047563	9500195491	$ 55,620.18	90.00	0	34	Fixed	129 bps	to be assigned
525	109047605	9500208419	$ 67,834.76	85.00	0	30	Fixed	129 bps	to be assigned
526	109047688	9500193298	$ 83,118.91	95.00	0	37	ARM	189 bps	to be assigned
527	109047696	9500193983	$ 144,734.05	100.00	0	40	Fixed	129 bps	to be assigned
528	109047712	9500204830	$ 129,678.46	82.80	0	28	Fixed	129 bps	to be assigned
529	109047779	9500203154	$ 47,136.99	85.00	0	30	Fixed	129 bps	to be assigned
530	109047845	9500212387	$ 106,441.28	85.00	0	30	Fixed	129 bps	to be assigned
531	109047886	9500199576	$ 85,246.58	83.76	0	29	Fixed	129 bps	to be assigned
532	109047894	9500201364	$ 91,804.13	86.78	0	31	Fixed	129 bps	to be assigned
533	109047910	9500204400	$ 79,851.95	82.47	0	28	ARM	189 bps	to be assigned
534	109047928	9500206561	$ 246,958.63	89.61	0	34	ARM	189 bps	to be assigned
535	109047936	9500209334	$ 117,675.00	90.28	0	34	Fixed	129 bps	to be assigned
536	109048058	9500205118	$ 78,889.48	85.00	0	30	ARM	189 bps	to be assigned
537	109048165	9500202990	$ 110,137.59	85.00	0	30	Fixed	129 bps	to be assigned
538	109048181	9500195012	$ 126,570.38	90.00	0	34	Fixed	129 bps	to be assigned
539	109048249	9500207544	$ 82,028.17	84.69	0	30	Fixed	129 bps	to be assigned
540	109048298	9500198396	$ 132,144.94	84.39	0	29	Fixed	129 bps	to be assigned
541	109048314	9500196499	$ 50,909.48	85.00	0	30	Fixed	129 bps	to be assigned
542	109048355	9500187175	$ 78,596.15	95.00	0	37	Fixed	129 bps	to be assigned
543	109048397	9500199089	$ 77,664.62	88.64	0	33	Fixed	129 bps	to be assigned
544	109048413	9500194692	$ 62,594.48	89.64	0	34	Fixed	129 bps	to be assigned
545	109048488	9500194924	$ 70,188.65	95.00	0	37	Fixed	129 bps	to be assigned
546	109048546	9500188389	$ 52,543.55	85.00	0	30	ARM	189 bps	to be assigned
547	109048645	9500183216	$ 89,649.01	85.45	0	30	Fixed	129 bps	to be assigned
548	109048660	9500198693	$ 56,129.35	90.00	0	34	Fixed	129 bps	to be assigned
549	109048702	9500209730	$ 84,424.71	90.00	0	34	ARM	189 bps	to be assigned
550	109048744	9500218657	$ 58,356.71	83.57	0	29	Fixed	129 bps	to be assigned
551	109048843	9500198214	$ 42,439.89	85.00	0	30	Fixed	129 bps	to be assigned
552	109048892	9500204566	$ 118,302.76	100.00	0	40	Fixed	129 bps	to be assigned
553	109048942	9500212767	$ 259,485.33	86.71	0	31	ARM	189 bps	to be assigned
554	109048991	9500168027	$ 48,235.88	87.00	0	32	Fixed	129 bps	to be assigned
555	109049007	9500218061	$ 73,784.32	87.00	0	32	Fixed	129 bps	to be assigned
556	109049098	9500195657	$ 124,832.85	90.00	0	34	ARM	189 bps	to be assigned
557	109049122	9500211009	$ 45,057.86	87.00	0	32	Fixed	129 bps	to be assigned
558	109049239	9500214862	$ 46,653.13	85.00	0	30	ARM	189 bps	to be assigned
559	109049262	9500201786	$ 114,009.14	90.00	0	34	Fixed	129 bps	to be assigned
560	109049338	9500196978	$ 64,475.56	95.00	0	37	Fixed	129 bps	to be assigned
561	109049361	9500199790	$ 90,047.80	95.00	0	37	Fixed	129 bps	to be assigned
562	109049411	9500211058	$ 108,181.44	80.30	0	26	Fixed	129 bps	to be assigned
563	109049460	9500214003	$ 33,936.00	85.00	0	30	Fixed	129 bps	to be assigned
564	109049569	9500201414	$ 38,280.61	90.00	0	34	Fixed	129 bps	to be assigned
565	109049577	9500195749	$ 48,939.88	90.00	0	34	ARM	189 bps	to be assigned
566	109049601	9500203345	$ 46,376.57	85.00	0	30	Fixed	129 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule								MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

567	109049627	9500192365	$ 51,594.94	90.00	0	34	Fixed	129 bps	to be assigned
568	109049650	9500192027	$ 49,097.27	85.00	0	30	ARM	189 bps	to be assigned
569	109049684	9500204715	$ 50,024.87	80.88	0	26	Fixed	129 bps	to be assigned
570	109049692	9500203600	$ 70,057.33	86.70	0	31	Fixed	129 bps	to be assigned
571	109049726	9500210464	$ 78,872.89	83.21	0	28	Fixed	129 bps	to be assigned
572	109049783	9500206157	$ 78,240.88	81.64	0	27	Fixed	129 bps	to be assigned
573	109049817	9500215083	$ 64,618.91	83.98	0	29	Fixed	129 bps	to be assigned
574	109049825	9500210027	$ 48,330.03	85.00	0	30	ARM	189 bps	to be assigned
575	109049874	9500192654	$ 43,516.19	95.00	0	37	Fixed	129 bps	to be assigned
576	109049957	9500197976	$ 125,615.09	90.00	0	34	Fixed	129 bps	to be assigned
577	109049965	9500174959	$ 31,246.81	87.00	0	32	Fixed	129 bps	to be assigned
578	109050005	9500193926	$ 38,403.36	86.12	0	31	Fixed	129 bps	to be assigned
579	109050013	9500215810	$ 133,781.97	90.00	0	34	Fixed	129 bps	to be assigned
580	109050021	9500181723	$ 97,232.52	85.00	0	30	Fixed	129 bps	to be assigned
581	109050047	9500215877	$ 97,949.43	85.00	0	30	Fixed	129 bps	to be assigned
582	109050062	9500212551	$ 68,604.21	87.00	0	32	Fixed	129 bps	to be assigned
583	109050294	9500199584	$ 122,979.73	90.00	0	34	Fixed	129 bps	to be assigned
584	109050732	9500195145	$ 45,543.07	85.00	0	30	Fixed	129 bps	to be assigned
585	109050773	9500201703	$ 182,411.43	95.00	0	37	Fixed	129 bps	to be assigned
586	109050807	9500221545	$ 159,513.72	100.00	0	40	Fixed	129 bps	to be assigned
587	109050815	9500197463	$ 98,068.45	80.60	0	26	Fixed	129 bps	to be assigned
588	109050823	9500216693	$ 90,826.70	82.77	0	28	Fixed	129 bps	to be assigned
589	109051532	9500194346	$ 37,534.19	90.00	0	34	Fixed	129 bps	to be assigned
590	109051938	9500213765	$ 80,554.91	85.00	0	30	Fixed	129 bps	to be assigned
591	109052027	9500179826	$ 116,336.00	87.00	0	32	Fixed	129 bps	to be assigned
592	109052118	9500214755	$ 57,602.72	84.95	0	30	Fixed	129 bps	to be assigned
593	109052134	9500198768	$ 75,801.77	95.00	0	37	Fixed	129 bps	to be assigned
594	109052274	9500221164	$ 75,549.98	85.00	0	30	Fixed	129 bps	to be assigned
595	109052282	9500201661	$ 67,568.93	86.99	0	32	Fixed	129 bps	to be assigned
596	109052316	9500198909	$ 64,739.79	90.28	0	34	Fixed	129 bps	to be assigned
597	109052332	9500200382	$ 73,483.74	85.00	0	30	Fixed	129 bps	to be assigned
598	109052407	9500222725	$ 57,453.84	90.00	0	34	Fixed	129 bps	to be assigned
599	109052506	9500200739	$ 80,504.19	85.00	0	30	ARM	189 bps	to be assigned
600	109052514	9500215174	$ 237,516.74	85.00	0	30	Fixed	129 bps	to be assigned
601	109052597	9500206496	$ 85,662.19	85.00	0	30	ARM	189 bps	to be assigned
602	109052613	9500211066	$ 181,894.36	91.28	0	35	Fixed	129 bps	to be assigned
603	109052795	9500202982	$ 207,268.37	94.70	0	37	Fixed	129 bps	to be assigned
604	109052803	9500188595	$ 60,296.13	86.36	0	31	Fixed	129 bps	to be assigned
605	109052852	9500199659	$ 57,418.70	89.24	0	33	Fixed	129 bps	to be assigned
606	109052878	9500222675	$ 135,712.82	100.00	0	40	Fixed	129 bps	to be assigned
607	109052902	9500200309	$ 78,038.53	92.00	0	35	Fixed	129 bps	to be assigned
608	109053017	9500216602	$ 176,033.04	90.00	0	34	Fixed	129 bps	to be assigned
609	109053124	9500209458	$ 73,286.22	80.88	0	26	Fixed	129 bps	to be assigned
610	109053280	9500218384	$ 148,281.86	85.00	0	30	ARM	189 bps	to be assigned
611	109053314	9500208542	$ 183,891.38	90.00	0	34	ARM	189 bps	to be assigned
612	109053520	9500211744	$ 209,576.97	90.00	0	34	ARM	189 bps	to be assigned
613	109053694	9500212478	$ 90,769.65	86.92	0	31	Fixed	129 bps	to be assigned
614	109053728	9500220018	$ 167,034.19	90.00	0	34	Fixed	129 bps	to be assigned
615	109053777	9500219127	$ 162,433.89	90.00	0	34	Fixed	129 bps	to be assigned
616	109053801	9500221115	$ 95,211.31	90.00	0	34	Fixed	129 bps	to be assigned
617	109053835	9500217709	$ 154,575.93	92.81	0	36	Fixed	129 bps	to be assigned
618	109053850	9500211827	$ 103,328.76	80.86	0	26	Fixed	129 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

619	109053868	9500211801	$ 146,857.72	95.00	0	37	Fixed	129 bps	to be assigned
620	109053918	9500196549	$ 121,146.76	85.00	0	30	Fixed	129 bps	to be assigned
621	109053975	9500211769	$ 124,800.08	92.59	0	36	Fixed	129 bps	to be assigned
622	109054072	9500208815	$ 101,788.43	85.00	0	30	Fixed	129 bps	to be assigned
623	109054122	9500211561	$ 240,276.63	83.10	0	28	Fixed	129 bps	to be assigned
624	109054148	9500198578	$ 82,125.44	86.68	0	31	Fixed	129 bps	to be assigned
625	109054320	9500199394	$ 155,590.40	100.00	0	40	Fixed	129 bps	to be assigned
626	109054353	9500191490	$ 163,658.85	91.11	0	35	Fixed	129 bps	to be assigned
627	109054452	9500203634	$ 242,383.41	90.00	0	34	Fixed	129 bps	to be assigned
628	109054536	9500215885	$ 205,701.75	82.00	0	27	Fixed	129 bps	to be assigned
629	109054569	9500211652	$ 97,323.60	85.96	0	31	Fixed	129 bps	to be assigned
630	109054577	9500215166	$ 168,381.56	85.00	0	30	Fixed	129 bps	to be assigned
631	109054585	9500194528	$ 381,506.44	85.00	0	30	Fixed	129 bps	to be assigned
632	109054957	9500215984	$ 172,256.17	90.00	0	34	ARM	189 bps	to be assigned
633	109055160	9500199477	$ 148,074.46	86.82	0	31	Fixed	129 bps	to be assigned
634	109055194	9500197885	$ 177,174.30	85.00	0	30	ARM	189 bps	to be assigned
635	109055210	9500216644	$ 190,806.80	85.00	0	30	ARM	189 bps	to be assigned
636	109055293	9500222022	$ 217,459.71	94.78	0	37	Fixed	129 bps	to be assigned
637	109055301	9500212353	$ 182,164.05	90.00	0	34	ARM	189 bps	to be assigned
638	109055418	9500195848	$ 335,845.14	85.00	0	30	ARM	189 bps	to be assigned
639	109055475	9500188462	$ 146,746.64	89.24	0	33	ARM	189 bps	to be assigned
640	109055541	9500179859	$ 300,734.40	83.66	0	29	Fixed	129 bps	to be assigned
641	109055665	9500217642	$ 114,053.45	90.00	0	34	Fixed	129 bps	to be assigned
642	109055715	9500199543	$ 120,885.27	85.91	0	31	Fixed	129 bps	to be assigned
643	109055772	9500210860	$ 66,213.50	85.00	0	30	ARM	189 bps	to be assigned
644	109055863	9500198883	$ 186,638.11	90.00	0	34	ARM	189 bps	to be assigned
645	109055913	9500208625	$ 91,542.67	100.00	0	40	Fixed	129 bps	to be assigned
646	109056028	9500195210	$ 452,600.90	85.00	0	30	Fixed	129 bps	to be assigned
647	109056036	9500191631	$ 243,466.34	81.94	0	27	Fixed	129 bps	to be assigned
648	109056085	9500194965	$ 127,687.45	93.45	0	36	Fixed	129 bps	to be assigned
649	109056176	9500214433	$ 443,786.60	86.58	0	31	Fixed	129 bps	to be assigned
650	109056184	9500212510	$ 116,594.39	95.00	0	37	ARM	189 bps	to be assigned
651	109056259	9500199725	$ 241,556.84	85.00	0	30	ARM	189 bps	to be assigned
652	109056358	9500214466	$ 312,796.24	95.00	0	37	Fixed	129 bps	to be assigned
653	109056374	9500209979	$ 160,280.65	85.00	0	30	Fixed	129 bps	to be assigned
654	109056408	9500203238	$ 119,963.49	95.00	0	37	Fixed	129 bps	to be assigned
655	109056515	9500197596	$ 85,303.61	90.00	0	34	ARM	189 bps	to be assigned
656	109056606	9500200051	$ 114,444.29	85.00	0	30	Fixed	129 bps	to be assigned
657	109056820	9500206850	$ 69,533.94	85.00	0	30	Fixed	129 bps	to be assigned
658	109056846	9500204616	$ 103,472.03	90.00	0	34	ARM	189 bps	to be assigned
659	109056887	9500197216	$ 99,237.65	85.00	0	30	ARM	189 bps	to be assigned
660	109056960	9500211439	$ 284,222.88	84.57	0	30	Fixed	129 bps	to be assigned
661	109057059	9500209482	$ 207,640.32	84.97	0	30	Fixed	129 bps	to be assigned
662	109057166	9500204707	$ 390,881.32	85.00	0	30	Fixed	129 bps	to be assigned
663	109057364	9500194320	$ 136,535.37	85.00	0	30	Fixed	129 bps	to be assigned
664	109057414	9500220638	$ 67,837.88	84.47	0	29	ARM	189 bps	to be assigned
665	109057596	9500213153	$ 330,339.69	90.00	0	34	Fixed	129 bps	to be assigned
666	109057653	9500200168	$ 109,411.10	85.00	0	30	ARM	189 bps	to be assigned
667	109057729	9500191722	$ 353,531.62	89.78	0	34	Fixed	129 bps	to be assigned
668	109057745	9500195590	$ 128,180.69	90.00	0	34	ARM	189 bps	to be assigned
669	109126359	591743913	$ 299,615.22	85.00	0	30	ARM	189 bps	to be assigned
670	109126383	4380990476	$ 137,234.14	85.00	0	30	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

671	109126474	9080680278	$ 220,452.28	82.77	0	28	ARM	189 bps	to be assigned
672	109126490	4388571426	$ 72,130.72	85.00	0	30	ARM	189 bps	to be assigned
673	109126508	4388180426	$ 106,029.95	85.00	0	30	ARM	189 bps	to be assigned
674	109126532	584608965	$ 339,911.56	85.00	0	30	ARM	189 bps	to be assigned
675	109126573	584674965	$ 233,275.37	85.00	0	30	ARM	189 bps	to be assigned
676	109126664	585288922	$ 143,643.81	85.21	0	30	ARM	189 bps	to be assigned
677	109126706	4388041426	$ 72,329.86	85.00	0	30	ARM	189 bps	to be assigned
678	109126755	1485248317	$ 117,515.79	87.19	0	32	ARM	189 bps	to be assigned
679	109126789	584100965	$ 279,650.01	85.00	0	30	ARM	189 bps	to be assigned
680	109126813	682426619	$ 152,602.57	90.00	0	34	ARM	189 bps	to be assigned
681	109126995	682525619	$ 157,094.84	90.00	0	34	ARM	189 bps	to be assigned
682	109127027	2180737112	$ 108,201.28	84.44	0	29	ARM	189 bps	to be assigned
683	109127050	4387162436	$ 58,120.57	85.00	0	30	ARM	189 bps	to be assigned
684	109127092	9081466278	$ 70,015.25	85.00	0	30	ARM	189 bps	to be assigned
685	109127100	1485522317	$ 134,696.94	90.00	0	34	ARM	189 bps	to be assigned
686	109127183	4390114426	$ 122,973.84	85.00	0	30	ARM	189 bps	to be assigned
687	109127191	9081235278	$ 158,943.11	90.00	0	34	ARM	189 bps	to be assigned
688	109127209	1485344317	$ 364,928.92	95.00	0	37	ARM	189 bps	to be assigned
689	109127266	4349946426	$ 52,179.27	85.00	0	30	ARM	189 bps	to be assigned
690	109127316	4389520426	$ 135,806.05	85.00	0	30	Fixed	129 bps	to be assigned
691	109127340	4386958436	$ 85,325.46	90.00	0	34	ARM	189 bps	to be assigned
692	109127480	584820965	$ 314,089.23	85.00	0	30	ARM	189 bps	to be assigned
693	109127530	9081086278	$ 258,576.57	85.00	0	30	ARM	189 bps	to be assigned
694	109127639	4386481426	$ 139,262.40	90.00	0	34	ARM	189 bps	to be assigned
695	109127654	682453619	$ 167,958.25	85.00	0	30	ARM	189 bps	to be assigned
696	109127845	585296922	$ 219,953.01	90.00	0	34	ARM	189 bps	to be assigned
697	109127928	590581913	$ 279,771.39	85.00	0	30	ARM	189 bps	to be assigned
698	109127936	4389263426	$ 120,367.61	94.22	0	37	Fixed	129 bps	to be assigned
699	109127985	682693619	$ 289,074.75	85.00	0	30	ARM	189 bps	to be assigned
700	109128009	9081041278	$ 277,154.67	85.00	0	30	ARM	189 bps	to be assigned
701	109128165	4386778436	$ 115,360.96	85.00	0	30	ARM	189 bps	to be assigned
702	109128181	584418965	$ 277,994.55	85.00	0	30	ARM	189 bps	to be assigned
703	109128207	4387011436	$ 48,889.41	90.00	0	34	Fixed	129 bps	to be assigned
704	109128215	4388273426	$ 154,038.70	90.00	0	34	ARM	189 bps	to be assigned
705	109128272	4389182426	$ 52,209.02	80.50	0	26	ARM	189 bps	to be assigned
706	109128314	585847922	$ 224,325.77	90.00	0	34	ARM	189 bps	to be assigned
707	109128371	585677922	$ 275,698.60	85.00	0	30	ARM	189 bps	to be assigned
708	109128397	584150965	$ 139,789.81	84.97	0	30	ARM	189 bps	to be assigned
709	109128413	1485645317	$ 188,582.17	90.00	0	34	ARM	189 bps	to be assigned
710	109128488	4389024426	$ 61,523.26	85.00	0	30	ARM	189 bps	to be assigned
711	109128504	584575965	$ 163,667.55	85.00	0	30	ARM	189 bps	to be assigned
712	109128538	8080289179	$ 190,638.65	85.00	0	30	ARM	189 bps	to be assigned
713	109128637	9081146278	$ 180,162.79	95.00	0	37	ARM	189 bps	to be assigned
714	109128652	584775965	$ 335,605.03	90.00	0	34	ARM	189 bps	to be assigned
715	109128736	1485250317	$ 96,204.32	85.00	0	30	ARM	189 bps	to be assigned
716	109128843	584507965	$ 295,848.88	85.00	0	30	ARM	189 bps	to be assigned
717	109128850	4387197436	$ 121,347.65	90.00	0	34	ARM	189 bps	to be assigned
718	109128876	584354965	$ 186,490.09	85.00	0	30	ARM	189 bps	to be assigned
719	109128884	591795913	$ 357,574.77	90.00	0	34	ARM	189 bps	to be assigned
720	109128926	9081408278	$ 186,490.09	85.00	0	30	ARM	189 bps	to be assigned
721	109128942	584614965	$ 388,724.77	85.00	0	30	ARM	189 bps	to be assigned
722	109128983	682611619	$ 69,996.62	85.00	0	30	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

723	109128991	4386906426	$ 114,762.30	90.00	0	34	ARM	189 bps	to be assigned
724	109129031	1485479317	$ 144,191.26	85.00	0	30	ARM	189 bps	to be assigned
725	109129049	4389507426	$ 123,024.40	85.00	0	30	ARM	189 bps	to be assigned
726	109129056	682713619	$ 49,209.75	85.00	0	30	ARM	189 bps	to be assigned
727	109129064	4349618426	$ 48,358.93	86.61	0	31	ARM	189 bps	to be assigned
728	109129148	4387256436	$ 63,584.70	85.00	0	30	ARM	189 bps	to be assigned
729	109129189	1485184317	$ 229,425.46	83.94	0	29	ARM	189 bps	to be assigned
730	109143768	NWJ1620OTER	$ 202,059.28	85.00	0	30	ARM	189 bps	to be assigned
731	109153122	20300877	$ 127,272.75	85.00	0	30	ARM	189 bps	to be assigned
732	109153205	20302829	$ 118,705.66	100.00	0	40	ARM	189 bps	to be assigned
733	109153221	20303017	$ 160,611.44	100.00	0	40	ARM	189 bps	to be assigned
734	109153254	20303228	$ 261,033.74	97.00	0	39	ARM	189 bps	to be assigned
735	109153296	20303406	$ 137,067.02	100.00	0	40	ARM	189 bps	to be assigned
736	109153387	20303525	$ 161,739.38	83.08	0	28	Fixed	129 bps	to be assigned
737	109153437	20303703	$ 61,992.00	90.00	0	34	ARM	189 bps	to be assigned
738	109153445	20303764	$ 139,303.14	90.00	0	34	Fixed	129 bps	to be assigned
739	109153460	20303794	$ 298,383.21	89.79	0	34	ARM	189 bps	to be assigned
740	109153908	20304443	$ 67,784.93	84.88	0	30	ARM	189 bps	to be assigned
741	109153924	20304451	$ 84,468.72	90.00	0	34	Fixed	129 bps	to be assigned
742	109154021	20304548	$ 174,555.64	82.55	0	28	Fixed	129 bps	to be assigned
743	109154104	20304691	$ 313,702.77	85.00	0	30	ARM	189 bps	to be assigned
744	109154195	20304847	$ 49,255.01	85.00	0	30	ARM	189 bps	to be assigned
745	109154260	20305101	$ 88,289.71	85.00	0	30	Fixed	129 bps	to be assigned
746	109154468	30301664	$ 198,270.63	85.00	0	30	Fixed	129 bps	to be assigned
747	109154534	30301811	$ 72,993.41	85.00	0	30	ARM	189 bps	to be assigned
748	109154591	40301786	$ 63,816.87	100.00	0	40	Fixed	129 bps	to be assigned
749	109154609	40301837	$ 216,207.91	85.00	0	30	Fixed	129 bps	to be assigned
750	109220012	591638913	$ 234,977.26	85.00	0	30	ARM	189 bps	to be assigned
751	109220194	4381090476	$ 109,505.33	85.00	0	30	ARM	189 bps	to be assigned
752	109220236	584728922	$ 290,902.82	83.43	0	29	ARM	189 bps	to be assigned
753	109220384	591727913	$ 202,899.02	89.99	0	34	ARM	189 bps	to be assigned
754	109220418	4384133426	$ 110,488.93	100.00	0	40	ARM	189 bps	to be assigned
755	109220434	4387188436	$ 76,026.45	90.00	0	34	ARM	189 bps	to be assigned
756	109220483	4389019426	$ 50,051.11	85.00	0	30	ARM	189 bps	to be assigned
757	109220566	9081365278	$ 203,432.87	85.00	0	30	ARM	189 bps	to be assigned
758	109220616	583206965	$ 381,149.55	85.00	0	30	ARM	189 bps	to be assigned
759	109220731	584672965	$ 352,140.87	85.00	0	30	ARM	189 bps	to be assigned
760	109220764	1485789317	$ 159,849.93	90.00	0	34	ARM	189 bps	to be assigned
761	109220947	4386163436	$ 60,913.82	87.36	0	32	ARM	189 bps	to be assigned
762	109220962	585761922	$ 259,789.67	86.83	0	31	ARM	189 bps	to be assigned
763	109221069	682575619	$ 89,026.03	85.00	0	30	ARM	189 bps	to be assigned
764	109221101	4350195426	$ 155,083.51	100.00	0	40	ARM	189 bps	to be assigned
765	109221143	683003619	$ 50,852.94	85.00	0	30	ARM	189 bps	to be assigned
766	109221150	4385000426	$ 71,044.66	95.00	0	37	ARM	189 bps	to be assigned
767	109221366	591741913	$ 246,869.91	85.00	0	30	ARM	189 bps	to be assigned
768	109221465	4340998426	$ 84,879.61	85.00	0	30	ARM	189 bps	to be assigned
769	109221507	4391143426	$ 56,622.10	90.00	0	34	ARM	189 bps	to be assigned
770	109221531	583496965	$ 296,514.05	85.00	0	30	ARM	189 bps	to be assigned
771	109221556	4389629426	$ 152,702.27	90.00	0	34	ARM	189 bps	to be assigned
772	109221622	2180808112	$ 134,388.47	90.00	0	34	Fixed	129 bps	to be assigned
773	109221630	1485685317	$ 145,968.47	85.00	0	30	ARM	189 bps	to be assigned
774	109221648	583319965	$ 274,360.99	85.00	0	30	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

775	109221655	583760965	$ 256,601.96	85.00	0	30	ARM	189 bps	to be assigned
776	109221663	583852965	$ 156,444.65	85.00	0	30	ARM	189 bps	to be assigned
777	109221671	2180770112	$ 99,415.68	95.00	0	37	ARM	189 bps	to be assigned
778	109221713	1485257317	$ 155,208.39	85.00	0	30	Fixed	129 bps	to be assigned
779	109221812	9080816278	$ 244,938.91	100.00	0	40	Fixed	129 bps	to be assigned
780	109221937	4390383426	$ 212,808.60	85.00	0	30	ARM	189 bps	to be assigned
781	109221986	682343619	$ 209,305.38	100.00	0	40	ARM	189 bps	to be assigned
782	109222000	590854913	$ 210,300.71	86.83	0	31	ARM	189 bps	to be assigned
783	109222034	590217913	$ 227,686.89	85.00	0	30	ARM	189 bps	to be assigned
784	109222059	4388173426	$ 53,542.57	82.54	0	28	ARM	189 bps	to be assigned
785	109222117	4387250436	$ 72,806.70	90.00	0	34	ARM	189 bps	to be assigned
786	109222265	9081290278	$ 175,565.51	85.00	0	30	ARM	189 bps	to be assigned
787	109222281	591562913	$ 288,173.04	85.00	0	30	ARM	189 bps	to be assigned
788	109222380	1484345317	$ 158,331.73	95.00	0	37	ARM	189 bps	to be assigned
789	109222422	584648965	$ 202,815.33	85.00	0	30	ARM	189 bps	to be assigned
790	109222430	4386324436	$ 331,598.62	93.66	0	36	ARM	189 bps	to be assigned
791	109222554	584423965	$ 389,944.11	85.00	0	30	ARM	189 bps	to be assigned
792	109222570	9080842278	$ 206,038.09	85.00	0	30	ARM	189 bps	to be assigned
793	109222596	4380994476	$ 65,122.01	85.00	0	30	ARM	189 bps	to be assigned
794	109222604	9081445278	$ 118,803.95	85.00	0	30	ARM	189 bps	to be assigned
795	109222612	584930965	$ 466,692.71	85.00	0	30	ARM	189 bps	to be assigned
796	109222620	583527965	$ 347,829.05	85.00	0	30	ARM	189 bps	to be assigned
797	109222653	1485527317	$ 61,924.00	85.00	0	30	ARM	189 bps	to be assigned
798	109222679	4387569426	$ 126,566.15	95.00	0	37	ARM	189 bps	to be assigned
799	109222745	1485559317	$ 96,533.58	85.00	0	30	ARM	189 bps	to be assigned
800	109222752	584638965	$ 244,348.21	90.00	0	34	ARM	189 bps	to be assigned
801	109222786	681679619	$ 160,856.08	85.00	0	30	Fixed	129 bps	to be assigned
802	109222844	591349913	$ 233,475.01	90.00	0	34	ARM	189 bps	to be assigned
803	109222851	9081244278	$ 149,646.81	84.99	0	30	ARM	189 bps	to be assigned
804	109222877	4391751426	$ 108,221.51	85.00	0	30	ARM	189 bps	to be assigned
805	109222919	4387140436	$ 112,332.49	90.00	0	34	ARM	189 bps	to be assigned
806	109223248	8080301179	$ 60,215.45	90.00	0	34	ARM	189 bps	to be assigned
807	109223289	584311965	$ 169,575.34	85.00	0	30	ARM	189 bps	to be assigned
808	109223347	583865965	$ 188,867.00	84.99	0	30	ARM	189 bps	to be assigned
809	109223446	4386700426	$ 69,614.42	85.00	0	30	ARM	189 bps	to be assigned
810	109223461	4386876436	$ 56,558.36	90.00	0	34	ARM	189 bps	to be assigned
811	109223537	4389727426	$ 42,180.29	95.00	0	37	ARM	189 bps	to be assigned
812	109223552	9081257278	$ 284,078.23	85.00	0	30	ARM	189 bps	to be assigned
813	109223560	2180822112	$ 269,542.78	90.00	0	34	ARM	189 bps	to be assigned
814	109223578	4389968426	$ 45,806.04	90.00	0	34	ARM	189 bps	to be assigned
815	109223586	584028965	$ 398,909.28	82.64	0	28	ARM	189 bps	to be assigned
816	109223610	9080675278	$ 266,965.29	85.00	0	30	ARM	189 bps	to be assigned
817	109223768	682900619	$ 80,390.61	80.60	0	26	ARM	189 bps	to be assigned
818	109233502	1000164637	$ 246,872.63	90.00	25	9	ARM	189 bps	to be assigned
819	109233510	1000164679	$ 232,460.71	90.00	0	34	ARM	189 bps	to be assigned
820	109233601	1000223000	$ 251,514.61	90.00	25	9	ARM	189 bps	to be assigned
821	109233908	1000247310	$ 303,487.75	95.00	30	7	ARM	189 bps	to be assigned
822	109233940	1000248050	$ 142,111.44	95.00	30	7	ARM	189 bps	to be assigned
823	109233957	1000248441	$ 170,697.43	90.00	25	9	ARM	189 bps	to be assigned
824	109233965	1000249693	$ 173,369.52	90.00	30	4	ARM	189 bps	to be assigned
825	109234005	1000251074	$ 60,623.75	90.00	25	9	ARM	189 bps	to be assigned
826	109234377	1000257534	$ 79,759.88	91.43	30	5	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

827	109234880	1000261756	$ 81,776.40	86.32	0	31	ARM	189 bps	to be assigned
828	109235200	1000264934	$ 217,299.75	90.00	25	9	ARM	189 bps	to be assigned
829	109235226	1000264987	$ 98,330.28	85.00	12	18	ARM	189 bps	to be assigned
830	109235366	1000266416	$ 272,787.49	90.00	25	9	ARM	189 bps	to be assigned
831	109235655	1000268491	$ 56,590.77	90.00	25	9	ARM	189 bps	to be assigned
832	109235705	1000268875	$ 76,374.21	90.00	25	9	ARM	189 bps	to be assigned
833	109235929	1000269978	$ 103,345.89	90.00	25	9	ARM	189 bps	to be assigned
834	109236042	1000270950	$ 112,075.88	90.00	25	9	ARM	189 bps	to be assigned
835	109236166	1000271686	$ 148,926.35	95.00	0	37	ARM	189 bps	to be assigned
836	109236406	1000273911	$ 76,319.90	90.00	25	9	ARM	189 bps	to be assigned
837	109236562	1000281351	$ 125,792.84	90.00	25	9	ARM	189 bps	to be assigned
838	109236646	1000321654	$ 103,834.24	85.00	0	30	ARM	189 bps	to be assigned
839	109236661	1000321718	$ 33,233.68	93.75	0	36	ARM	189 bps	to be assigned
840	109237198	1000122226	$ 69,099.52	84.98	0	30	ARM	189 bps	to be assigned
841	109237388	1000121441	$ 106,127.29	85.00	0	30	ARM	189 bps	to be assigned
842	109237586	1000120442	$ 68,325.00	84.97	0	30	ARM	189 bps	to be assigned
843	109237834	1000119085	$ 101,606.64	84.99	0	30	ARM	189 bps	to be assigned
844	109237842	1000121934	$ 229,122.58	90.00	0	34	ARM	189 bps	to be assigned
845	109238048	1000118874	$ 150,759.05	95.00	0	37	ARM	189 bps	to be assigned
846	109238279	1000119607	$ 70,212.31	95.00	0	37	Fixed	129 bps	to be assigned
847	109238550	1000122700	$ 197,666.36	90.00	0	34	ARM	189 bps	to be assigned
848	109238634	1000113823	$ 117,279.34	82.24	0	28	Fixed	129 bps	to be assigned
849	109238683	1000116931	$ 79,521.86	90.00	0	34	Fixed	129 bps	to be assigned
850	109238790	1500001221	$ 62,834.52	85.00	0	30	ARM	189 bps	to be assigned
851	109238873	1000120766	$ 80,897.78	87.10	0	32	ARM	189 bps	to be assigned
852	109238964	1000119761	$ 83,633.41	90.00	0	34	ARM	189 bps	to be assigned
853	109239319	9081116278	$ 234,000.00	90.00	0	34	ARM	189 bps	to be assigned
854	109239384	592119913	$ 317,050.00	85.00	0	30	ARM	189 bps	to be assigned
855	109239459	1485756317	$ 162,450.00	95.00	0	37	ARM	189 bps	to be assigned
856	109239517	585155965	$ 257,465.00	85.00	0	30	ARM	189 bps	to be assigned
857	109239525	682903619	$ 322,528.39	82.74	0	28	ARM	189 bps	to be assigned
858	109239533	4390811426	$ 135,000.00	90.00	0	34	ARM	189 bps	to be assigned
859	109239558	9081574278	$ 374,400.00	90.00	0	34	ARM	189 bps	to be assigned
860	109239566	584962965	$ 272,000.00	85.00	0	30	ARM	189 bps	to be assigned
861	109239574	591809913	$ 294,950.00	85.00	0	30	ARM	189 bps	to be assigned
862	109239582	592086913	$ 307,700.00	85.00	0	30	ARM	189 bps	to be assigned
863	109239590	1485825317	$ 190,000.00	95.00	0	37	ARM	189 bps	to be assigned
864	109242461	299773	$ 33,946.80	85.00	0	30	ARM	189 bps	to be assigned
865	109242545	312996	$ 37,355.90	85.00	0	30	Fixed	129 bps	to be assigned
866	109242644	313549	$ 42,436.07	85.00	0	30	Fixed	129 bps	to be assigned
867	109242651	318945	$ 42,479.95	85.00	0	30	ARM	189 bps	to be assigned
868	109242701	313352	$ 44,058.31	85.00	0	30	Fixed	129 bps	to be assigned
869	109242776	311678	$ 44,979.48	85.00	0	30	ARM	189 bps	to be assigned
870	109242818	289399	$ 46,665.23	85.00	0	30	ARM	189 bps	to be assigned
871	109242826	317789	$ 46,673.87	85.00	0	30	ARM	189 bps	to be assigned
872	109242958	296233	$ 50,892.27	85.00	0	30	ARM	189 bps	to be assigned
873	109243006	320091	$ 51,792.53	85.00	0	30	ARM	189 bps	to be assigned
874	109243030	319620	$ 52,434.83	84.68	0	30	Fixed	129 bps	to be assigned
875	109243097	315477	$ 53,935.01	80.96	0	26	Fixed	129 bps	to be assigned
876	109243121	321689	$ 54,289.04	90.00	0	34	ARM	189 bps	to be assigned
877	109243162	313678	$ 55,161.80	85.00	0	30	ARM	189 bps	to be assigned
878	109243170	308596	$ 55,171.75	85.00	0	30	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

879	109243329	320151	$ 58,417.97	90.00	0	34	ARM	189 bps	to be assigned
880	109243345	291264	$ 59,329.75	90.00	0	34	ARM	189 bps	to be assigned
881	109243386	318767	$ 59,892.27	82.19	0	27	ARM	189 bps	to be assigned
882	109243428	309189	$ 61,425.06	87.86	0	32	Fixed	129 bps	to be assigned
883	109243477	299101	$ 62,487.56	90.00	0	34	ARM	189 bps	to be assigned
884	109243493	310350	$ 62,839.16	90.00	0	34	Fixed	129 bps	to be assigned
885	109243527	325270	$ 62,928.73	90.00	0	34	ARM	189 bps	to be assigned
886	109243576	303713	$ 64,447.13	83.14	0	28	Fixed	129 bps	to be assigned
887	109243634	309074	$ 65,646.61	83.29	0	28	Fixed	129 bps	to be assigned
888	109243642	315732	$ 66,917.69	83.75	0	29	Fixed	129 bps	to be assigned
889	109243733	278336	$ 68,300.16	90.00	0	34	ARM	189 bps	to be assigned
890	109243899	318488	$ 70,447.03	85.00	0	30	ARM	189 bps	to be assigned
891	109243907	318071	$ 70,893.21	88.75	0	33	ARM	189 bps	to be assigned
892	109243923	298586	$ 71,308.62	85.00	0	30	ARM	189 bps	to be assigned
893	109243949	302781	$ 71,866.55	90.00	0	34	ARM	189 bps	to be assigned
894	109243980	287188	$ 72,337.74	90.00	0	34	ARM	189 bps	to be assigned
895	109244038	304313	$ 74,136.96	82.67	0	28	Fixed	129 bps	to be assigned
896	109244111	323008	$ 75,963.97	85.00	0	30	Fixed	129 bps	to be assigned
897	109244129	318772	$ 76,093.15	86.59	0	31	ARM	189 bps	to be assigned
898	109244137	324683	$ 76,306.78	85.00	0	30	ARM	189 bps	to be assigned
899	109244160	326352	$ 76,448.36	90.00	0	34	ARM	189 bps	to be assigned
900	109244178	317059	$ 76,388.35	85.00	0	30	ARM	189 bps	to be assigned
901	109244244	316449	$ 79,080.89	90.00	0	34	ARM	189 bps	to be assigned
902	109244327	319866	$ 80,793.26	89.99	0	34	ARM	189 bps	to be assigned
903	109244376	298104	$ 82,384.33	86.84	0	31	ARM	189 bps	to be assigned
904	109244392	317145	$ 82,676.72	90.00	0	34	ARM	189 bps	to be assigned
905	109244418	320904	$ 84,513.33	90.00	0	34	ARM	189 bps	to be assigned
906	109244426	317244	$ 84,883.20	89.47	0	33	Fixed	129 bps	to be assigned
907	109244459	314573	$ 85,774.30	89.58	0	34	Fixed	129 bps	to be assigned
908	109244541	318817	$ 87,191.64	90.00	0	34	ARM	189 bps	to be assigned
909	109244590	322070	$ 88,640.14	90.00	0	34	ARM	189 bps	to be assigned
910	109244608	317901	$ 88,871.41	91.75	0	35	ARM	189 bps	to be assigned
911	109244699	313605	$ 93,362.17	85.00	0	30	ARM	189 bps	to be assigned
912	109244715	308222	$ 93,446.09	90.00	0	34	ARM	189 bps	to be assigned
913	109244731	324043	$ 94,147.97	84.95	0	30	ARM	189 bps	to be assigned
914	109244830	313537	$ 96,147.78	90.00	0	34	ARM	189 bps	to be assigned
915	109244954	313018	$ 99,281.98	85.00	0	30	Fixed	129 bps	to be assigned
916	109245092	321347	$ 101,529.47	90.00	0	34	ARM	189 bps	to be assigned
917	109245142	278387	$ 103,357.79	90.00	0	34	Fixed	129 bps	to be assigned
918	109245175	319981	$ 104,315.26	90.00	0	34	ARM	189 bps	to be assigned
919	109245225	291741	$ 104,912.21	86.07	0	31	ARM	189 bps	to be assigned
920	109245316	298978	$ 106,706.18	84.84	0	30	ARM	189 bps	to be assigned
921	109245381	327397	$ 107,819.19	90.00	0	34	ARM	189 bps	to be assigned
922	109245571	324741	$ 112,307.62	90.00	0	34	ARM	189 bps	to be assigned
923	109245589	325173	$ 112,385.32	90.00	0	34	ARM	189 bps	to be assigned
924	109245639	311368	$ 114,096.76	90.00	0	34	ARM	189 bps	to be assigned
925	109245662	308243	$ 114,586.56	85.00	0	30	ARM	189 bps	to be assigned
926	109245704	314887	$ 115,935.57	90.00	0	34	ARM	189 bps	to be assigned
927	109245712	321038	$ 116,799.67	90.00	0	34	ARM	189 bps	to be assigned
928	109245852	293598	$ 121,200.93	90.00	0	34	ARM	189 bps	to be assigned
929	109245878	306390	$ 121,660.84	84.72	0	30	ARM	189 bps	to be assigned
930	109245902	311899	$ 122,818.17	89.13	0	33	Fixed	129 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

931	109245910	325276	$ 123,083.41	85.00	0	30	Fixed	129 bps	to be assigned
932	109245928	316785	$ 123,048.12	85.00	0	30	ARM	189 bps	to be assigned
933	109245951	324008	$ 123,800.11	89.86	0	34	ARM	189 bps	to be assigned
934	109246009	321590	$ 125,592.14	85.00	0	30	ARM	189 bps	to be assigned
935	109246041	318605	$ 127,315.76	85.00	0	30	ARM	189 bps	to be assigned
936	109246132	317642	$ 130,255.37	90.00	0	34	Fixed	129 bps	to be assigned
937	109246264	315453	$ 136,279.70	94.48	0	37	Fixed	129 bps	to be assigned
938	109246280	313661	$ 139,766.44	87.20	0	32	ARM	189 bps	to be assigned
939	109246322	318286	$ 141,732.22	85.00	0	30	ARM	189 bps	to be assigned
940	109246330	308686	$ 142,591.58	85.00	0	30	ARM	189 bps	to be assigned
941	109246355	319144	$ 143,770.14	83.72	0	29	ARM	189 bps	to be assigned
942	109246371	322485	$ 143,784.75	90.00	0	34	ARM	189 bps	to be assigned
943	109246413	326505	$ 147,345.11	90.00	0	34	ARM	189 bps	to be assigned
944	109246488	317546	$ 150,234.99	84.08	0	29	ARM	189 bps	to be assigned
945	109246512	311860	$ 151,884.67	85.00	0	30	ARM	189 bps	to be assigned
946	109246520	316199	$ 152,745.94	90.00	0	34	ARM	189 bps	to be assigned
947	109246561	243738	$ 153,559.80	90.00	0	34	ARM	189 bps	to be assigned
948	109246587	310518	$ 155,496.63	90.00	0	34	ARM	189 bps	to be assigned
949	109246611	312342	$ 156,749.68	80.46	0	26	ARM	189 bps	to be assigned
950	109246660	321092	$ 157,281.39	90.00	0	34	ARM	189 bps	to be assigned
951	109246678	310373	$ 157,829.64	85.00	0	30	ARM	189 bps	to be assigned
952	109246819	312738	$ 165,367.83	90.00	0	34	Fixed	129 bps	to be assigned
953	109246868	301198	$ 168,061.65	90.00	0	34	Fixed	129 bps	to be assigned
954	109246918	311922	$ 169,866.06	85.00	0	30	ARM	189 bps	to be assigned
955	109246926	308993	$ 169,800.47	90.00	0	34	ARM	189 bps	to be assigned
956	109246942	309298	$ 170,468.33	88.00	0	32	ARM	189 bps	to be assigned
957	109246975	303734	$ 172,456.55	90.00	0	34	Fixed	129 bps	to be assigned
958	109247122	312207	$ 185,337.13	87.91	0	32	ARM	189 bps	to be assigned
959	109247163	324228	$ 186,865.33	89.90	0	34	ARM	189 bps	to be assigned
960	109247254	325077	$ 193,330.10	90.00	0	34	ARM	189 bps	to be assigned
961	109247288	324023	$ 199,613.22	85.00	0	30	Fixed	129 bps	to be assigned
962	109247320	318807	$ 200,870.82	90.00	0	34	ARM	189 bps	to be assigned
963	109247353	318625	$ 203,661.26	89.87	0	34	ARM	189 bps	to be assigned
964	109247361	320307	$ 203,853.09	85.00	0	30	ARM	189 bps	to be assigned
965	109247429	313453	$ 211,193.01	85.00	0	30	ARM	189 bps	to be assigned
966	109247460	298631	$ 216,382.96	85.00	0	30	ARM	189 bps	to be assigned
967	109247478	326011	$ 218,565.32	89.29	0	33	ARM	189 bps	to be assigned
968	109247692	272587	$ 249,190.44	83.58	0	29	ARM	189 bps	to be assigned
969	109247775	316220	$ 275,693.32	85.00	0	30	ARM	189 bps	to be assigned
970	109247817	322453	$ 314,530.98	90.00	0	34	Fixed	129 bps	to be assigned
971	109247866	317473	$ 339,429.87	85.00	0	30	ARM	189 bps	to be assigned
972	109247874	312638	$ 347,909.84	85.00	0	30	ARM	189 bps	to be assigned
973	109247924	307748	$ 350,673.33	90.00	0	34	ARM	189 bps	to be assigned
974	109247932	304478	$ 395,398.49	90.00	0	34	ARM	189 bps	to be assigned
975	109247965	321623	$ 322,461.89	90.00	0	34	Fixed	129 bps	to be assigned
976	109248161	263432	$ 58,666.26	90.00	30	4	Fixed	129 bps	to be assigned
977	109248278	267413	$ 134,727.15	95.00	30	7	Fixed	129 bps	to be assigned
978	109248302	268999	$ 114,281.93	90.00	30	4	Fixed	129 bps	to be assigned
979	109248369	271865	$ 147,159.16	90.00	30	4	Fixed	129 bps	to be assigned
980	109248468	274731	$ 101,641.53	87.29	30	2	Fixed	129 bps	to be assigned
981	109248682	281563	$ 148,518.92	86.67	30	1	Fixed	129 bps	to be assigned
982	109248872	288545	$ 89,602.42	95.00	30	7	Fixed	129 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

983	109249177	306430	$ 111,565.49	87.91	30	2	Fixed	129 bps	to be assigned
984	109249383	327889	$ 227,495.20	90.00	30	4	Fixed	129 bps	to be assigned
985	109249425	336723	$ 238,545.50	89.33	30	3	Fixed	129 bps	to be assigned
986	109249516	343390	$ 81,383.70	90.00	30	4	Fixed	129 bps	to be assigned
987	109249953	746146	$ 169,703.22	81.00	22	4	Fixed	129 bps	to be assigned
988	109250134	763300	$ 265,493.87	90.00	30	4	Fixed	129 bps	to be assigned
989	109250282	778684	$ 42,662.36	95.00	30	7	Fixed	129 bps	to be assigned
990	109250381	786035	$ 154,606.89	95.00	30	7	Fixed	129 bps	to be assigned
991	109250472	847875	$ 75,769.28	90.00	30	4	Fixed	129 bps	to be assigned
992	109251017	993333	$ 217,105.23	85.00	22	8	Fixed	129 bps	to be assigned
993	109251082	1835818	$ 34,771.37	90.00	30	4	Fixed	129 bps	to be assigned
994	109251116	2339117	$ 80,225.69	95.00	30	7	Fixed	129 bps	to be assigned
995	109251181	2558708	$ 117,975.93	95.00	30	7	Fixed	129 bps	to be assigned
996	109251355	8042681	$ 66,105.80	95.00	30	7	Fixed	129 bps	to be assigned
997	109251603	9979193	$ 183,719.64	95.00	30	7	Fixed	129 bps	to be assigned
998	109251629	9987488	$ 78,480.44	90.00	30	4	Fixed	129 bps	to be assigned
999	109251678	122386303	$ 128,661.40	95.00	30	7	Fixed	129 bps	to be assigned
1000	109252080	122756372	$ 224,929.86	95.00	30	7	Fixed	129 bps	to be assigned
1001	109252171	122835168	$ 96,678.16	90.00	30	4	Fixed	129 bps	to be assigned
1002	109252197	122846488	$ 46,492.74	90.00	30	4	Fixed	129 bps	to be assigned
1003	109252239	122871635	$ 117,976.68	95.00	30	7	Fixed	129 bps	to be assigned
1004	109252304	122915028	$ 99,095.12	95.00	30	7	Fixed	129 bps	to be assigned
1005	109252403	122999246	$ 147,480.19	90.00	30	4	Fixed	129 bps	to be assigned
1006	109252460	123037657	$ 148,165.49	90.00	30	4	Fixed	129 bps	to be assigned
1007	109252486	123039877	$ 65,208.48	84.34	22	7	Fixed	129 bps	to be assigned
1008	109252536	123088809	$ 56,508.99	95.00	30	7	Fixed	129 bps	to be assigned
1009	109253278	123377087	$ 74,329.96	95.00	30	7	Fixed	129 bps	to be assigned
1010	109253443	123427403	$ 297,476.13	95.00	30	7	Fixed	129 bps	to be assigned
1011	109253468	123438434	$ 66,161.85	90.00	30	4	Fixed	129 bps	to be assigned
1012	109253518	123477499	$ 360,380.66	90.00	30	4	Fixed	129 bps	to be assigned
1013	109253575	123510968	$ 143,099.26	90.00	30	4	Fixed	129 bps	to be assigned
1014	109253591	123527772	$ 193,949.48	90.00	30	4	Fixed	129 bps	to be assigned
1015	109253955	123744013	$ 169,903.08	90.00	30	4	Fixed	129 bps	to be assigned
1016	109253989	123755217	$ 83,087.04	90.00	30	4	Fixed	129 bps	to be assigned
1017	109254276	123907685	$ 174,089.25	95.00	30	7	Fixed	129 bps	to be assigned
1018	109255067	124698267	$ 206,047.18	89.99	30	4	Fixed	129 bps	to be assigned
1019	109255208	124787367	$ 76,984.71	85.00	22	8	Fixed	129 bps	to be assigned
1020	109255232	124804816	$ 82,413.16	94.91	30	7	Fixed	129 bps	to be assigned
1021	109255562	124962895	$ 127,659.66	90.00	30	4	Fixed	129 bps	to be assigned
1022	109255596	124978966	$ 47,265.97	95.00	30	7	Fixed	129 bps	to be assigned
1023	109255646	125004077	$ 156,851.61	90.00	30	4	Fixed	129 bps	to be assigned
1024	109255729	125029397	$ 170,125.36	89.99	30	4	Fixed	129 bps	to be assigned
1025	109256255	125269985	$ 162,989.18	95.00	30	7	Fixed	129 bps	to be assigned
1026	109256297	125276261	$ 67,219.65	90.00	30	4	Fixed	129 bps	to be assigned
1027	109256339	125288134	$ 376,486.80	85.00	22	8	Fixed	129 bps	to be assigned
1028	109256354	125293357	$ 88,810.17	90.00	30	4	Fixed	129 bps	to be assigned
1029	109256412	125301044	$ 138,596.71	90.00	30	4	Fixed	129 bps	to be assigned
1030	109256420	125302976	$ 121,286.26	94.94	30	7	Fixed	129 bps	to be assigned
1031	109256479	125313148	$ 217,544.63	95.00	30	7	Fixed	129 bps	to be assigned
1032	109256503	125331496	$ 145,708.09	95.00	30	7	Fixed	129 bps	to be assigned
1033	109256578	125354894	$ 264,032.13	95.00	30	7	Fixed	129 bps	to be assigned
1034	109256784	125443804	$ 70,898.54	95.00	30	7	Fixed	129 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1035	109256867	125486696	$ 122,317.77	90.00	30	4	Fixed	129 bps	to be assigned
1036	109256982	125517326	$ 84,628.32	85.00	22	8	Fixed	129 bps	to be assigned
1037	109257030	125528844	$ 73,609.64	85.00	22	8	Fixed	129 bps	to be assigned
1038	109257444	125650168	$ 35,881.30	95.00	30	7	Fixed	129 bps	to be assigned
1039	109257899	125782276	$ 273,171.35	90.00	30	4	Fixed	129 bps	to be assigned
1040	109258186	125873935	$ 98,513.58	90.00	30	4	Fixed	129 bps	to be assigned
1041	109258293	125922252	$ 90,877.88	95.00	30	7	Fixed	129 bps	to be assigned
1042	109258467	125988162	$ 257,468.60	95.00	30	7	Fixed	129 bps	to be assigned
1043	109258657	126085059	$ 141,052.33	95.00	30	7	Fixed	129 bps	to be assigned
1044	109258780	126133362	$ 312,739.36	90.00	30	4	Fixed	129 bps	to be assigned
1045	109258855	126178573	$ 161,878.86	90.00	30	4	Fixed	129 bps	to be assigned
1046	109259085	126325463	$ 207,340.37	83.20	22	6	Fixed	129 bps	to be assigned
1047	109259374	126518646	$ 181,385.87	89.66	30	4	Fixed	129 bps	to be assigned
1048	109259556	126651017	$ 55,725.34	95.00	30	7	Fixed	129 bps	to be assigned
1049	109259820	126797539	$ 77,694.91	95.00	30	7	Fixed	129 bps	to be assigned
1050	109259952	126896778	$ 172,281.31	85.00	22	8	Fixed	129 bps	to be assigned
1051	109260075	126984798	$ 135,018.63	95.00	30	7	Fixed	129 bps	to be assigned
1052	109260158	127021426	$ 82,882.34	95.00	30	7	Fixed	129 bps	to be assigned
1053	109260554	127282614	$ 112,148.46	90.00	30	4	Fixed	129 bps	to be assigned
1054	109260570	127287423	$ 90,211.91	90.00	30	4	Fixed	129 bps	to be assigned
1055	109260901	127472181	$ 370,670.58	88.45	30	3	Fixed	129 bps	to be assigned
1056	109261271	127682714	$ 150,890.96	90.00	30	4	Fixed	129 bps	to be assigned
1057	109261438	127767333	$ 221,712.37	90.00	30	4	Fixed	129 bps	to be assigned
1058	109261586	127846913	$ 20,148.88	90.00	30	4	Fixed	129 bps	to be assigned
1059	109261768	127973972	$ 233,381.44	90.00	30	4	Fixed	129 bps	to be assigned
1060	109261842	128009685	$ 63,755.09	90.00	30	4	Fixed	129 bps	to be assigned
1061	109262113	128137437	$ 96,081.63	90.00	30	4	Fixed	129 bps	to be assigned
1062	109262410	128350881	$ 277,614.22	95.00	30	7	Fixed	129 bps	to be assigned
1063	109262782	128547155	$ 154,580.75	95.00	30	7	Fixed	129 bps	to be assigned
1064	109262915	128624012	$ 123,966.78	90.00	30	4	Fixed	129 bps	to be assigned
1065	109264762	129692315	$ 106,952.94	90.00	30	4	Fixed	129 bps	to be assigned
1066	109264770	129211959	$ 106,273.91	95.00	30	7	Fixed	129 bps	to be assigned
1067	109264838	ANA000025	$ 166,002.45	95.00	0	37	ARM	189 bps	to be assigned
1068	109264887	ANA000083	$ 177,315.26	90.63	0	34	ARM	189 bps	to be assigned
1069	109264986	ANA000173	$ 269,533.75	88.52	0	33	Fixed	129 bps	to be assigned
1070	109265223	ANA10293SIL	$ 215,512.35	85.00	0	30	ARM	189 bps	to be assigned
1071	109265264	ANA10306JON	$ 179,664.05	87.80	0	32	ARM	189 bps	to be assigned
1072	109265272	ANA10308REI	$ 331,318.08	90.00	0	34	ARM	189 bps	to be assigned
1073	109265462	ANA10461BUL	$ 197,507.54	90.00	0	34	Fixed	129 bps	to be assigned
1074	109265488	ANA10468FIS	$ 255,574.93	89.82	0	34	ARM	189 bps	to be assigned
1075	109265587	ANA10519KRZ	$ 299,456.11	89.29	0	33	ARM	189 bps	to be assigned
1076	109265637	ANA10557ELL	$ 220,705.44	84.67	0	30	ARM	189 bps	to be assigned
1077	109265686	ANA10590SEL	$ 88,217.13	95.00	0	37	Fixed	129 bps	to be assigned
1078	109265801	ANA10632DEL	$ 214,728.56	90.00	0	34	ARM	189 bps	to be assigned
1079	109265827	ANA10640SER	$ 160,327.16	95.00	0	37	ARM	189 bps	to be assigned
1080	109265900	ANA10660AGU	$ 278,554.64	90.00	0	34	ARM	189 bps	to be assigned
1081	109265942	ANA10686ASH	$ 106,225.05	95.00	0	37	ARM	189 bps	to be assigned
1082	109265967	ANA10701ROS	$ 169,799.58	85.00	0	30	ARM	189 bps	to be assigned
1083	109265991	ANA10708SAN	$ 231,892.33	95.00	0	37	ARM	189 bps	to be assigned
1084	109266007	ANA10710LOP	$ 141,766.52	94.67	0	37	ARM	189 bps	to be assigned
1085	109266080	ANA7824GREE	$ 170,737.65	95.00	0	37	ARM	189 bps	to be assigned
1086	109266106	ANA8637VICE	$ 227,624.39	95.00	0	37	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1087	109266130	ANA9396VARG	$ 315,424.91	90.00	0	34	ARM	189 bps	to be assigned
1088	109266239	ANA9776MUNI	$ 282,520.77	94.33	0	37	ARM	189 bps	to be assigned
1089	109266247	ANA9819NUMA	$ 379,926.99	90.00	0	34	ARM	189 bps	to be assigned
1090	109266254	ANA9857MERC	$ 179,580.36	90.00	0	34	ARM	189 bps	to be assigned
1091	109266288	ANA9969ALEM	$ 180,200.29	95.00	0	37	ARM	189 bps	to be assigned
1092	109266361	BAL000032	$ 121,294.26	90.00	0	34	ARM	189 bps	to be assigned
1093	109266387	BAL000035	$ 232,410.31	95.00	0	37	ARM	189 bps	to be assigned
1094	109266403	BAL000043	$ 57,540.03	90.00	0	34	ARM	189 bps	to be assigned
1095	109266411	BAL000044	$ 138,311.60	92.33	0	36	Fixed	129 bps	to be assigned
1096	109266445	BAL000059	$ 73,887.71	85.00	0	30	Fixed	129 bps	to be assigned
1097	109266452	BAL000083	$ 116,799.91	90.00	0	34	ARM	189 bps	to be assigned
1098	109266528	BAL4907OLAD	$ 140,953.92	90.00	0	34	Fixed	129 bps	to be assigned
1099	109266536	BAL4994RUSS	$ 95,718.25	85.00	0	30	ARM	189 bps	to be assigned
1100	109266627	BAL5143PARL	$ 84,886.70	85.00	0	30	ARM	189 bps	to be assigned
1101	109266726	BAL5195PARE	$ 44,959.51	90.00	0	34	ARM	189 bps	to be assigned
1102	109266742	BAL5206PIPA	$ 146,595.25	84.97	0	30	ARM	189 bps	to be assigned
1103	109266908	BAL5259JENK	$ 73,294.39	90.00	0	34	Fixed	129 bps	to be assigned
1104	109266924	BAL5269HERB	$ 233,479.48	85.00	0	30	ARM	189 bps	to be assigned
1105	109267062	BOS3419MARC	$ 314,600.96	87.74	0	32	ARM	189 bps	to be assigned
1106	109267161	CBS2255LYON	$ 74,787.45	83.33	0	28	ARM	189 bps	to be assigned
1107	109267245	CHI000022	$ 123,121.83	90.00	0	34	ARM	189 bps	to be assigned
1108	109267260	CHI000031	$ 233,729.76	90.00	0	34	ARM	189 bps	to be assigned
1109	109267427	CHI19875HIL	$ 303,339.01	95.00	0	37	ARM	189 bps	to be assigned
1110	109267484	CHI19960EDW	$ 31,416.21	85.00	0	30	ARM	189 bps	to be assigned
1111	109267500	CHI19966KOH	$ 242,747.05	90.00	0	34	ARM	189 bps	to be assigned
1112	109267583	CHI19992KLI	$ 310,794.32	95.00	0	37	ARM	189 bps	to be assigned
1113	109267591	CHI19993SPA	$ 332,652.67	90.00	0	34	ARM	189 bps	to be assigned
1114	109267609	CHI20002TOM	$ 152,657.22	90.00	0	34	ARM	189 bps	to be assigned
1115	109267716	CHI20049WOL	$ 300,835.43	94.90	0	37	ARM	189 bps	to be assigned
1116	109267765	CHI20075MAT	$ 212,202.07	85.00	0	30	ARM	189 bps	to be assigned
1117	109267799	CHI20084SAL	$ 106,104.74	84.33	0	29	ARM	189 bps	to be assigned
1118	109267849	CHI20097MED	$ 271,662.42	89.77	0	34	ARM	189 bps	to be assigned
1119	109267948	CORHAR0133RAFT	$ 116,870.34	90.00	0	34	ARM	189 bps	to be assigned
1120	109268029	CORLGH0570SPIN	$ 133,670.22	95.00	0	37	ARM	189 bps	to be assigned
1121	109268078	CORLGH0603REYE	$ 220,034.78	90.00	0	34	ARM	189 bps	to be assigned
1122	109268193	CORLGH0636HOWA	$ 232,420.40	95.00	0	37	ARM	189 bps	to be assigned
1123	109268292	CORSLC0080MARC	$ 53,021.61	85.00	0	30	ARM	189 bps	to be assigned
1124	109268334	COS000036	$ 221,933.77	90.00	0	34	ARM	189 bps	to be assigned
1125	109268367	COS000084	$ 144,184.99	95.00	0	37	ARM	189 bps	to be assigned
1126	109268409	COS000120	$ 346,456.96	83.61	0	29	ARM	189 bps	to be assigned
1127	109268508	COS000191	$ 242,588.51	90.00	0	34	ARM	189 bps	to be assigned
1128	109268524	COS000242	$ 280,537.07	89.78	0	34	ARM	189 bps	to be assigned
1129	109268581	COS11710DEG	$ 260,285.28	82.86	0	28	ARM	189 bps	to be assigned
1130	109268656	COS12004DUT	$ 92,328.95	88.10	0	32	ARM	189 bps	to be assigned
1131	109268680	COS12058ROB	$ 194,516.70	88.64	0	33	ARM	189 bps	to be assigned
1132	109268763	COS12234MOR	$ 167,959.78	95.00	0	37	ARM	189 bps	to be assigned
1133	109268870	COS12309PER	$ 265,335.55	95.00	0	37	ARM	189 bps	to be assigned
1134	109269027	COS12428EVA	$ 103,203.83	90.00	0	34	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of	Amount of	Amount of				MGIC
	Aloan	Loan	Insurable	Primary	MGIC	Loan		Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1135	109269209	COS12519MAS	$ 241,954.91	85.00	0	30	ARM	189 bps	to be assigned
1136	109269324	COS12571SCH	$ 250,655.13	89.64	0	34	ARM	189 bps	to be assigned
1137	109269381	COS12594BRI	$ 165,945.65	95.00	0	37	ARM	189 bps	to be assigned
1138	109269654	COV000020	$ 91,496.82	90.00	0	34	Fixed	129 bps	to be assigned
1139	109269712	COV000045	$ 224,886.87	85.00	0	30	ARM	189 bps	to be assigned
1140	109269787	COV000065	$ 155,249.32	88.35	0	33	ARM	189 bps	to be assigned
1141	109269928	COV7058SORE	$ 391,612.03	95.00	0	37	ARM	189 bps	to be assigned
1142	109269936	COV8050TILL	$ 213,524.60	89.81	0	34	Fixed	129 bps	to be assigned
1143	109270017	COV8169HOLD	$ 288,975.07	95.00	0	37	ARM	189 bps	to be assigned
1144	109270033	COV8188HOMA	$ 186,726.48	85.00	0	30	ARM	189 bps	to be assigned
1145	109270116	COV8265SWAN	$ 177,508.23	90.00	0	34	ARM	189 bps	to be assigned
1146	109270124	COV8270JENN	$ 186,494.32	85.00	0	30	ARM	189 bps	to be assigned
1147	109270199	COV8318WILL	$ 207,556.73	100.00	0	40	ARM	189 bps	to be assigned
1148	109270330	COV8392OJED	$ 250,491.90	95.00	0	37	Fixed	129 bps	to be assigned
1149	109270363	COV8397SIMS	$ 284,530.49	82.61	0	28	Fixed	129 bps	to be assigned
1150	109270389	COV8407ARNO	$ 100,512.04	95.00	0	37	ARM	189 bps	to be assigned
1151	109270397	COV8410BURM	$ 265,540.65	95.00	0	37	ARM	189 bps	to be assigned
1152	109270447	COV8423RULL	$ 152,822.62	84.95	0	30	ARM	189 bps	to be assigned
1153	109270470	COV8439PANA	$ 98,851.10	90.00	0	34	ARM	189 bps	to be assigned
1154	109270553	COV8467MELE	$ 161,195.66	82.82	0	28	ARM	189 bps	to be assigned
1155	109270587	DAL000021	$ 100,195.62	85.00	0	30	ARM	189 bps	to be assigned
1156	109270611	DAL2532OWEN	$ 165,265.63	87.11	0	32	Fixed	129 bps	to be assigned
1157	109270868	DAL3075PERE	$ 155,321.27	85.00	0	30	Fixed	129 bps	to be assigned
1158	109271007	DAY0105MCCA	$ 49,534.85	80.65	0	26	Fixed	129 bps	to be assigned
1159	109271072	DEN000020	$ 154,530.84	80.60	0	26	Fixed	129 bps	to be assigned
1160	109271122	DEN000069	$ 154,574.07	89.48	0	33	ARM	189 bps	to be assigned
1161	109271353	DEN5015CABA	$ 188,732.34	90.00	0	34	ARM	189 bps	to be assigned
1162	109271379	DEN5017DEVI	$ 135,755.62	80.95	0	26	Fixed	129 bps	to be assigned
1163	109271387	DEN5027DEAR	$ 122,348.10	95.00	0	37	ARM	189 bps	to be assigned
1164	109271452	DEN5090WILL	$ 235,904.97	83.00	0	28	ARM	189 bps	to be assigned
1165	109271569	DEN5150HICK	$ 171,649.11	90.00	0	34	Fixed	129 bps	to be assigned
1166	109271577	DEN5151HARR	$ 193,249.83	90.00	0	34	ARM	189 bps	to be assigned
1167	109271601	DET000018	$ 168,115.07	90.00	0	34	ARM	189 bps	to be assigned
1168	109271726	DET000123	$ 164,514.77	89.56	0	34	ARM	189 bps	to be assigned
1169	109271759	DET10005DAV	$ 314,428.92	90.00	0	34	ARM	189 bps	to be assigned
1170	109272005	DET10381BUL	$ 107,758.01	90.00	0	34	Fixed	129 bps	to be assigned
1171	109272054	DET10405CHA	$ 139,150.26	85.00	0	30	ARM	189 bps	to be assigned
1172	109272096	DET10415MIL	$ 78,651.10	95.00	0	37	ARM	189 bps	to be assigned
1173	109272120	DET10430ROS	$ 89,360.65	83.62	0	29	ARM	189 bps	to be assigned
1174	109272195	DET10462BEL	$ 49,186.47	90.00	0	34	Fixed	129 bps	to be assigned
1175	109272286	DET10520DJE	$ 290,288.31	85.00	0	30	ARM	189 bps	to be assigned
1176	109272328	DET10534KNO	$ 54,811.49	90.00	0	34	ARM	189 bps	to be assigned
1177	109272583	ENC1543WILL	$ 319,281.63	89.39	0	33	ARM	189 bps	to be assigned
1178	109272641	ENC1688NAGT	$ 296,511.68	100.00	0	40	ARM	189 bps	to be assigned
1179	109272658	ENC1700RAMI	$ 268,587.99	90.00	0	34	ARM	189 bps	to be assigned
1180	109272716	ENC1768MURG	$ 238,015.71	96.13	0	38	ARM	189 bps	to be assigned
1181	109272989	ENC1888GARC	$ 215,661.30	90.00	0	34	ARM	189 bps	to be assigned
1182	109273029	ENC1904GOME	$ 264,518.95	88.33	0	33	ARM	189 bps	to be assigned
1183	109273037	ENC1908GALL	$ 217,448.88	90.00	0	34	ARM	189 bps	to be assigned
1184	109273045	ENC1914MEJI	$ 279,893.17	85.00	0	30	ARM	189 bps	to be assigned
1185	109273086	ENC1928PRIB	$ 192,578.83	85.00	0	30	ARM	189 bps	to be assigned
1186	109273243	FTL000064	$ 206,613.68	90.00	0	34	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1187	109273284	FTL000077	$ 184,112.71	90.00	0	34	ARM	189 bps	to be assigned
1188	109273334	FTL10098CHA	$ 59,904.22	83.33	0	28	ARM	189 bps	to be assigned
1189	109273342	FTL10460AGU	$ 59,693.01	95.00	0	37	ARM	189 bps	to be assigned
1190	109273383	FTL10565DER	$ 70,145.58	95.00	0	37	ARM	189 bps	to be assigned
1191	109273425	FTL10662FEN	$ 29,728.62	85.00	0	30	Fixed	129 bps	to be assigned
1192	109273441	FTL10681STA	$ 115,056.70	90.00	0	34	ARM	189 bps	to be assigned
1193	109273615	FTL10804GRE	$ 103,613.57	85.00	0	30	Fixed	129 bps	to be assigned
1194	109273664	FTL10821MIR	$ 109,528.50	85.00	0	30	Fixed	129 bps	to be assigned
1195	109273706	FTL10838REN	$ 96,777.25	95.00	0	37	ARM	189 bps	to be assigned
1196	109273722	FTL10840NOL	$ 65,624.11	90.00	0	34	ARM	189 bps	to be assigned
1197	109273847	FTL10870GAR	$ 183,343.97	90.00	0	34	ARM	189 bps	to be assigned
1198	109273888	FTL10884CAB	$ 219,854.16	90.00	0	34	ARM	189 bps	to be assigned
1199	109273912	FTL10890BAR	$ 124,933.24	90.00	0	34	ARM	189 bps	to be assigned
1200	109273938	FTL10892GRE	$ 85,423.86	90.00	0	34	ARM	189 bps	to be assigned
1201	109274001	FTL10916LEI	$ 101,026.76	85.00	0	30	ARM	189 bps	to be assigned
1202	109274019	FTL10917ROD	$ 86,278.87	90.00	0	34	ARM	189 bps	to be assigned
1203	109274118	GLE1051NOLA	$ 190,776.02	85.00	0	30	Fixed	129 bps	to be assigned
1204	109274126	GLE1068HERN	$ 74,714.88	85.00	0	30	ARM	189 bps	to be assigned
1205	109274142	GLE1087SOLI	$ 220,603.70	85.00	0	30	ARM	189 bps	to be assigned
1206	109274167	GLE1099MCMI	$ 213,415.49	95.00	0	37	ARM	189 bps	to be assigned
1207	109274670	HAW000131	$ 244,465.12	90.00	0	34	ARM	189 bps	to be assigned
1208	109274696	HAW8495DEMA	$ 98,771.55	85.00	0	30	ARM	189 bps	to be assigned
1209	109274704	HAW8772FREI	$ 254,728.11	85.00	0	30	ARM	189 bps	to be assigned
1210	109274746	HAW9024MAFI	$ 284,635.29	100.00	0	40	Fixed	129 bps	to be assigned
1211	109274761	HAW9131AGBA	$ 316,873.30	90.00	0	34	Fixed	129 bps	to be assigned
1212	109274837	HAW9302GUER	$ 274,075.89	95.00	0	37	ARM	189 bps	to be assigned
1213	109274860	HAW9350VOIN	$ 317,794.40	95.00	0	37	ARM	189 bps	to be assigned
1214	109274985	HAW9446LACO	$ 268,772.57	90.00	0	34	ARM	189 bps	to be assigned
1215	109275032	HAW9466FERR	$ 168,657.52	100.00	0	40	Fixed	129 bps	to be assigned
1216	109275040	HAW9468YOUN	$ 82,394.87	95.00	0	37	Fixed	129 bps	to be assigned
1217	109275065	HAW9474BALD	$ 208,672.93	95.00	0	37	ARM	189 bps	to be assigned
1218	109275073	HAW9475HOHU	$ 169,669.51	90.00	0	34	ARM	189 bps	to be assigned
1219	109275271	HAW9560HURL	$ 220,080.47	90.00	0	34	ARM	189 bps	to be assigned
1220	109275297	HAW9572CURR	$ 428,546.02	90.00	0	34	ARM	189 bps	to be assigned
1221	109275396	HAW9604PLUN	$ 136,795.60	100.00	0	40	ARM	189 bps	to be assigned
1222	109275420	HOU000017	$ 95,986.24	85.00	0	30	Fixed	129 bps	to be assigned
1223	109275453	HOU000071	$ 166,366.80	90.00	0	34	ARM	189 bps	to be assigned
1224	109275479	HOU000166	$ 101,382.99	90.00	0	34	ARM	189 bps	to be assigned
1225	109275586	HOU3443CABA	$ 68,821.78	95.00	0	37	Fixed	129 bps	to be assigned
1226	109275867	HOU3775GRAN	$ 53,944.39	90.00	0	34	ARM	189 bps	to be assigned
1227	109275917	HOU3801PHAR	$ 47,951.59	81.36	0	27	Fixed	129 bps	to be assigned
1228	109275966	HOU3848OMOL	$ 33,132.01	90.00	0	34	ARM	189 bps	to be assigned
1229	109276006	HOU3881ROSA	$ 66,420.78	95.00	0	37	ARM	189 bps	to be assigned
1230	109276113	LAS000004	$ 205,502.00	95.00	0	37	ARM	189 bps	to be assigned
1231	109276121	LAS000019	$ 112,263.85	90.00	0	34	ARM	189 bps	to be assigned
1232	109276170	LAS000046	$ 152,243.23	97.13	0	39	ARM	189 bps	to be assigned
1233	109276204	LAS000074	$ 194,610.02	88.24	0	32	ARM	189 bps	to be assigned
1234	109276246	LAS2496ALLE	$ 183,315.23	85.00	0	30	ARM	189 bps	to be assigned
1235	109276253	LAS2533GLEN	$ 141,705.78	100.00	0	40	Fixed	129 bps	to be assigned
1236	109276279	LAS2562HANL	$ 117,898.18	85.00	0	30	ARM	189 bps	to be assigned
1237	109276378	LAS2679MALA	$ 94,326.43	90.00	0	34	ARM	189 bps	to be assigned
1238	109276451	LAS2745GRAY	$ 121,198.88	90.00	0	34	Fixed	129 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1239	109276501	LAS2773ESPI	$ 143,758.42	95.00	0	37	ARM	189 bps	to be assigned
1240	109276543	LAS2785BARI	$ 147,045.61	95.00	0	37	ARM	189 bps	to be assigned
1241	109276550	LAS2786ROSS	$ 128,476.12	90.00	0	34	Fixed	129 bps	to be assigned
1242	109276600	LGH000003	$ 275,791.29	85.00	0	30	ARM	189 bps	to be assigned
1243	109276634	LGH000019	$ 137,779.60	89.90	0	34	Fixed	129 bps	to be assigned
1244	109276709	LGH000098	$ 134,782.36	90.00	0	34	ARM	189 bps	to be assigned
1245	109276766	LGH000136	$ 176,508.73	85.00	0	30	ARM	189 bps	to be assigned
1246	109276824	LGH6968BAEZ	$ 215,644.15	90.00	0	34	Fixed	129 bps	to be assigned
1247	109276832	LGH6974ELIS	$ 215,496.42	90.00	0	34	ARM	189 bps	to be assigned
1248	109276881	LGH7028CACE	$ 241,955.44	95.00	0	37	ARM	189 bps	to be assigned
1249	109276980	LGH7088KHOJ	$ 303,674.70	90.00	0	34	ARM	189 bps	to be assigned
1250	109277004	LGH7093GONZ	$ 347,792.50	95.00	0	37	ARM	189 bps	to be assigned
1251	109277020	LGH7103HAAL	$ 301,114.16	90.00	0	34	ARM	189 bps	to be assigned
1252	109277178	LGH7192ESTE	$ 169,295.63	95.00	0	37	ARM	189 bps	to be assigned
1253	109277194	LGH7204TORR	$ 122,102.76	90.00	0	34	ARM	189 bps	to be assigned
1254	109277236	MEL000016	$ 159,566.78	85.00	0	30	ARM	189 bps	to be assigned
1255	109277285	MEL000031	$ 214,814.71	90.00	0	34	ARM	189 bps	to be assigned
1256	109277293	MEL000043	$ 317,726.74	95.00	0	37	ARM	189 bps	to be assigned
1257	109277327	MEL000061	$ 152,633.36	94.97	0	37	ARM	189 bps	to be assigned
1258	109277350	MEL000092	$ 285,520.43	82.90	0	28	ARM	189 bps	to be assigned
1259	109277434	MEL000165	$ 211,742.23	84.80	0	30	ARM	189 bps	to be assigned
1260	109277467	MEL000182	$ 270,695.32	85.00	0	30	ARM	189 bps	to be assigned
1261	109277723	MEL2438IVER	$ 189,791.64	95.00	0	37	Fixed	129 bps	to be assigned
1262	109277749	MEL2449WHYN	$ 296,591.92	90.00	0	34	ARM	189 bps	to be assigned
1263	109277848	MEL2491RAMP	$ 328,057.11	90.00	0	34	ARM	189 bps	to be assigned
1264	109277921	MEL2530BOSI	$ 182,049.73	90.00	0	34	Fixed	129 bps	to be assigned
1265	109277939	MEL2557PHEL	$ 339,551.39	85.00	0	30	ARM	189 bps	to be assigned
1266	109278085	MEL2613SPAD	$ 495,235.04	85.00	0	30	ARM	189 bps	to be assigned
1267	109278176	MEL2641BRAD	$ 251,605.63	90.00	0	34	ARM	189 bps	to be assigned
1268	109278291	MEL2684PIER	$ 318,948.27	90.00	0	34	ARM	189 bps	to be assigned
1269	109278507	MIL6734SHIE	$ 95,888.94	85.00	0	30	ARM	189 bps	to be assigned
1270	109278515	MIL6775MCMA	$ 165,854.66	95.00	0	37	ARM	189 bps	to be assigned
1271	109278549	MIL6826CHAV	$ 152,837.38	85.00	0	30	ARM	189 bps	to be assigned
1272	109278556	MIL6827HUEM	$ 158,770.27	83.68	0	29	ARM	189 bps	to be assigned
1273	109278564	MIL6854NEWB	$ 256,959.84	90.00	0	34	ARM	189 bps	to be assigned
1274	109278606	MIL6889COXX	$ 264,657.40	100.00	0	40	ARM	189 bps	to be assigned
1275	109278648	MIL6906SANC	$ 115,771.56	95.00	0	37	ARM	189 bps	to be assigned
1276	109278671	MIL6916WISM	$ 130,943.82	100.00	0	40	ARM	189 bps	to be assigned
1277	109278739	MIL6930KNAP	$ 125,855.47	86.90	0	31	ARM	189 bps	to be assigned
1278	109278788	MIL6958HAUP	$ 174,495.19	95.00	0	37	ARM	189 bps	to be assigned
1279	109278804	MIN000005	$ 211,650.75	83.14	0	28	ARM	189 bps	to be assigned
1280	109278838	MIN000022	$ 64,722.80	90.00	0	34	ARM	189 bps	to be assigned
1281	109278846	MIN000024	$ 138,303.85	84.97	0	30	ARM	189 bps	to be assigned
1282	109278879	MIN000077	$ 192,542.15	95.00	0	37	ARM	189 bps	to be assigned
1283	109278903	MIN3793LACE	$ 91,669.99	85.00	0	30	ARM	189 bps	to be assigned
1284	109279000	MIN3941WIER	$ 161,691.56	90.00	0	34	ARM	189 bps	to be assigned
1285	109279018	MIN3965SCHA	$ 129,007.62	95.00	0	37	ARM	189 bps	to be assigned
1286	109279026	MIN3970OLDS	$ 97,512.90	85.00	0	30	ARM	189 bps	to be assigned
1287	109279067	MIN4001COBB	$ 140,306.01	85.00	0	30	ARM	189 bps	to be assigned
1288	109279091	MIN4025SPEA	$ 184,177.42	90.00	0	34	ARM	189 bps	to be assigned
1289	109279133	MIN4065SCHW	$ 202,665.56	100.00	0	40	Fixed	129 bps	to be assigned
1290	109279190	NPB000007	$ 186,475.28	90.00	0	34	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1291	109279281	NPB000041	$ 164,428.67	90.00	0	34	Fixed	129 bps	to be assigned
1292	109279315	NPB000094	$ 134,784.50	90.00	0	34	Fixed	129 bps	to be assigned
1293	109279380	NPB0232DELU	$ 336,747.84	95.00	0	37	ARM	189 bps	to be assigned
1294	109279505	NPB0330SMIT	$ 212,122.83	85.00	0	30	ARM	189 bps	to be assigned
1295	109279570	NPB0344KANE	$ 261,525.01	92.09	0	35	ARM	189 bps	to be assigned
1296	109279612	NPB0360LEGG	$ 210,552.55	95.00	0	37	ARM	189 bps	to be assigned
1297	109279661	NPB0385CHAN	$ 349,488.17	88.61	0	33	ARM	189 bps	to be assigned
1298	109279760	NWJ000001	$ 77,244.78	85.00	0	30	ARM	189 bps	to be assigned
1299	109279794	NWJ000010	$ 357,279.00	95.00	0	37	ARM	189 bps	to be assigned
1300	109279802	NWJ000017	$ 165,973.95	95.00	0	37	ARM	189 bps	to be assigned
1301	109279919	NWJ000091	$ 168,339.45	95.00	0	37	ARM	189 bps	to be assigned
1302	109279943	NWJ1600IZZO	$ 157,714.82	81.00	0	26	Fixed	129 bps	to be assigned
1303	109280032	NWJ1788CURR	$ 301,032.83	90.00	0	34	ARM	189 bps	to be assigned
1304	109280065	NWJ1830HERR	$ 317,684.12	95.00	0	37	ARM	189 bps	to be assigned
1305	109280073	NWJ1845HOLD	$ 271,437.56	83.69	0	29	ARM	189 bps	to be assigned
1306	109280297	NWJ1936WYAT	$ 138,328.28	85.00	0	30	ARM	189 bps	to be assigned
1307	109280404	NWJ1970FORT	$ 83,217.75	95.00	0	37	ARM	189 bps	to be assigned
1308	109280412	NWJ1975RIEG	$ 186,187.28	82.89	0	28	Fixed	129 bps	to be assigned
1309	109280586	OAK000023	$ 146,053.07	90.00	0	34	ARM	189 bps	to be assigned
1310	109280818	OAK000150	$ 63,791.77	90.00	0	34	ARM	189 bps	to be assigned
1311	109280891	OAK2087IRWI	$ 84,284.74	84.50	0	29	ARM	189 bps	to be assigned
1312	109280925	OAK2265ZACC	$ 206,486.98	90.00	0	34	ARM	189 bps	to be assigned
1313	109280982	OAK2299CUNN	$ 179,641.32	95.00	0	37	ARM	189 bps	to be assigned
1314	109281063	OAK2350HAMM	$ 61,680.86	89.49	0	33	ARM	189 bps	to be assigned
1315	109281105	OAK2368JOYC	$ 165,989.22	95.00	0	37	ARM	189 bps	to be assigned
1316	109281113	OAK2369WILS	$ 119,538.49	90.00	0	34	ARM	189 bps	to be assigned
1317	109281170	OAK2403JACK	$ 62,861.64	90.00	0	34	ARM	189 bps	to be assigned
1318	109281279	OAK2443EAST	$ 62,031.19	90.00	0	34	ARM	189 bps	to be assigned
1319	109281287	OAK2446BARB	$ 265,152.53	90.00	0	34	ARM	189 bps	to be assigned
1320	109281311	OAK2453TRIN	$ 283,162.29	90.00	0	34	ARM	189 bps	to be assigned
1321	109281360	OAK2463PERE	$ 188,712.92	94.50	0	37	ARM	189 bps	to be assigned
1322	109281378	OAK2464CART	$ 339,534.25	85.00	0	30	ARM	189 bps	to be assigned
1323	109281402	OAK2472KOVA	$ 123,068.31	85.00	0	30	ARM	189 bps	to be assigned
1324	109281501	OAK2510WILL	$ 153,688.53	95.00	0	37	ARM	189 bps	to be assigned
1325	109281535	OAK2518RIOS	$ 56,947.15	95.00	0	37	ARM	189 bps	to be assigned
1326	109281576	PHI000021	$ 74,198.50	85.00	0	30	ARM	189 bps	to be assigned
1327	109281659	PHI000056	$ 67,405.35	90.00	0	34	Fixed	129 bps	to be assigned
1328	109281683	PHI2992HURT	$ 76,406.01	85.00	0	30	Fixed	129 bps	to be assigned
1329	109281816	PHI3077PODA	$ 63,669.24	85.00	0	30	ARM	189 bps	to be assigned
1330	109281873	PHI3112WORR	$ 55,698.87	90.00	0	34	ARM	189 bps	to be assigned
1331	109281881	PHX000011	$ 121,366.39	95.00	0	37	ARM	189 bps	to be assigned
1332	109281899	PHX000032	$ 142,864.25	90.00	0	34	ARM	189 bps	to be assigned
1333	109282038	PHX3771CERA	$ 104,308.72	95.00	0	37	ARM	189 bps	to be assigned
1334	109282137	PHX3857PEMB	$ 96,825.84	84.35	0	29	ARM	189 bps	to be assigned
1335	109282236	POR000020	$ 169,719.81	89.47	0	33	ARM	189 bps	to be assigned
1336	109282277	POR6991PREW	$ 363,535.09	84.97	0	30	Fixed	129 bps	to be assigned
1337	109282384	POR7465BURG	$ 143,754.68	89.99	0	34	Fixed	129 bps	to be assigned
1338	109282418	POR7481ROGE	$ 146,005.69	85.00	0	30	ARM	189 bps	to be assigned
1339	109282426	POR7492WILL	$ 143,784.17	89.99	0	34	ARM	189 bps	to be assigned
1340	109282434	POR7501COOP	$ 114,757.35	82.14	0	27	ARM	189 bps	to be assigned
1341	109282459	POR7516PREH	$ 101,810.78	85.00	0	30	Fixed	129 bps	to be assigned
1342	109282509	POR7537MATT	$ 134,722.48	88.82	0	33	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1343	109282533	PRO000009	$ 114,863.01	84.56	0	30	ARM	189 bps	to be assigned
1344	109282699	PRO2138CALD	$ 169,751.89	85.00	0	30	ARM	189 bps	to be assigned
1345	109282723	PRO2145HERX	$ 156,559.39	95.00	0	37	ARM	189 bps	to be assigned
1346	109282798	RIV000037	$ 161,803.02	92.57	0	36	Fixed	129 bps	to be assigned
1347	109282806	RIV000067	$ 165,460.97	85.00	0	30	ARM	189 bps	to be assigned
1348	109282814	RIV000107	$ 248,931.59	95.00	0	37	ARM	189 bps	to be assigned
1349	109282897	RIV0795JOHN	$ 293,764.37	95.00	0	37	ARM	189 bps	to be assigned
1350	109282905	RIV0799LISA	$ 116,842.14	83.57	0	29	ARM	189 bps	to be assigned
1351	109282954	RIV0872MART	$ 139,237.13	90.00	0	34	ARM	189 bps	to be assigned
1352	109282962	RIV0898AMES	$ 122,797.37	84.83	0	30	ARM	189 bps	to be assigned
1353	109282988	RIV0923CLEM	$ 199,187.78	95.00	0	37	ARM	189 bps	to be assigned
1354	109283002	RIV0966WILS	$ 217,018.02	85.00	0	30	ARM	189 bps	to be assigned
1355	109283069	RIV1015MALI	$ 166,266.56	90.00	0	34	Fixed	129 bps	to be assigned
1356	109283085	RIV1022NAEG	$ 184,214.12	90.00	0	34	ARM	189 bps	to be assigned
1357	109283382	SDO000059	$ 153,201.07	95.00	0	37	ARM	189 bps	to be assigned
1358	109283390	SDO000063	$ 214,645.81	89.96	0	34	Fixed	129 bps	to be assigned
1359	109283424	SDO000078	$ 238,067.24	90.00	0	34	ARM	189 bps	to be assigned
1360	109283473	SDO000124	$ 101,872.10	85.00	0	30	ARM	189 bps	to be assigned
1361	109283531	SDO7595ISAA	$ 230,232.60	95.00	0	37	ARM	189 bps	to be assigned
1362	109283648	SDO7758ZAVA	$ 72,374.24	95.00	0	37	Fixed	129 bps	to be assigned
1363	109283804	SDO7838EMMO	$ 233,422.29	85.00	0	30	ARM	189 bps	to be assigned
1364	109283879	SDO7874FERN	$ 85,368.32	90.00	0	34	ARM	189 bps	to be assigned
1365	109283903	SDO7885ADAM	$ 92,575.19	90.00	0	34	ARM	189 bps	to be assigned
1366	109284034	SEA6177SCHO	$ 251,826.37	85.00	0	30	ARM	189 bps	to be assigned
1367	109284059	SEA6293GARC	$ 101,010.10	87.59	0	32	Fixed	129 bps	to be assigned
1368	109284174	SEA6501SAND	$ 274,525.12	87.30	0	32	ARM	189 bps	to be assigned
1369	109284190	SEA6522MCCL	$ 255,907.91	90.00	0	34	ARM	189 bps	to be assigned
1370	109284224	SEA6563RIVE	$ 111,896.03	95.00	0	37	ARM	189 bps	to be assigned
1371	109284307	SEA6623AGTA	$ 278,967.29	95.00	0	37	ARM	189 bps	to be assigned
1372	109284430	SJO3585FIAP	$ 213,251.69	95.00	0	37	ARM	189 bps	to be assigned
1373	109284505	SJO3610BARR	$ 279,824.31	95.00	0	37	ARM	189 bps	to be assigned
1374	109284539	SJO3633NGUY	$ 336,722.23	95.00	0	37	ARM	189 bps	to be assigned
1375	109284588	SJO3686BROO	$ 336,922.87	100.00	0	40	ARM	189 bps	to be assigned
1376	109284646	SLC5103SAIN	$ 98,778.18	90.00	0	34	ARM	189 bps	to be assigned
1377	109284729	SLC5662WINT	$ 134,566.31	95.00	0	37	ARM	189 bps	to be assigned
1378	109284737	SLC5682HYTE	$ 424,450.55	88.54	0	33	ARM	189 bps	to be assigned
1379	109284810	SLC5826HIAT	$ 195,511.99	90.00	0	34	Fixed	129 bps	to be assigned
1380	109284851	SLC5866LOVE	$ 89,083.41	95.00	0	37	ARM	189 bps	to be assigned
1381	109284943	SLC5913POCH	$ 81,336.95	90.00	0	34	ARM	189 bps	to be assigned
1382	109284976	SLC5937HENR	$ 155,553.74	95.00	0	37	ARM	189 bps	to be assigned
1383	109284984	SLC5945UNTH	$ 199,052.60	95.00	0	37	ARM	189 bps	to be assigned
1384	109285023	SLC6037FIRS	$ 152,782.88	85.00	0	30	ARM	189 bps	to be assigned
1385	109285205	SOU10022REN	$ 347,341.02	90.00	0	34	ARM	189 bps	to be assigned
1386	109285239	SOU10108ROD	$ 124,905.96	90.00	0	34	Fixed	129 bps	to be assigned
1387	109285346	SOU10198GUR	$ 238,144.89	90.00	0	34	ARM	189 bps	to be assigned
1388	109285353	SOU10202CAS	$ 242,317.92	90.00	0	34	ARM	189 bps	to be assigned
1389	109285411	SOU10266CHA	$ 208,655.70	95.00	0	37	ARM	189 bps	to be assigned
1390	109285494	SOU10315PER	$ 157,393.96	100.00	0	40	ARM	189 bps	to be assigned
1391	109285510	SOU10317BRO	$ 221,612.38	95.00	0	37	ARM	189 bps	to be assigned
1392	109285551	SOU10359SAN	$ 143,631.12	90.00	0	34	ARM	189 bps	to be assigned
1393	109285577	SOU10379ROM	$ 216,433.66	85.00	0	30	Fixed	129 bps	to be assigned
1394	109285585	SOU10381CER	$ 249,588.14	100.00	0	40	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1395	109285643	SOU10426ALT	$ 280,069.67	85.00	0	30	ARM	189 bps	to be assigned
1396	109285783	SOU10490KHA	$ 314,688.22	90.00	0	34	Fixed	129 bps	to be assigned
1397	109285791	SOU10491AYS	$ 246,026.46	85.00	0	30	ARM	189 bps	to be assigned
1398	109285809	SOU10492GUT	$ 74,895.90	100.00	0	40	ARM	189 bps	to be assigned
1399	109285866	SOU10505CHO	$ 224,684.56	90.00	0	34	ARM	189 bps	to be assigned
1400	109285874	SOU10506MIL	$ 189,602.22	100.00	0	40	Fixed	129 bps	to be assigned
1401	109285908	SOU10536DGJ	$ 278,584.59	100.00	0	40	ARM	189 bps	to be assigned
1402	109286021	SOU10609BOR	$ 166,317.42	90.00	0	34	ARM	189 bps	to be assigned
1403	109286047	SOU9638SUAR	$ 163,149.31	96.12	0	38	ARM	189 bps	to be assigned
1404	109286054	SOU9650DELA	$ 322,219.52	100.00	0	40	ARM	189 bps	to be assigned
1405	109286088	SOU9819LEWI	$ 217,958.37	92.50	0	36	ARM	189 bps	to be assigned
1406	109286146	SOU9990MUGN	$ 110,517.63	90.00	0	34	ARM	189 bps	to be assigned
1407	109286153	SRO000005	$ 256,043.93	95.00	0	37	ARM	189 bps	to be assigned
1408	109286203	SRO000048	$ 398,473.55	95.00	0	37	ARM	189 bps	to be assigned
1409	109286211	SRO000057	$ 140,546.62	83.78	0	29	ARM	189 bps	to be assigned
1410	109286351	SRO10014BON	$ 106,977.57	85.00	0	30	Fixed	129 bps	to be assigned
1411	109286369	SRO10015SALO	$ 207,610.42	80.28	0	26	ARM	189 bps	to be assigned
1412	109286450	SRO9341HALE	$ 236,210.56	90.00	0	34	ARM	189 bps	to be assigned
1413	109286500	SRO9554POWE	$ 259,649.92	100.00	0	40	ARM	189 bps	to be assigned
1414	109286567	SRO9741LOWE	$ 294,500.46	93.65	0	36	ARM	189 bps	to be assigned
1415	109286658	SRO9872FIEL	$ 323,072.90	90.00	0	34	ARM	189 bps	to be assigned
1416	109286765	SRO9912SMIT	$ 395,329.43	90.00	0	34	ARM	189 bps	to be assigned
1417	109286773	SRO9915GARC	$ 250,373.04	90.00	0	34	ARM	189 bps	to be assigned
1418	109286880	SRO9972PENN	$ 240,233.02	89.19	0	33	ARM	189 bps	to be assigned
1419	109286898	SRO9975STAN	$ 171,650.74	100.00	0	40	ARM	189 bps	to be assigned
1420	109286914	SRO9978SIZE	$ 260,535.93	90.00	0	34	ARM	189 bps	to be assigned
1421	109286963	STO000008	$ 58,587.66	85.00	0	30	ARM	189 bps	to be assigned
1422	109287011	STO000025	$ 86,583.03	85.00	0	30	ARM	189 bps	to be assigned
1423	109287078	STO7276UTLE	$ 79,808.92	85.00	0	30	ARM	189 bps	to be assigned
1424	109287169	STO7391OMAL	$ 165,030.87	95.00	0	37	ARM	189 bps	to be assigned
1425	109287193	STO7412HICK	$ 131,553.83	85.00	0	30	ARM	189 bps	to be assigned
1426	109287367	STO7496JENN	$ 71,024.07	90.00	0	34	ARM	189 bps	to be assigned
1427	109287383	STO7507CAMP	$ 85,378.91	95.00	0	37	ARM	189 bps	to be assigned
1428	109287409	STO7514STEV	$ 35,965.90	90.00	0	34	ARM	189 bps	to be assigned
1429	109287466	VAN5052HATL	$ 243,368.55	84.05	0	29	ARM	189 bps	to be assigned
1430	109287565	VAN5300TEEM	$ 312,888.61	93.50	0	36	ARM	189 bps	to be assigned
1431	109287631	VAN5352ASCE	$ 139,730.98	90.00	0	34	ARM	189 bps	to be assigned
1432	109287656	VAN5357BYRD	$ 156,393.49	90.00	0	34	Fixed	129 bps	to be assigned
1433	109287722	WIL000034	$ 85,370.12	90.00	0	34	ARM	189 bps	to be assigned
1434	109287839	WIL0899MCAB	$ 56,929.97	95.00	0	37	ARM	189 bps	to be assigned
1435	109287896	WIL0944MCKE	$ 175,767.78	82.82	0	28	ARM	189 bps	to be assigned
1436	109287920	WIL0951TAGG	$ 133,031.26	90.00	0	34	ARM	189 bps	to be assigned
1437	109287995	WIL1004MARG	$ 59,223.26	90.00	0	34	ARM	189 bps	to be assigned
1438	109288001	WIL1005MARG	$ 53,826.45	90.00	0	34	ARM	189 bps	to be assigned
1439	109288696	ANA000024	$ 140,823.19	81.98	0	27	Fixed	129 bps	to be assigned
1440	109288712	ANA000052	$ 294,166.85	95.00	0	37	Fixed	129 bps	to be assigned
1441	109288852	ANA000188	$ 94,773.27	95.00	0	37	ARM	189 bps	to be assigned
1442	109288936	ANA000331	$ 140,644.43	90.00	0	34	ARM	189 bps	to be assigned
1443	109289058	ANA10715GRE	$ 278,479.30	90.00	0	34	ARM	189 bps	to be assigned
1444	109289082	ANA8520OHAR	$ 376,871.63	90.00	0	34	ARM	189 bps	to be assigned
1445	109289108	ANA9420KUDJ	$ 152,831.87	85.00	0	30	Fixed	129 bps	to be assigned
1446	109289116	ANA9503ESCO	$ 299,429.20	84.51	0	29	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1447	109289173	BAL000075	$ 268,953.74	90.00	0	34	ARM	189 bps	to be assigned
1448	109289207	BAL000169	$ 150,781.42	95.00	0	37	ARM	189 bps	to be assigned
1449	109289215	BAL000191	$ 102,473.70	90.00	0	34	ARM	189 bps	to be assigned
1450	109289280	BOS000006	$ 182,069.99	90.00	0	34	ARM	189 bps	to be assigned
1451	109289348	CHI000089	$ 182,944.94	90.00	0	34	ARM	189 bps	to be assigned
1452	109289413	CHI19982CHI	$ 265,141.79	90.00	0	34	ARM	189 bps	to be assigned
1453	109289652	COS000172	$ 355,719.55	95.00	0	37	ARM	189 bps	to be assigned
1454	109289660	COS000173	$ 144,770.81	83.33	0	28	ARM	189 bps	to be assigned
1455	109289785	COS12071HEN	$ 206,795.01	87.00	0	32	ARM	189 bps	to be assigned
1456	109289926	COS12684VAN	$ 232,348.07	95.00	0	37	ARM	189 bps	to be assigned
1457	109289959	COV000056	$ 229,181.46	90.00	0	34	ARM	189 bps	to be assigned
1458	109290007	COV000105	$ 170,745.39	90.00	0	34	ARM	189 bps	to be assigned
1459	109290114	COV8390DENL	$ 147,327.89	85.26	0	30	Fixed	129 bps	to be assigned
1460	109290163	DAL000083	$ 134,866.38	90.00	0	34	ARM	189 bps	to be assigned
1461	109290205	DAL2914MART	$ 55,193.56	85.00	0	30	ARM	189 bps	to be assigned
1462	109290379	DET000103	$ 99,359.73	85.00	0	30	Fixed	129 bps	to be assigned
1463	109290445	DET10206GON	$ 191,033.64	85.00	0	30	ARM	189 bps	to be assigned
1464	109290528	ENC000109	$ 312,505.30	87.68	0	32	ARM	189 bps	to be assigned
1465	109290627	ENC1654BAIN	$ 160,837.71	90.00	0	34	ARM	189 bps	to be assigned
1466	109290767	FTL000073	$ 258,893.79	85.00	0	30	ARM	189 bps	to be assigned
1467	109290833	GLE1175MAKU	$ 285,724.78	90.00	0	34	ARM	189 bps	to be assigned
1468	109290874	HAR000063	$ 71,198.69	95.00	0	37	ARM	189 bps	to be assigned
1469	109290932	HAW000050	$ 275,019.58	95.00	0	37	ARM	189 bps	to be assigned
1470	109291013	HAW000153	$ 350,749.44	95.00	0	37	ARM	189 bps	to be assigned
1471	109291054	HAW9351BLAX	$ 360,351.31	95.00	0	37	ARM	189 bps	to be assigned
1472	109291120	HOU000206	$ 130,002.78	95.00	0	37	ARM	189 bps	to be assigned
1473	109291153	HOU3750RODR	$ 62,026.27	86.81	0	31	ARM	189 bps	to be assigned
1474	109291203	LAS000012	$ 99,481.36	83.00	0	28	ARM	189 bps	to be assigned
1475	109291245	LAS000135	$ 152,767.81	95.00	0	37	ARM	189 bps	to be assigned
1476	109291286	LAS2787BAKE	$ 127,344.63	85.00	0	30	ARM	189 bps	to be assigned
1477	109291658	MIL6844DUND	$ 161,321.06	85.00	0	30	ARM	189 bps	to be assigned
1478	109291716	MIN000128	$ 323,516.62	90.00	0	34	ARM	189 bps	to be assigned
1479	109291815	NPB000114	$ 229,674.29	100.00	0	40	ARM	189 bps	to be assigned
1480	109291997	NWJ000125	$ 197,677.64	82.50	0	28	ARM	189 bps	to be assigned
1481	109292052	OAK000080	$ 224,841.62	85.00	0	30	ARM	189 bps	to be assigned
1482	109292094	OAK000113	$ 270,350.87	95.00	0	37	ARM	189 bps	to be assigned
1483	109292128	OAK000152	$ 114,643.62	85.00	0	30	ARM	189 bps	to be assigned
1484	109292169	OAK2294THIR	$ 65,534.22	90.00	0	34	ARM	189 bps	to be assigned
1485	109292227	PHI3109PODG	$ 169,803.65	85.00	0	30	ARM	189 bps	to be assigned
1486	109292292	PHX000178	$ 118,462.46	95.00	0	37	ARM	189 bps	to be assigned
1487	109292458	RIV000116	$ 158,760.86	89.33	0	33	Fixed	129 bps	to be assigned
1488	109292466	RIV000121	$ 121,271.04	90.00	0	34	ARM	189 bps	to be assigned
1489	109292490	RIV0969MEND	$ 375,548.60	90.00	0	34	ARM	189 bps	to be assigned
1490	109292508	RIV1009SPEN	$ 148,561.55	82.64	0	28	ARM	189 bps	to be assigned
1491	109292623	SAC0383VOTA	$ 263,123.06	85.00	0	30	ARM	189 bps	to be assigned
1492	109292631	SAC0414NORR	$ 196,847.24	90.00	0	34	Fixed	129 bps	to be assigned
1493	109292649	SAC0417HERM	$ 182,713.04	84.33	0	29	ARM	189 bps	to be assigned
1494	109292912	SEA6538GUTI	$ 119,332.46	87.87	0	32	ARM	189 bps	to be assigned
1495	109293035	SLC000124	$ 152,787.64	90.00	0	34	ARM	189 bps	to be assigned
1496	109293126	SLC5944BURR	$ 161,731.00	90.00	0	34	ARM	189 bps	to be assigned
1497	109293142	SLC5999ESPI	$ 109,810.05	84.62	0	30	ARM	189 bps	to be assigned
1498	109293183	SOU000073	$ 178,692.34	90.00	0	34	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1499	109293191	SOU000082	$ 84,435.92	95.00	0	37	ARM	189 bps	to be assigned
1500	109293324	SOU10294ANT	$ 301,343.71	85.00	0	30	ARM	189 bps	to be assigned
1501	109293340	SOU10425MAR	$ 251,650.24	90.00	0	34	ARM	189 bps	to be assigned
1502	109293399	SOU9007MAGA	$ 241,843.23	95.00	0	37	ARM	189 bps	to be assigned
1503	109293407	SOU9603CABR	$ 157,342.79	90.00	0	34	ARM	189 bps	to be assigned
1504	109293415	SOU9948LEEX	$ 292,133.23	90.00	0	34	ARM	189 bps	to be assigned
1505	109293530	SRO000135	$ 246,505.95	95.00	0	37	ARM	189 bps	to be assigned
1506	109293571	SRO10052HIL	$ 108,753.05	90.00	0	34	ARM	189 bps	to be assigned
1507	109293654	STO000068	$ 109,662.31	90.00	0	34	ARM	189 bps	to be assigned
1508	109293779	TAR000012	$ 399,652.21	84.21	0	29	ARM	189 bps	to be assigned
1509	109293886	WIL0961BACA	$ 176,136.43	90.00	0	34	ARM	189 bps	to be assigned
1510	109302091	10051108	$ 103,373.88	90.00	0	34	Fixed	129 bps	to be assigned
1511	109302109	10047691	$ 110,317.95	85.00	0	30	ARM	189 bps	to be assigned
1512	109302158	R10004618	$ 421,249.57	84.60	0	30	ARM	189 bps	to be assigned
1513	109302265	10052916	$ 71,887.32	90.00	0	34	ARM	189 bps	to be assigned
1514	109302398	10050377	$ 47,541.52	85.00	0	30	ARM	189 bps	to be assigned
1515	109302505	10051806	$ 78,958.70	85.00	0	30	ARM	189 bps	to be assigned
1516	109302620	10049796	$ 150,950.90	90.00	0	34	Fixed	129 bps	to be assigned
1517	109302653	10053848	$ 64,501.88	95.00	0	37	ARM	189 bps	to be assigned
1518	109302687	10048197	$ 107,874.90	90.00	0	34	ARM	189 bps	to be assigned
1519	109302711	10052202	$ 105,865.71	86.89	0	31	ARM	189 bps	to be assigned
1520	109302752	10051992	$ 97,108.93	90.00	0	34	Fixed	129 bps	to be assigned
1521	109302836	10051367	$ 238,088.15	90.00	0	34	ARM	189 bps	to be assigned
1522	109302877	10050614	$ 263,277.58	85.00	0	30	ARM	189 bps	to be assigned
1523	109302968	10050250	$ 43,152.62	90.00	0	34	ARM	189 bps	to be assigned
1524	109303016	10049081	$ 80,661.25	85.00	0	30	ARM	189 bps	to be assigned
1525	109303131	10051394	$ 130,395.82	90.00	0	34	ARM	189 bps	to be assigned
1526	109303172	10051276	$ 100,146.21	90.00	0	34	ARM	189 bps	to be assigned
1527	109303198	10051316	$ 57,739.83	85.00	0	30	ARM	189 bps	to be assigned
1528	109303206	10052915	$ 57,739.83	85.00	0	30	ARM	189 bps	to be assigned
1529	109303339	10048543	$ 105,180.76	90.00	0	34	ARM	189 bps	to be assigned
1530	109303362	10051055	$ 38,661.76	90.00	0	34	Fixed	129 bps	to be assigned
1531	109303453	10052172	$ 70,112.12	90.00	0	34	ARM	189 bps	to be assigned
1532	109303545	10053667	$ 60,234.50	90.00	0	34	ARM	189 bps	to be assigned
1533	109303636	10051615	$ 198,588.74	90.00	0	34	ARM	189 bps	to be assigned
1534	109303669	10053793	$ 121,359.67	90.00	0	34	ARM	189 bps	to be assigned
1535	109303834	10052233	$ 323,492.95	90.00	0	34	ARM	189 bps	to be assigned
1536	109303859	10052322	$ 278,596.87	90.00	0	34	ARM	189 bps	to be assigned
1537	109304006	10053707	$ 96,802.52	84.35	0	29	Fixed	129 bps	to be assigned
1538	109304030	10050832	$ 297,138.27	85.00	0	30	ARM	189 bps	to be assigned
1539	109304071	10047940	$ 93,407.65	85.00	0	30	ARM	189 bps	to be assigned
1540	109304097	10050951	$ 323,643.97	90.00	0	34	ARM	189 bps	to be assigned
1541	109304162	10052495	$ 93,367.58	85.00	0	30	ARM	189 bps	to be assigned
1542	109304303	R10004375	$ 199,581.36	88.89	0	33	Fixed	129 bps	to be assigned
1543	109304345	10053156	$ 45,007.79	85.00	0	30	ARM	189 bps	to be assigned
1544	109304402	10051833	$ 124,833.38	84.46	0	29	ARM	189 bps	to be assigned
1545	109304469	10054639	$ 149,193.60	90.00	0	34	Fixed	129 bps	to be assigned
1546	109304485	10047545	$ 59,270.28	85.00	0	30	Fixed	129 bps	to be assigned
1547	109304543	10053589	$ 55,608.67	85.00	0	30	Fixed	129 bps	to be assigned
1548	109304576	10053300	$ 80,915.69	90.00	0	34	ARM	189 bps	to be assigned
1549	109304618	10053908	$ 50,759.94	95.00	0	37	ARM	189 bps	to be assigned
1550	109304675	10049429	$ 165,544.91	95.00	0	37	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1551	109304717	10053155	$ 268,512.31	80.78	0	26	ARM	189 bps	to be assigned
1552	109304741	10051052	$ 343,303.24	90.00	0	34	ARM	189 bps	to be assigned
1553	109304881	10050460	$ 64,728.79	90.00	0	34	Fixed	129 bps	to be assigned
1554	109304899	10052107	$ 106,120.54	83.01	0	28	ARM	189 bps	to be assigned
1555	109304998	10050036	$ 318,892.10	90.00	0	34	ARM	189 bps	to be assigned
1556	109305177	10051148	$ 108,664.97	85.00	0	30	Fixed	129 bps	to be assigned
1557	109305185	10051366	$ 66,278.85	95.00	0	37	ARM	189 bps	to be assigned
1558	109305342	10050458	$ 94,415.85	90.00	0	34	ARM	189 bps	to be assigned
1559	109305417	10052871	$ 273,972.91	84.72	0	30	ARM	189 bps	to be assigned
1560	109305425	10053154	$ 78,206.73	90.00	0	34	Fixed	129 bps	to be assigned
1561	109305490	10052306	$ 200,442.94	90.00	0	34	ARM	189 bps	to be assigned
1562	109305532	10052146	$ 241,847.76	85.00	0	30	Fixed	129 bps	to be assigned
1563	109305672	10054343	$ 58,445.18	90.00	0	34	Fixed	129 bps	to be assigned
1564	109305698	10047960	$ 121,336.07	90.00	0	34	ARM	189 bps	to be assigned
1565	109305722	10050578	$ 161,721.21	86.17	0	31	ARM	189 bps	to be assigned
1566	109305862	10052164	$ 179,780.69	94.74	0	37	ARM	189 bps	to be assigned
1567	109305995	10052450	$ 99,608.72	95.00	0	37	Fixed	129 bps	to be assigned
1568	109306274	10052048	$ 44,950.55	90.00	0	34	Fixed	129 bps	to be assigned
1569	109306282	10054402	$ 85,427.81	90.00	0	34	ARM	189 bps	to be assigned
1570	109306597	10050979	$ 55,198.23	85.00	0	30	Fixed	129 bps	to be assigned
1571	109306621	10051802	$ 206,760.95	83.13	0	28	Fixed	129 bps	to be assigned
1572	109306639	10050457	$ 92,918.25	84.55	0	30	ARM	189 bps	to be assigned
1573	109306647	R10003714	$ 132,820.56	89.26	0	33	ARM	189 bps	to be assigned
1574	109306738	10052327	$ 82,700.35	90.00	0	34	ARM	189 bps	to be assigned
1575	109306753	10050290	$ 42,482.54	85.00	0	30	ARM	189 bps	to be assigned
1576	109306886	10050231	$ 30,571.32	90.00	0	34	ARM	189 bps	to be assigned
1577	109306944	10052154	$ 215,745.35	90.00	0	34	Fixed	129 bps	to be assigned
1578	109307009	10049360	$ 68,778.32	85.00	0	30	ARM	189 bps	to be assigned
1579	109307132	10053229	$ 65,161.96	90.00	0	34	ARM	189 bps	to be assigned
1580	109307173	10050533	$ 44,964.06	90.00	0	34	ARM	189 bps	to be assigned
1581	109307264	10051205	$ 223,749.30	90.00	0	34	ARM	189 bps	to be assigned
1582	109307348	10052133	$ 171,680.89	95.00	0	37	ARM	189 bps	to be assigned
1583	109307413	10052042	$ 62,611.19	95.00	0	37	ARM	189 bps	to be assigned
1584	109307462	10051776	$ 49,212.95	90.00	0	34	Fixed	129 bps	to be assigned
1585	109307496	10053464	$ 83,608.02	90.00	0	34	ARM	189 bps	to be assigned
1586	109307553	R10004464	$ 223,102.94	85.00	0	30	ARM	189 bps	to be assigned
1587	109307587	10051714	$ 59,424.62	85.00	0	30	ARM	189 bps	to be assigned
1588	109307868	10050938	$ 71,910.63	90.00	0	34	ARM	189 bps	to be assigned
1589	109308049	10052217	$ 85,398.14	95.00	0	37	Fixed	129 bps	to be assigned
1590	109308080	10051368	$ 202,198.50	90.00	0	34	ARM	189 bps	to be assigned
1591	109308098	10053767	$ 59,262.55	90.00	0	34	ARM	189 bps	to be assigned
1592	109308155	10054027	$ 216,436.81	85.00	0	30	ARM	189 bps	to be assigned
1593	109308213	10051105	$ 260,570.87	90.00	0	34	ARM	189 bps	to be assigned
1594	109308239	10049602	$ 102,948.00	90.00	0	34	Fixed	129 bps	to be assigned
1595	109308395	10050666	$ 214,663.55	84.31	0	29	Fixed	129 bps	to be assigned
1596	109308429	10048723	$ 72,170.59	85.00	0	30	ARM	189 bps	to be assigned
1597	109308510	10054075	$ 109,659.37	90.00	0	34	ARM	189 bps	to be assigned
1598	109308528	10052616	$ 303,519.52	89.94	0	34	ARM	189 bps	to be assigned
1599	109308643	10048709	$ 327,702.55	90.00	0	34	ARM	189 bps	to be assigned
1600	109308676	10054099	$ 121,422.52	82.09	0	27	ARM	189 bps	to be assigned
1601	109308734	10050144	$ 89,170.53	85.00	0	30	ARM	189 bps	to be assigned
1602	109308957	10051868	$ 66,514.11	90.00	0	34	Fixed	129 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1603	109309088	10053472	$ 100,929.26	90.00	0	34	ARM	189 bps	to be assigned
1604	109309138	10052009	$ 94,413.37	90.00	0	34	ARM	189 bps	to be assigned
1605	109309229	10050743	$ 265,181.99	90.00	0	34	ARM	189 bps	to be assigned
1606	109309351	10050698	$ 40,455.48	90.00	0	34	ARM	189 bps	to be assigned
1607	109309484	10053001	$ 85,371.40	90.00	0	34	Fixed	129 bps	to be assigned
1608	109309542	10049857	$ 141,065.46	90.00	0	34	Fixed	129 bps	to be assigned
1609	109309567	10050424	$ 146,002.74	85.00	0	30	Fixed	129 bps	to be assigned
1610	109309856	10053265	$ 83,505.97	95.00	0	37	ARM	189 bps	to be assigned
1611	109309989	10053575	$ 271,633.02	85.00	0	30	ARM	189 bps	to be assigned
1612	109310102	R10003700	$ 112,346.98	84.59	0	30	Fixed	129 bps	to be assigned
1613	109310128	10051227	$ 191,029.02	85.00	0	30	ARM	189 bps	to be assigned
1614	109310201	10047482	$ 211,708.77	85.00	0	30	ARM	189 bps	to be assigned
1615	109310318	10051395	$ 93,397.26	85.00	0	30	ARM	189 bps	to be assigned
1616	109310458	10050973	$ 48,559.06	90.00	0	34	ARM	189 bps	to be assigned
1617	109310490	10051728	$ 57,523.22	90.00	0	34	Fixed	129 bps	to be assigned
1618	109310581	10051710	$ 261,538.42	85.00	0	30	ARM	189 bps	to be assigned
1619	109310672	10051880	$ 146,468.13	90.00	0	34	Fixed	129 bps	to be assigned
1620	109310748	10052732	$ 104,228.00	90.00	0	34	ARM	189 bps	to be assigned
1621	109310771	10052596	$ 41,706.56	90.00	0	34	ARM	189 bps	to be assigned
1622	109310805	10050874	$ 61,575.03	90.00	0	34	ARM	189 bps	to be assigned
1623	109311035	10051315	$ 141,738.64	85.00	0	30	Fixed	129 bps	to be assigned
1624	109311167	10050474	$ 120,401.32	90.00	0	34	ARM	189 bps	to be assigned
1625	109311217	10052998	$ 51,780.03	83.63	0	29	Fixed	129 bps	to be assigned
1626	109311456	10052795	$ 347,754.80	90.00	0	34	ARM	189 bps	to be assigned
1627	109311530	10049835	$ 136,522.22	90.00	0	34	Fixed	129 bps	to be assigned
1628	109311555	10051357	$ 43,152.52	90.00	0	34	ARM	189 bps	to be assigned
1629	109311597	10052088	$ 35,956.23	90.00	0	34	ARM	189 bps	to be assigned
1630	109311605	10052097	$ 35,052.72	90.00	0	34	ARM	189 bps	to be assigned
1631	109311902	10053425	$ 122,684.25	90.00	0	34	ARM	189 bps	to be assigned
1632	109312017	10051949	$ 231,379.75	95.00	0	37	ARM	189 bps	to be assigned
1633	109312066	10051568	$ 145,603.10	90.00	0	34	ARM	189 bps	to be assigned
1634	109312090	10051831	$ 53,920.39	90.00	0	34	ARM	189 bps	to be assigned
1635	109312231	10050442	$ 224,450.34	90.00	0	34	ARM	189 bps	to be assigned
1636	109312256	10052553	$ 440,343.37	90.00	0	34	ARM	189 bps	to be assigned
1637	109312314	10051596	$ 499,217.53	83.33	0	28	Fixed	129 bps	to be assigned
1638	109312348	10050201	$ 60,703.50	95.00	0	37	ARM	189 bps	to be assigned
1639	109312355	10051083	$ 110,550.94	90.00	0	34	ARM	189 bps	to be assigned
1640	109312363	10051947	$ 80,919.82	90.00	0	34	ARM	189 bps	to be assigned
1641	109312637	10049662	$ 85,438.60	90.00	0	34	ARM	189 bps	to be assigned
1642	109312652	10050914	$ 196,820.88	90.00	0	34	ARM	189 bps	to be assigned
1643	109312728	10051624	$ 62,949.70	90.00	0	34	ARM	189 bps	to be assigned
1644	109312892	10051306	$ 258,822.90	85.00	0	30	Fixed	129 bps	to be assigned
1645	109312991	10053071	$ 121,209.98	90.00	0	34	ARM	189 bps	to be assigned
1646	109313015	10051681	$ 89,888.29	90.00	0	34	Fixed	129 bps	to be assigned
1647	109313098	10053028	$ 346,151.22	95.00	0	37	Fixed	129 bps	to be assigned
1648	109313122	10048631	$ 78,022.89	85.00	0	30	ARM	189 bps	to be assigned
1649	109313197	10050018	$ 84,485.86	90.00	0	34	Fixed	129 bps	to be assigned
1650	109313221	10053112	$ 53,923.37	90.00	0	34	ARM	189 bps	to be assigned
1651	109313239	10050773	$ 115,493.96	90.00	0	34	ARM	189 bps	to be assigned
1652	109313304	10048251	$ 67,925.26	85.00	0	30	ARM	189 bps	to be assigned
1653	109313346	10051242	$ 184,020.74	90.00	0	34	ARM	189 bps	to be assigned
1654	109313478	10053179	$ 424,266.10	80.95	0	26	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1655	109313486	10054163	$ 295,980.25	95.00	0	37	ARM	189 bps	to be assigned
1656	109313494	10054345	$ 80,533.69	95.00	0	37	ARM	189 bps	to be assigned
1657	109313528	10050026	$ 80,592.51	85.00	0	30	ARM	189 bps	to be assigned
1658	109313692	10053887	$ 35,870.21	90.00	0	34	ARM	189 bps	to be assigned
1659	109313775	10049287	$ 44,995.21	85.00	0	30	ARM	189 bps	to be assigned
1660	109313890	10051853	$ 323,402.67	90.00	0	34	ARM	189 bps	to be assigned
1661	109313924	10050613	$ 79,082.07	90.00	0	34	ARM	189 bps	to be assigned
1662	109313957	10053829	$ 250,336.90	85.00	0	30	ARM	189 bps	to be assigned
1663	109313981	10051093	$ 43,161.52	90.00	0	34	ARM	189 bps	to be assigned
1664	109314013	10047493	$ 312,755.94	89.97	0	34	ARM	189 bps	to be assigned
1665	109314328	10049050	$ 193,220.39	84.13	0	29	ARM	189 bps	to be assigned
1666	109314336	10053617	$ 280,781.30	95.00	0	37	ARM	189 bps	to be assigned
1667	109314344	10053832	$ 131,532.59	85.00	0	30	Fixed	129 bps	to be assigned
1668	109314427	10053043	$ 38,218.99	90.00	0	34	Fixed	129 bps	to be assigned
1669	109315424	107550402	$ 174,545.44	85.37	0	30	Fixed	129 bps	to be assigned
1670	109315457	106187206	$ 53,906.11	90.00	0	34	ARM	189 bps	to be assigned
1671	109315465	2109100117	$ 74,418.29	89.98	0	34	ARM	189 bps	to be assigned
1672	109315531	107542300	$ 69,211.31	90.00	0	34	Fixed	129 bps	to be assigned
1673	109315564	107397606	$ 111,405.96	90.00	0	34	ARM	189 bps	to be assigned
1674	109315580	107520405	$ 86,894.21	81.31	0	27	Fixed	129 bps	to be assigned
1675	109315861	3472429004	$ 163,500.17	90.00	0	34	Fixed	129 bps	to be assigned
1676	109315879	107192908	$ 59,393.84	85.00	0	30	ARM	189 bps	to be assigned
1677	109315952	5201513300	$ 127,344.97	85.00	0	30	ARM	189 bps	to be assigned
1678	109316141	4381125476	$ 67,403.45	90.00	0	34	ARM	189 bps	to be assigned
1679	109316166	683063619	$ 155,475.02	90.00	0	34	ARM	189 bps	to be assigned
1680	109316182	4389614426	$ 269,632.75	90.00	0	34	ARM	189 bps	to be assigned
1681	109316190	1486041317	$ 215,694.10	90.00	0	34	ARM	189 bps	to be assigned
1682	109316216	4387492436	$ 165,900.08	95.00	0	37	ARM	189 bps	to be assigned
1683	109316224	683477619	$ 85,439.65	90.00	0	34	ARM	189 bps	to be assigned
1684	109316240	585851922	$ 174,262.94	90.00	0	34	ARM	189 bps	to be assigned
1685	109316281	1485952317	$ 57,971.68	90.00	0	34	ARM	189 bps	to be assigned
1686	109316323	583668965	$ 220,599.32	85.00	0	30	ARM	189 bps	to be assigned
1687	109316471	9081565278	$ 233,364.91	85.00	0	30	ARM	189 bps	to be assigned
1688	109316489	591812913	$ 273,203.78	85.00	0	30	ARM	189 bps	to be assigned
1689	109316497	2180898112	$ 326,711.93	85.00	0	30	ARM	189 bps	to be assigned
1690	109316547	683352619	$ 349,377.67	89.74	0	34	ARM	189 bps	to be assigned
1691	109316562	4387085436	$ 72,149.73	85.00	0	30	ARM	189 bps	to be assigned
1692	109368886	20305344	$ 124,060.21	90.00	0	34	ARM	189 bps	to be assigned
1693	109369421	20305720	$ 56,947.99	95.00	0	37	Fixed	129 bps	to be assigned
1694	109369504	5250300014	$ 180,274.84	95.00	0	37	ARM	189 bps	to be assigned
1695	109369702	20304760	$ 144,295.36	85.00	0	30	Fixed	129 bps	to be assigned
1696	109369801	20302690	$ 46,748.67	90.00	0	34	ARM	189 bps	to be assigned
1697	109369884	40302301	$ 174,048.75	85.00	0	30	Fixed	129 bps	to be assigned
1698	109370221	20305496	$ 121,359.67	90.00	0	34	ARM	189 bps	to be assigned
1699	109370262	40303032	$ 172,479.66	89.51	0	33	ARM	189 bps	to be assigned
1700	109370536	20305527	$ 337,209.42	90.00	0	34	ARM	189 bps	to be assigned
1701	109370650	20305106	$ 212,248.16	85.00	0	30	ARM	189 bps	to be assigned
1702	109370775	20305992	$ 165,572.91	85.00	0	30	ARM	189 bps	to be assigned
1703	109371344	20303579	$ 203,596.02	85.00	0	30	ARM	189 bps	to be assigned
1704	109371385	30302083	$ 411,680.72	85.00	0	30	ARM	189 bps	to be assigned
1705	109371567	1000009033	$ 81,484.21	85.00	0	30	ARM	189 bps	to be assigned
1706	109371609	1000010406	$ 403,434.27	82.47	0	28	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1707	109372060	1000013904	$ 259,786.45	89.04	0	33	Fixed	129 bps	to be assigned
1708	109372219	1000010866	$ 211,145.35	90.00	0	34	ARM	189 bps	to be assigned
1709	109372284	1000012565	$ 377,620.70	84.06	0	29	Fixed	129 bps	to be assigned
1710	109387449	36361681	$ 147,557.92	90.00	0	34	Fixed	129 bps	to be assigned
1711	109387753	36366193	$ 50,130.93	85.00	0	30	ARM	189 bps	to be assigned
1712	109388520	36360527	$ 71,025.09	90.00	0	34	ARM	189 bps	to be assigned
1713	109388587	36407997	$ 204,600.92	85.00	0	30	ARM	189 bps	to be assigned
1714	109388736	36366714	$ 122,344.27	90.00	0	34	ARM	189 bps	to be assigned
1715	109388835	36338804	$ 197,880.05	90.00	0	34	ARM	189 bps	to be assigned
1716	109389007	36385839	$ 106,187.33	85.00	0	30	ARM	189 bps	to be assigned
1717	109389098	36397966	$ 151,548.25	90.00	0	34	ARM	189 bps	to be assigned
1718	109389239	36328276	$ 72,130.97	85.00	0	30	ARM	189 bps	to be assigned
1719	109389346	36325843	$ 269,671.04	90.00	0	34	ARM	189 bps	to be assigned
1720	109389429	36377562	$ 242,766.50	90.00	0	34	ARM	189 bps	to be assigned
1721	109389536	36350023	$ 182,617.73	82.32	0	28	ARM	189 bps	to be assigned
1722	109389601	36395655	$ 116,036.45	90.00	0	34	ARM	189 bps	to be assigned
1723	109389916	36322196	$ 220,679.08	85.00	0	30	ARM	189 bps	to be assigned
1724	109390005	36404317	$ 216,571.98	85.00	0	30	ARM	189 bps	to be assigned
1725	109390153	36235331	$ 221,296.35	83.63	0	29	ARM	189 bps	to be assigned
1726	109390237	36377117	$ 58,621.94	85.00	0	30	Fixed	129 bps	to be assigned
1727	109390278	36220119	$ 89,770.69	85.00	0	30	ARM	189 bps	to be assigned
1728	109390302	36397081	$ 179,811.53	90.00	0	34	ARM	189 bps	to be assigned
1729	109390377	36326155	$ 130,337.22	90.00	0	34	Fixed	129 bps	to be assigned
1730	109390443	36364032	$ 128,571.64	90.00	0	34	ARM	189 bps	to be assigned
1731	109390484	36307817	$ 119,488.56	89.96	0	34	ARM	189 bps	to be assigned
1732	109391094	36407153	$ 135,836.81	85.00	0	30	Fixed	129 bps	to be assigned
1733	109391136	36274157	$ 62,970.61	90.00	0	34	ARM	189 bps	to be assigned
1734	109391284	36400018	$ 64,562.83	85.00	0	30	ARM	189 bps	to be assigned
1735	109391342	36368546	$ 43,979.12	89.80	0	34	ARM	189 bps	to be assigned
1736	109391532	36362044	$ 254,887.19	85.00	0	30	Fixed	129 bps	to be assigned
1737	109391599	36331833	$ 170,932.05	90.00	0	34	ARM	189 bps	to be assigned
1738	109392126	36386514	$ 161,024.84	90.00	0	34	ARM	189 bps	to be assigned
1739	109392357	36281350	$ 47,583.89	85.00	0	30	Fixed	129 bps	to be assigned
1740	109392597	36341881	$ 35,684.17	85.00	0	30	ARM	189 bps	to be assigned
1741	109392639	36322709	$ 276,098.79	85.00	0	30	ARM	189 bps	to be assigned
1742	109392811	36316859	$ 154,480.49	85.00	0	30	ARM	189 bps	to be assigned
1743	109393157	36377356	$ 116,854.19	90.00	0	34	ARM	189 bps	to be assigned
1744	109393348	36373140	$ 72,958.32	85.00	0	30	Fixed	129 bps	to be assigned
1745	109393660	36334571	$ 99,251.46	85.00	0	30	ARM	189 bps	to be assigned
1746	109393769	36360907	$ 202,884.82	85.00	0	30	ARM	189 bps	to be assigned
1747	109393843	36382026	$ 80,367.08	90.00	0	34	ARM	189 bps	to be assigned
1748	109394197	36401586	$ 107,960.47	90.00	0	34	ARM	189 bps	to be assigned
1749	109627562	71772	$ 318,142.62	95.00	30	7	ARM	189 bps	to be assigned
1750	109627570	71911	$ 186,114.48	95.00	30	7	ARM	189 bps	to be assigned
1751	109627877	351945	$ 252,508.29	95.00	30	7	ARM	189 bps	to be assigned
1752	109627927	429475	$ 188,524.05	95.00	30	7	ARM	189 bps	to be assigned
1753	109628289	8303687	$ 108,607.12	94.99	30	7	ARM	189 bps	to be assigned
1754	109628305	9732961	$ 204,395.53	90.00	25	9	ARM	189 bps	to be assigned
1755	109628370	10690394	$ 79,418.14	95.00	30	7	ARM	189 bps	to be assigned
1756	109628511	13270749	$ 90,309.34	85.85	25	6	ARM	189 bps	to be assigned
1757	109628628	15057268	$ 250,908.82	95.00	30	7	ARM	189 bps	to be assigned
1758	109628636	15137136	$ 90,175.01	90.00	25	9	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC

		Amount of		Amount of	Amount of			MGIC
Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1759	109628685	15807654	$ 205,975.69	90.00	25	9	ARM	189 bps	to be assigned
1760	109628776	16042376	$ 144,693.31	92.99	30	6	ARM	189 bps	to be assigned
1761	109628818	16077489	$ 164,790.75	89.25	25	8	ARM	189 bps	to be assigned
1762	109628875	16562415	$ 131,476.58	89.80	25	9	ARM	189 bps	to be assigned
1763	109628909	16726176	$ 231,622.74	95.00	30	7	ARM	189 bps	to be assigned
1764	109628974	17027004	$ 247,854.00	95.00	30	7	ARM	189 bps	to be assigned
1765	109629006	17197021	$ 196,625.48	84.36	12	17	ARM	189 bps	to be assigned
1766	109629113	17387127	$ 123,406.96	95.00	30	7	ARM	189 bps	to be assigned
1767	109629212	17525759	$ 147,319.40	90.00	25	9	ARM	189 bps	to be assigned
1768	109629261	17615956	$ 75,508.58	95.00	30	7	ARM	189 bps	to be assigned
1769	109629535	17887621	$ 138,881.82	95.00	30	7	ARM	189 bps	to be assigned
1770	109629550	17931627	$ 125,768.11	81.67	12	15	ARM	189 bps	to be assigned
1771	109629824	18260455	$ 209,807.11	91.32	30	5	ARM	189 bps	to be assigned
1772	109630384	18850529	$ 165,033.95	95.00	30	7	ARM	189 bps	to be assigned
1773	109630525	18963082	$ 190,898.61	95.00	30	7	ARM	189 bps	to be assigned
1774	109630566	19018498	$ 129,653.59	90.00	25	9	ARM	189 bps	to be assigned
1775	109630632	19064823	$ 153,548.98	94.48	30	7	ARM	189 bps	to be assigned
1776	109630657	19110642	$ 184,298.96	88.31	25	8	ARM	189 bps	to be assigned
1777	109630681	19133974	$ 145,003.53	92.11	30	5	ARM	189 bps	to be assigned
1778	109630855	19292648	$ 138,678.34	95.00	30	7	ARM	189 bps	to be assigned
1779	109630863	19293216	$ 205,936.78	95.00	30	7	ARM	189 bps	to be assigned
1780	109631309	19834407	$ 137,552.64	85.96	25	6	ARM	189 bps	to be assigned
1781	109631358	19871342	$ 155,923.83	95.00	30	7	ARM	189 bps	to be assigned
1782	109631374	19887223	$ 301,407.61	95.00	30	7	ARM	189 bps	to be assigned
1783	109631424	19954973	$ 158,231.82	95.00	30	7	ARM	189 bps	to be assigned
1784	109631499	20012068	$ 241,803.83	95.00	30	7	ARM	189 bps	to be assigned
1785	109631754	20383006	$ 258,686.64	95.00	30	7	ARM	189 bps	to be assigned
1786	109631853	20483095	$ 111,801.41	90.00	25	9	ARM	189 bps	to be assigned
1787	109631903	20530408	$ 168,971.77	95.00	30	7	ARM	189 bps	to be assigned
1788	109632182	20808531	$ 87,601.03	95.00	30	7	ARM	189 bps	to be assigned
1789	109632570	21334263	$ 161,542.15	82.34	12	16	ARM	189 bps	to be assigned
1790	109632638	21462361	$ 84,072.23	88.95	25	8	ARM	189 bps	to be assigned
1791	109632844	21812839	$ 261,324.18	85.90	25	6	ARM	189 bps	to be assigned
1792	109633024	22124366	$ 149,832.78	88.53	25	8	ARM	189 bps	to be assigned
1793	109633149	22304653	$ 270,992.57	86.35	25	6	ARM	189 bps	to be assigned
1794	109633164	22325948	$ 223,367.43	94.33	30	7	ARM	189 bps	to be assigned
1795	109633263	22434765	$ 179,380.12	92.75	30	6	ARM	189 bps	to be assigned
1796	109633495	22709927	$ 149,288.92	95.00	30	7	ARM	189 bps	to be assigned
1797	109633610	22866958	$ 109,364.60	90.00	25	9	ARM	189 bps	to be assigned
1798	109633859	23290612	$ 306,660.00	90.00	25	9	ARM	189 bps	to be assigned
1799	109633917	23368913	$ 291,391.60	89.31	25	8	ARM	189 bps	to be assigned
1800	109634063	23581804	$ 154,221.97	95.00	30	7	ARM	189 bps	to be assigned
1801	109634097	23610801	$ 207,209.18	94.98	30	7	ARM	189 bps	to be assigned
1802	109634220	23764848	$ 77,618.03	95.00	30	7	ARM	189 bps	to be assigned
1803	109634261	23818172	$ 193,163.90	81.68	12	15	ARM	189 bps	to be assigned
1804	109634303	23893985	$ 151,606.94	95.00	30	7	ARM	189 bps	to be assigned
1805	109634337	23924152	$ 165,690.36	87.09	25	7	ARM	189 bps	to be assigned
1806	109634840	24640112	$ 107,727.70	90.00	25	9	ARM	189 bps	to be assigned
1807	109635052	25012691	$ 136,640.89	81.55	12	15	ARM	189 bps	to be assigned
1808	109635177	25284878	$ 195,854.10	95.00	30	7	ARM	189 bps	to be assigned
1809	109635243	25534462	$ 143,127.55	95.00	30	7	ARM	189 bps	to be assigned
1810	109635268	25574724	$ 125,582.58	89.99	25	9	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1811	109635441	122441678	$ 136,908.14	89.99	25	9	ARM	189 bps	to be assigned
1812	109635516	122945868	$ 220,370.66	95.00	30	7	ARM	189 bps	to be assigned
1813	109635631	123506131	$ 80,662.18	85.00	12	18	ARM	189 bps	to be assigned
1814	109635672	123668709	$ 190,496.93	90.00	25	9	ARM	189 bps	to be assigned
1815	109635722	124106113	$ 127,433.61	87.13	25	7	ARM	189 bps	to be assigned
1816	109635748	124333824	$ 243,910.33	85.00	12	18	ARM	189 bps	to be assigned
1817	109635771	124493396	$ 261,811.75	89.50	25	8	ARM	189 bps	to be assigned
1818	109636175	127088912	$ 207,872.27	95.00	30	7	ARM	189 bps	to be assigned
1819	109636399	127464451	$ 207,941.95	94.14	30	7	ARM	189 bps	to be assigned
1820	109636597	127830834	$ 121,505.00	89.71	25	9	ARM	189 bps	to be assigned
1821	109636662	128088895	$ 114,119.86	88.01	25	7	ARM	189 bps	to be assigned
1822	109636670	128097631	$ 323,681.86	81.25	12	15	ARM	189 bps	to be assigned
1823	109636985	128927431	$ 122,263.24	87.37	25	7	ARM	189 bps	to be assigned
1824	109637009	128967791	$ 134,922.79	87.58	25	7	ARM	189 bps	to be assigned
1825	109637058	129109922	$ 219,891.34	90.00	25	9	ARM	189 bps	to be assigned
1826	109637132	222160426	$ 211,198.99	89.29	25	8	ARM	189 bps	to be assigned
1827	109637165	222242935	$ 116,525.19	94.05	30	7	ARM	189 bps	to be assigned
1828	109637264	222476301	$ 128,604.50	86.18	25	6	ARM	189 bps	to be assigned
1829	109637470	223861519	$ 246,275.27	90.00	30	4	ARM	189 bps	to be assigned
1830	109637546	224643502	$ 300,059.92	95.00	30	7	ARM	189 bps	to be assigned
1831	109637744	278725	$ 180,368.53	85.00	12	18	ARM	189 bps	to be assigned
1832	109637801	315186	$ 85,239.32	86.50	25	6	ARM	189 bps	to be assigned
1833	109637892	348561	$ 108,141.17	88.43	25	8	ARM	189 bps	to be assigned
1834	109637900	350689	$ 257,642.37	90.00	25	9	ARM	189 bps	to be assigned
1835	109637918	356661	$ 140,370.39	90.28	30	4	ARM	189 bps	to be assigned
1836	109638015	752155	$ 87,846.43	89.10	25	8	ARM	189 bps	to be assigned
1837	109638056	766699	$ 256,098.01	89.55	25	8	ARM	189 bps	to be assigned
1838	109638072	785663	$ 91,794.73	85.00	12	18	ARM	189 bps	to be assigned
1839	109638163	122404833	$ 101,234.03	90.00	25	9	ARM	189 bps	to be assigned
1840	109638197	122517006	$ 121,491.45	85.31	25	5	ARM	189 bps	to be assigned
1841	109638221	123036568	$ 146,604.56	89.99	25	9	ARM	189 bps	to be assigned
1842	109638262	123488629	$ 152,356.96	81.91	12	15	ARM	189 bps	to be assigned
1843	109638288	123773285	$ 160,271.66	90.00	25	9	ARM	189 bps	to be assigned
1844	109638346	125105437	$ 119,021.22	86.96	25	6	ARM	189 bps	to be assigned
1845	109638395	125921551	$ 289,025.69	83.14	12	16	ARM	189 bps	to be assigned
1846	109638445	126311984	$ 147,742.72	95.00	30	7	ARM	189 bps	to be assigned
1847	109638502	126602861	$ 150,897.61	95.00	30	7	ARM	189 bps	to be assigned
1848	109638544	126954163	$ 102,950.19	95.00	30	7	ARM	189 bps	to be assigned
1849	109638601	127198091	$ 216,735.86	90.00	25	9	ARM	189 bps	to be assigned
1850	109638742	127839975	$ 264,616.25	86.74	25	6	ARM	189 bps	to be assigned
1851	109639096	516736	$ 119,523.25	89.37	25	8	ARM	189 bps	to be assigned
1852	109639328	16433229	$ 204,745.82	82.63	12	16	ARM	189 bps	to be assigned
1853	109639385	17459694	$ 135,508.06	94.99	30	7	ARM	189 bps	to be assigned
1854	109639427	17802638	$ 225,104.10	88.92	25	8	ARM	189 bps	to be assigned
1855	109639468	18127498	$ 91,447.44	95.00	30	7	ARM	189 bps	to be assigned
1856	109639658	19121565	$ 269,127.00	95.00	30	7	ARM	189 bps	to be assigned
1857	109639781	19683184	$ 323,775.79	84.55	12	18	ARM	189 bps	to be assigned
1858	109639989	20579975	$ 281,122.62	89.84	25	9	ARM	189 bps	to be assigned
1859	109640086	21081252	$ 320,308.36	95.00	30	7	ARM	189 bps	to be assigned
1860	109640268	22840995	$ 116,321.94	83.57	12	17	ARM	189 bps	to be assigned
1861	109640367	23386709	$ 279,225.10	84.85	12	18	ARM	189 bps	to be assigned
1862	109640425	23688856	$ 214,482.25	87.76	25	7	ARM	189 bps	to be assigned
MGIC Master Policy 12-670-4-3364 Certificate Schedule							MGIC
			Amount of		Amount of	Amount of			MGIC
	Aloan	Loan	Insurable		Primary	MGIC	Loan	Premium	Certificate
	Number	Number	Loan	LTV	Coverage	Coverage	Type	Rate	Number

1863	109640623	24724189	$ 198,708.90	95.00	30	7	ARM	189 bps	to be assigned
1864	109640730	125399337	$ 157,971.17	94.97	30	7	ARM	189 bps	to be assigned
1865	109640995	222660128	$ 146,238.70	84.00	12	17	ARM	189 bps	to be assigned
1866	109641449	755110	$ 55,134.77	90.00	25	9	ARM	189 bps	to be assigned
1867	109641902	123575375	$ 225,583.43	84.83	17	13	ARM	189 bps	to be assigned
1868	109642041	125001453	$ 164,606.97	94.57	30	7	ARM	189 bps	to be assigned
1869	109642082	125282905	$ 179,919.94	90.00	25	9	ARM	189 bps	to be assigned
1870	109642132	125548446	$ 120,746.93	88.69	25	8	ARM	189 bps	to be assigned
1871	109642207	125888479	$ 152,653.76	89.94	25	9	ARM	189 bps	to be assigned
1872	109642249	126129816	$ 167,129.08	94.98	30	7	ARM	189 bps	to be assigned
1873	109642322	126293877	$ 181,076.84	89.02	25	8	ARM	189 bps	to be assigned
1874	109642363	126404573	$ 113,806.31	91.60	30	5	ARM	189 bps	to be assigned
1875	109642934	127454437	$ 232,116.75	88.11	25	7	ARM	189 bps	to be assigned
1876	109642967	127468536	$ 186,484.39	89.19	25	8	ARM	189 bps	to be assigned
1877	109643049	127638641	$ 248,456.60	90.00	25	9	ARM	189 bps	to be assigned
1878	109643130	127767358	$ 111,648.52	85.93	25	6	ARM	189 bps	to be assigned
1879	109643155	127823227	$ 304,304.66	94.15	30	7	ARM	189 bps	to be assigned
1880	109643189	127851806	$ 257,272.92	95.00	30	7	ARM	189 bps	to be assigned
1881	109643395	128228962	$ 139,855.74	90.00	25	9	ARM	189 bps	to be assigned
1882	109643429	128233517	$ 210,993.77	89.98	25	9	ARM	189 bps	to be assigned